     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2004


                                                              FILE NO. 333-61899
                                                              FILE NO. 811-08967

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 10


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 11


                                   ----------

                        EQUITRUST LIFE ANNUITY ACCOUNT II
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                   ----------

                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
                                 1-515-225-5400
            (Address and Phone Number of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                           WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

   IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

   / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;

   /X/ ON MAY 1, 2004 PURSUANT TO PARAGRAPH (b) OF RULE 485;

   / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485; / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

   SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
   CONTRACTS

================================================================================

                        EQUITRUST LIFE ANNUITY ACCOUNT II

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                   PROSPECTUS


                                   May 1, 2004


EquiTrust Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account II (the "Account"), each of which invests in one of the following Investment
Options:

American Century(R)
   VP Ultra(R) Fund

   VP VistaSM Fund

Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
Fidelity Variable Insurance Products Funds
   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP High Income Portfolio--Service Class 2
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
   Franklin Real Estate Fund--Class 2
   Franklin Small Cap Fund--Class 2
   Franklin Small Cap Value Securities Fund--Class 2
   Franklin U.S. Government Fund--Class 2
   Mutual Shares Securities Fund--Class 2
   Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   NASDAQ-100 Index Portfolio
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.


The T. Rowe Price Mid-Cap Growth Subaccount ("MCG Subaccount") is not available for investment (allocation of premium payments and transfers) under Contracts issued on or after May 1, 2004. The MCG Subaccount will continue to be available for investment to an Owner whose Contract is issued on or before April 30, 2004 ("Existing Owner"). Existing Owners may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG Subaccount. Existing Owners may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.


Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
         OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Issued By

                        EquiTrust Life Insurance Company
                             5400 University Avenue
                           West Des Moines, Iowa 50266

TABLE OF CONTENTS


                                                                         PAGE
                                                                      ----------
DEFINITIONS                                                                    3
FEE TABLES                                                                     5
SUMMARY OF THE CONTRACT                                                       12
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS                                   14
      EquiTrust Life Insurance Company                                        14
      IMSA                                                                    14
      EquiTrust Life Annuity Account II                                       14
      Investment Options                                                      15
      Addition, Deletion or Substitution of Investments                       21
DESCRIPTION OF ANNUITY CONTRACT                                               22
      Issuance of a Contract                                                  22
      Premiums                                                                22
      Free-Look Period                                                        23
      Allocation of Premiums                                                  23
      Variable Accumulated Value                                              24
      Transfer Privilege                                                      24
      Partial Withdrawals and Surrenders                                      26
      Transfer and Withdrawal Options                                         27
      Death Benefit Before the Retirement Date                                29
      Death Benefit After the Retirement Date                                 31
      Proceeds on the Retirement Date                                         31
      Payments                                                                32
      Modification                                                            32
      Reports to Owners                                                       32
      Inquiries                                                               32
      Change of Address                                                       32
THE DECLARED INTEREST OPTION                                                  33
      Minimum Guaranteed and Current Interest Rates                           33
      Transfers From Declared Interest Option                                 34
CHARGES AND DEDUCTIONS                                                        34
      Surrender Charge (Contingent Deferred Sales Charge)                     34
      Annual Administrative Charge                                            35
      Transfer Processing Fee                                                 35
      Mortality and Expense Risk Charge                                       35
      Investment Option Expenses                                              35
      Premium Taxes                                                           36
      Other Taxes                                                             36
PAYMENT OPTIONS                                                               36
      Description of Payment Options                                          37
      Election of Payment Options and Annuity Payments                        37
YIELDS AND TOTAL RETURNS                                                      40
FEDERAL TAX MATTERS                                                           41
      Introduction                                                            41
      Tax Status of the Contract                                              42
      Taxation of Annuities                                                   43
      Transfers, Assignments or Exchanges of a Contract                       45
      Withholding                                                             45
      Multiple Contracts                                                      45

                                                                         PAGE
                                                                      ----------
      Taxation of Qualified Contracts                                         45
      Possible Charge for the Company's Taxes                                 47
      Other Tax Consequences                                                  48
DISTRIBUTION OF THE CONTRACTS                                                 48
LEGAL PROCEEDINGS                                                             49
VOTING RIGHTS                                                                 49
FINANCIAL STATEMENTS                                                          50
CALCULATING VARIABLE ANNUITY PAYMENTS                                 Appendix A
CONDENSED FINANCIAL INFORMATION                                       Appendix B
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                    SAI-TOC


             The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

DEFINITIONS

ACCOUNT: EquiTrust Life Annuity Account II.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person(s) to whom the Company pays the proceeds on the death of the Owner/Annuitant.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): EquiTrust Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

   (a) a certified copy of the death certificate;

   (b) a certified copy of a court decree reciting a finding of death;

   (c) the Beneficiary's statement of election;

   (d) a copy of the Beneficiary's Form W-9; or

   (e) any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable surrender charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the owner on a form satisfactory to the Company which the Company receives at our Home Office.

FEE TABLES

   The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

                                                        GUARANTEED
OWNER TRANSACTION EXPENSES                            MAXIMUM CHARGE   CURRENT CHARGE
-------------------------------------------------------------------------------------
Surrender Charge (as a percentage of amount
withdrawn or surrendered)(1)                                8.5%               6%

Transfer Processing Fee(2)                                $  25             $ 25


(1) Currently, the surrender charge is only assessed during the first six Contract Years. The surrender charge declines to 0% in the seventh Contract Year. (The surrender charge period is guaranteed not to exceed a nine-year period.) In each Contract Year you may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. This amount is not cumulative from Contract Year to Contract Year. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")


(2) We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Contract Year.

   The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

                                                        GUARANTEED
PERIODIC CHARGES                                      MAXIMUM CHARGE   CURRENT CHARGE
-------------------------------------------------------------------------------------
Annual Administrative Charge(3)                           $   45          $   30

Separate Account Annual Expenses (as a percentage of average variable accumulated value)

  Mortality and Expense Risk Charge                         1.40%           1.40%

  Total Separate Account Annual Expenses                    1.40%           1.40%

(3) We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

   The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2003. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
          (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(4)


                                                                                  MINIMUM    MAXIMUM
----------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                           0.34%      1.58%

Total Annual Investment Option Operating Expenses After Contractual Fee
Waiver or Reimbursement(5)                                                         0.34%      1.25%



(4) For certain Investment Options, certain expenses were reimbursed or fees waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:



                                                                                  MINIMUM    MAXIMUM
----------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                           0.28%      1.19%


(5) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2003, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                                  TOTAL EXPENSES
                                                                     (BEFORE          TOTAL AMOUNT       TOTAL EXPENSES
                                                                    CONTRACTUAL      OF CONTRACTUAL    (AFTER CONTRACTUAL
                             ADVISORY     OTHER        12b-1      FEE WAIVERS AND     FEE WAIVER OR      FEE WAIVERS AND
INVESTMENT OPTION              FEE       EXPENSES       FEE       REIMBURSEMENTS)     REIMBURSEMENT      REIMBURSEMENTS)
-------------------------------------------------------------------------------------------------------------------------
American Century

  VP Ultra(R) Fund             1.00%       0.01%       0.00%            1.01%             0.00%            1.01%(1)(2)

  VP Vista Fund                1.00%       0.00%       0.00%            1.00%             0.00%            1.00%(1)

Dreyfus

  VIF Appreciation
  Portfolio--Initial
  Share Class                  0.75%       0.05%       0.00%            0.80%             0.00%            0.80%

  VIF Developing
  Leaders
  Portfolio--Initial
  Share Class                  0.75%       0.07%       0.00%            0.82%             0.00%            0.82%

  VIF Disciplined
  Stock
  Portfolio--Initial
  Share Class                  0.75%       0.10%       0.00%            0.85%             0.00%            0.85%

  VIF Growth and
  Income
  Portfolio--Initial
  Share Class                  0.75%       0.07%       0.00%            0.82%             0.00%            0.82%

  VIF
  International
  Equity
  Portfolio--Initial
  Share Class                  0.75%       0.44%       0.00%            1.19%             0.00%            1.19%

  Dreyfus Socially
  Responsible
  Growth Fund,
  Inc.--Service
  Share Class                  0.75%       0.09%       0.25%            1.09%             0.00%            1.09%

EquiTrust Variable Insurance Series Fund

  Blue Chip
  Portfolio                    0.20%       0.16%       0.00%            0.36%             0.00%            0.36%

  High Grade
  Bond Portfolio               0.30%       0.19%       0.00%            0.49%             0.00%            0.49%

  Managed
  Portfolio                    0.45%       0.17%       0.00%            0.62%             0.00%            0.62%

  Money Market
  Portfolio                    0.25%       0.34%       0.00%            0.59%             0.00%            0.59%

  Strategic Yield
  Portfolio                    0.45%       0.20%       0.00%            0.65%             0.00%            0.65%

  Value Growth
  Portfolio                    0.45%       0.18%       0.00%            0.63%             0.00%            0.63%

                                                                  TOTAL EXPENSES
                                                                     (BEFORE          TOTAL AMOUNT       TOTAL EXPENSES
                                                                    CONTRACTUAL      OF CONTRACTUAL    (AFTER CONTRACTUAL
                             ADVISORY     OTHER        12b-1      FEE WAIVERS AND     FEE WAIVER OR      FEE WAIVERS AND
INVESTMENT OPTION              FEE       EXPENSES       FEE       REIMBURSEMENTS)     REIMBURSEMENT      REIMBURSEMENTS)
-------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds

  VIP Contrafund
  Portfolio--Initial
  Class                        0.58%       0.09%       0.00%            0.67%             0.00%            0.67%(3)

  VIP Growth
  Portfolio--Initial
  Class                        0.58%       0.09%       0.00%            0.67%             0.00%            0.67%(3)

  VIP Growth &
  Income
  Portfolio--Initial
  Class                        0.48%       0.11%       0.00%            0.59%             0.00%            0.59%

  VIP High
  Income
  Portfolio--
  Service Class 2              0.58%       0.12%       0.25%            0.95%             0.00%            0.95%

  VIP Index 500
  Portfolio--Initial
  Class                        0.24%       0.10%       0.00%            0.34%             0.00%            0.34%(4)

  VIP Mid Cap
  Portfolio--
  Service Class 2              0.58%       0.12%       0.25%            0.95%             0.00%            0.95%(3)

  VIP Overseas
  Portfolio--Initial
  Class                        0.73%       0.17%       0.00%            0.90%             0.00%            0.90%(3)

Franklin Templeton

  Franklin Real
  Estate Fund--
  Class 2                      0.50%       0.03%       0.25%            0.78%             0.00%            0.78%(5)(6)

  Franklin Small
  Cap Fund--
  Class 2                      0.51%       0.29%       0.25%            1.05%             0.00%            1.05%(6)(7)

  Franklin Small
  Cap Value
  Securities
  Fund--Class 2                0.57%       0.19%       0.25%            1.01%             0.00%            1.01%(6)(7)

  Franklin U.S.
  Government
  Fund--Class 2                0.50%       0.03%       0.25%            0.78%             0.00%            0.78%(5)(6)

  Mutual Shares
  Securities
  Fund--Class 2                0.60%       0.20%       0.25%            1.05%             0.00%            1.05%(6)(7)

  Templeton
  Growth
  Securities
  Fund--Class 2                0.81%       0.07%       0.25%            1.13%             0.00%            1.13%(5)(6)

                                                                  TOTAL EXPENSES
                                                                     (BEFORE          TOTAL AMOUNT       TOTAL EXPENSES
                                                                    CONTRACTUAL      OF CONTRACTUAL    (AFTER CONTRACTUAL
                             ADVISORY     OTHER        12b-1      FEE WAIVERS AND     FEE WAIVER OR      FEE WAIVERS AND
INVESTMENT OPTION              FEE       EXPENSES       FEE       REIMBURSEMENTS)     REIMBURSEMENT      REIMBURSEMENTS)
-------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II

  JPMorgan Mid
  Cap Value
  Portfolio                    0.70%       0.88%       0.00%            1.58%             0.33%            1.25%(8)(9)

  JPMorgan Small
  Company
  Portfolio                    0.60%       0.55%       0.00%            1.15%             0.00%            1.15%

Summit PinnacleSeries

  NASDAQ-100
  Index Portfolio              0.35%       0.56%       0.00%            0.91%             0.26%            0.65%(10)

  Russell 2000
  Small Cap Index
  Portfolio                    0.35%       0.77%       0.00%            1.12%             0.37%            0.75%(10)

  S&P MidCap
  400 Index
  Portfolio                    0.30%       0.37%       0.00%            0.67%             0.07%            0.60%(10)

T. Rowe Price Equity Series, Inc.

  Equity Income
  Portfolio                    0.85%       0.00%       0.00%            0.85%             0.00%            0.85%(11)

  Mid-Cap
  Growth Portfolio             0.85%       0.00%       0.00%            0.85%             0.00%            0.85%(11)

  New America
  Growth Portfolio             0.85%       0.00%       0.00%            0.85%             0.00%            0.85%(11)

  Personal Strategy
  Balanced Portfolio           0.90%       0.00%       0.00%            0.90%             0.02%            0.88%(11)(12)

T. Rowe Price International Series,Inc.

  International
  Stock Portfolio              1.05%       0.00%       0.00%            1.05%             0.00%            1.05%(11)


(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.


(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.64%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.86%.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04% and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.


(5) The Fund administration fee is paid indirectly through the management fee.

(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.


(7) For the Franklin Small Cap Fund and Franklin Small Cap Value Securities Fund, the manager had agreed in advance to make estimated reductions of 0.04% and 0.02%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.01% and .99%, respectively.

(8) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets through April 30, 2005.

(9) The Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. After taking such voluntary waivers or reimbursements into account, total expenses would have been 1.00%.

(10) The Fund's adviser has agreed to pay other expenses to the extent they exceed 0.30% of the NASDAQ-100 Index and MidCap 400 Index Portfolios and 0.40% of the Russell 2000 Small Cap Index Portfolio.

(11) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(12) The Portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other
T. Rowe Price portfolios. The 0.88% reflects 0.02% of average net asset expenses permanently waived.

EXAMPLES

   The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees and Investment Option fees and expenses.

   Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

   EXAMPLE 1

   The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1. If you surrender your Contract at the end of the applicable time period:


               1 YEAR      3 YEARS     5 YEARS   10 YEARS
               ------------------------------------------
               $  875      $ 1,374     $ 1,884   $  3,531



   2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a five year annuity payment period(1):



               1 YEAR      3 YEARS     5 YEARS   10 YEARS
               ------------------------------------------
               $  428      $   995     $ 1,688   $  3,531


   3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:


               1 YEAR      3 YEARS     5 YEARS   10 YEARS
               ------------------------------------------
               $  326      $   995     $ 1,688   $  3,531


   EXAMPLE 2

   The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1. If you surrender your Contract at the end of the applicable time period:


               1 YEAR      3 YEARS     5 YEARS   10 YEARS
               ------------------------------------------
               $  758      $ 1,018     $ 1,281   $  2,317



   2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a five year annuity payment period(1):



               1 YEAR      3 YEARS     5 YEARS   10 YEARS
               ------------------------------------------
               $  305      $   624     $ 1,073   $  2,317


   3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:


               1 YEAR      3 YEARS     5 YEARS   10 YEARS
               ------------------------------------------
               $  202      $   624     $ 1,073   $  2,317



   (1) Selection of an annuity payment period with a duration greater than five years would result in a lower one-year expense figure. Alternatively, selection of an annuity payment period with a duration of less than five years may result in higher one-, three-, and five-year expense figures.


CONDENSED FINANCIAL INFORMATION

   Please refer to APPENDIX B for accumulation unit information for each Subaccount.

SUMMARY OF THE CONTRACT

   ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of Owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

      - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

      - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

   FREE-LOOK PERIOD. You have the right to return the Contract within 20 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

      -  premiums paid, or

      - the Accumulated Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

   PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")

   ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

      - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

      - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

   TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

      - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

      - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

      - The Company waives fees for the first twelve transfers during a Contract Year.

      - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

   PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

   SURRENDER. You may surrender your Contract upon Written Notice on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDER"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

   DEATH BENEFIT. We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT--Death Benefit Before the Retirement Date--DEATH OF AN ANNUITANT).

CHARGES AND DEDUCTIONS

   Your Contract will be assessed the following charges and deductions:

   SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.

                CONTRACT YEAR IN WHICH   CHARGE AS A PERCENTAGE OF
                   WITHDRAWAL OCCURS         AMOUNT WITHDRAWN
                --------------------------------------------------
                           1                         6%
                           2                         5
                           3                         4
                           4                         3
                           5                         2
                           6                         1
                      7 and after                    0


   In each Contract Year, you may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. If you subsequently surrender your Contract during the Contract Year, we may apply a surrender charge to any partial withdrawals you've taken. (See
   "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--Amounts Not Subject to Surrender Charge.")


   We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

   ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). (This charge is guaranteed not to exceed $45.) We currently waive this charge:

      -  with an initial premium payment of $50,000 or greater, or

      - if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

   We may terminate this waiver at any time.

   TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.

   MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
   DEDUCTIONS--Mortality and Expense Risk Charge").

   INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled "Annual Investment Option Operating Expenses" lists these fees.


   RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.


ANNUITY PROVISIONS

   On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

      -  under a payment option, or

      -  in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS

   The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

EQUITRUST LIFE INSURANCE COMPANY


   The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 48 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.


IMSA

   The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

EQUITRUST LIFE ANNUITY ACCOUNT II

   On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

      -  will receive and invest premiums paid to it under the Contract;

      - will receive and invest premiums for other variable annuity contracts we issue;

      - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

   We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.

INVESTMENT OPTIONS


   There are currently 37 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.


   The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

   We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.


PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
VP Ultra(R) Fund                  - This Fund seeks long-term capital growth.
                                    The Fund pursues this objective by investing
                                    in common stocks of large companies with
                                    earnings and revenue that are not only
                                    growing, but growing at a successively
                                    faster, or accelerating pace.

VP Vista(SM) Fund                 - This Fund seeks long-term capital growth.
                                    The Fund pursues this objective by investing
                                    in common stocks of medium-sized and smaller
                                    companies which will increase in value over
                                    time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund:
International Equity Portfolio.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Dreyfus Variable Investment       - This Portfolio primarily seeks long-term
Fund: Appreciation Portfolio--      capital growth, consistent with the
Initial Share Class                 preservation of capital; current income is a
                                    secondary investment objective. The
                                    Portfolio invests in common stocks focusing
                                    on blue chip companies with total market
                                    values of more than $5 billion at the time
                                    of purchase, including multi-national
                                    companies.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Dreyfus Variable Investment       - This Portfolio seeks to maximize capital
Fund: Developing Leaders            appreciation. To pursue this goal, under
Portfolio--Initial Share Class      normal circumstances, the Portfolio invests
                                    primarily in small cap companies. Small cap
                                    companies are defined as those with total
                                    market values of less than $2 billion at the
                                    time of purchase. The Portfolio seeks
                                    companies characterized by new or innovative
                                    products, services or processes having the
                                    potential to enhance earnings or revenue
                                    growth.

Dreyfus Variable Investment       - This Portfolio seeks to provide investment
Fund: Disciplined Stock             returns (consists of capital appreciation
Portfolio--Initial Share Class      and income) that are greater than the total
                                    return of stocks, as represented by the
                                    Standard & Poor's 500 Composite Stock Price
                                    Index. The Portfolio normally invests at
                                    least 80% of its assets in stocks chosen
                                    through a disciplined investment process to
                                    create a blended portfolio of growth and
                                    value stocks.

Dreyfus Variable Investment       - This Portfolio seeks to provide long-term
Fund: Growth and Income             capital growth, current income and growth of
Portfolio--Initial Share Class      income, consistent with reasonable
                                    investment risk. To pursue this goal, the
                                    Portfolio invests in stocks, bonds and money
                                    market instruments of domestic and foreign
                                    issuers.

Dreyfus Variable Investment       - This Portfolio seeks capital growth. To
Fund: International Equity          pursue this goal, the Portfolio invests in
Portfolio--Initial Share Class      growth stocks of foreign companies.
                                    Normally, the Portfolio invests at least 80%
                                    of its assets in stocks, including common
                                    stocks and convertible securities, including
                                    those issued in initial public offerings.

Dreyfus Socially Responsible      - This Fund seeks to provide capital growth;
Growth Fund, Inc.--Service          current income is a secondary goal. This
Share Class                         Fund normally invests at least 80% of its
                                    assets in the common stocks of companies
                                    that meet, in the opinion of fund
                                    management, traditional investment standards
                                    and conduct their business in a manner that
                                    contributes to the enhancement of the
                                    quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Blue Chip Portfolio               - This Portfolio seeks growth of capital and
                                    income. The Portfolio pursues this objective
                                    by investing at least 80% of its assets in
                                    equity securities of well-capitalized,
                                    established companies.

High Grade Bond Portfolio         - This Portfolio seeks as high a level of
                                    current income as is consistent with an
                                    investment in a diversified portfolio of
                                    high grade income-bearing debt securities.
                                    The Portfolio will pursue this objective by
                                    investing at least 80% of its net assets in
                                    debt securities rated AAA, AA or A by
                                    Standard & Poor's or Aaa, Aa or A by Moody's
                                    Investors Service, Inc. and in securities
                                    issued or guaranteed by the United States
                                    government or its agencies or
                                    instrumentalities.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Managed Portfolio                 - This Portfolio seeks the highest level of
                                    total return through income and capital
                                    appreciation. The Portfolio pursues this
                                    objective through a fully managed investment
                                    policy consisting of investment in the
                                    following three market sectors: (i) common
                                    stocks and other equity securities; (ii)
                                    high grade debt securities and preferred
                                    stocks of the type in which the High Grade
                                    Bond Portfolio may invest; and (iii) money
                                    market instruments of the type in which the
                                    Money Market Portfolio may invest.

Money Market Portfolio            - This Portfolio seeks maximum current income
                                    consistent with liquidity and stability of
                                    principal. The Portfolio will pursue this
                                    objective by investing in high quality
                                    short-term money market instruments. AN
                                    INVESTMENT IN THE MONEY MARKET PORTFOLIO IS
                                    NEITHER INSURED NOR GUARANTEED BY THE
                                    FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                    GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE
                                    THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN
                                    A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
                                    DURING EXTENDED PERIODS OF LOW INTEREST
                                    RATES, THE YIELD OF A MONEY MARKET
                                    SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND
                                    POSSIBLY NEGATIVE.

Strategic Yield Portfolio         - This Portfolio seeks as a primary objective,
                                    as high a level of current income as is
                                    consistent with investment in a diversified
                                    portfolio of lower-rated, higher-yielding
                                    income-bearing securities. As a secondary
                                    objective, the Portfolio seeks capital
                                    appreciation when consistent with its
                                    primary objective. The Portfolio pursues
                                    these objectives by investing primarily in
                                    debt and income-bearing securities rated Baa
                                    or lower by Moody's Investors Service, Inc.
                                    and/or BBB or lower by Standard & Poor's, or
                                    in unrated securities of comparable quality
                                    (i.e., junk bonds). AN INVESTMENT IN THIS
                                    PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY
                                    FINANCIAL RISK. (See the Fund prospectus
                                    "HIGHER RISK SECURITIES AND INVESTMENT
                                    STRATEGIES--Lower-Rated Debt Securities.")

Value Growth Portfolio            - This Portfolio seeks long-term capital
                                    appreciation. The Portfolio pursues this
                                    objective by investing primarily in equity
                                    securities of companies that the investment
                                    adviser believes have a potential to earn a
                                    high return on capital and/or in equity
                                    securities that the investment adviser
                                    believes are undervalued by the marketplace.
                                    Such equity securities may include common
                                    stock, preferred stock and securities
                                    convertible or exchangeable into common
                                    stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)        - This Portfolio seeks long-term capital
Portfolio                           appreciation. The Portfolio normally invests
                                    primarily in common stocks. The Portfolio
                                    invests in securities of companies whose
                                    value the adviser believes is not fully
                                    recognized by the public.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio     - This Portfolio seeks capital appreciation.
                                    The Portfolio invests primarily in common
                                    stocks. The Portfolio invests in securities
                                    of companies the adviser believes have
                                    above-average growth potential

Fidelity VIP Growth & Income      - This Portfolio seeks high total return
Portfolio                           through a combination of current income and
                                    capital appreciation. The Portfolio normally
                                    invests the majority of its assets in
                                    domestic and foreign equity securities, with
                                    a focus on those that pay current dividends
                                    and show potential earnings growth. However,
                                    the Portfolio may buy debt securities as
                                    well as equity securities that are not
                                    currently paying dividends, but offer
                                    prospects for capital appreciation or future
                                    income.

Fidelity VIP High Income          - This Portfolio seeks a high level of current
Portfolio                           income, while also considering growth of
                                    capital. The Portfolio normally invests
                                    primarily in domestic and foreign
                                    income-producing debt securities, preferred
                                    stocks and convertible securities, with an
                                    emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio  - This Portfolio seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P
                                    500. To achieve this objective, the
                                    Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio    - This Portfolio seeks long-term growth of
                                    capital. The Portfolio normally invests at
                                    least 80% of its total assets in securities
                                    of companies with medium market
                                    capitalizations. The investment adviser
                                    invests primarily in common stocks.

Fidelity VIP Overseas Portfolio   - This Portfolio seeks long-term growth of
                                    capital. Normally, at least 80% of the
                                    Portfolio's total assets will be invested in
                                    foreign securities. The Portfolio may also
                                    invest in U.S. issuers.


FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate. Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.


PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Franklin Real Estate Fund         - This Fund seeks capital appreciation with
                                    current income as a secondary goal. The Fund
                                    normally invests at least 80% of its net
                                    assets in investments of companies operating
                                    in the real estate sector. The Fund invests
                                    primarily in equity real estate investment
                                    trusts with generally medium to small market
                                    capitalizations, and in companies that
                                    derive at least half of their assets or
                                    revenues from the ownership, construction,
                                    management, or sale of residential,
                                    commercial or industrial real estate.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Franklin Small Cap Fund           - This Fund seeks long-term capital growth.
                                    The Fund normally invests at least 80% of
                                    its net assets in investments of small
                                    capitalization companies. For this Fund,
                                    small cap companies are those with market
                                    capitalization values not exceeding:
                                    (i) $1.5 billion; or (ii) the highest market
                                    capitalization value in the Russell 2000(R)
                                    Index, whichever is greater, at the time of
                                    purchase.

Franklin Small Cap Value          - This Fund seeks long-term total return. The
Securities Fund                     Fund normally invests at least 80% of its
                                    net assets in investments of small
                                    capitalization companies. For this
                                    Fund, small cap companies are those with
                                    market cap values not exceeding $2.5 billion
                                    at the time of purchase. The Fund invests in
                                    small companies that the Fund's manager
                                    believes are undervalued.

Franklin U.S. Government Fund     - This Fund seeks income. The Fund normally
                                    invests at least 80% of its net assets in
                                    U.S. government securities, primarily in
                                    fixed and variable rate mortgage-backed
                                    securities.

Mutual Shares Securities Fund     - This Fund seeks capital appreciation with
                                    income as a secondary goal. The Fund
                                    normally invests mainly in U.S. equity
                                    securities that the Fund's manager believes
                                    are available at market prices less than
                                    their value based on certain recognized or
                                    objective criteria, including undervalued
                                    stocks, merger/risk arbitrage securities and
                                    distressed companies.

Templeton Growth Securities Fund  - This Fund seeks long-term capital growth.
                                    The Fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.


J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
JPMorgan Mid Cap Value            - This Portfolio seeks growth from capital
Portfolio                           appreciation by investing at least 80% of
                                    the value of its assets in a broad portfolio
                                    of common stocks of companies with market
                                    capitalizations of $1 billion to $20 billion
                                    at the time of purchase.

JPMorgan Small Company            - This Portfolio seeks to provide high total
Portfolio                           return by investing at least 80% of the
                                    value of its assets in small U.S. companies
                                    whose market capitalizations are equal to
                                    those within the universe of the S&P
                                    SmallCap 600 Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
NASDAQ-100 Index Portfolio        - This Portfolio seeks investment results that
                                    correspond to the investment performance of
                                    U.S. common stocks, as represented by the
                                    NASDAQ-100 Index. The Portfolio will attempt
                                    to achieve, in both rising and falling
                                    markets, a correlation of at least 95%
                                    between the total return of its net assets
                                    before expenses and the total return of the
                                    NASDAQ-100 Index.

Russell 2000 Small Cap Index      - This Portfolio seeks investment results that
Portfolio                           correspond to the investment performance of
                                    U.S. common stocks, as represented by the
                                    Russell 2000 Index. The Portfolio will
                                    attempt to achieve, in both rising and
                                    falling markets, a correlation of at least
                                    95% between the total return of its net
                                    assets before expenses and the total return
                                    of the Russell 2000 Index.

S&P MidCap 400 Index              - This Portfolio seeks investment results that
Portfolio                           correspond to the total return performance
                                    of U.S. common stocks, as represented by the
                                    S&P MidCap 400 Index. The Portfolio will
                                    attempt to achieve, in both rising and
                                    falling markets, a correlation of at least
                                    95% between the total return of its net
                                    assets before expenses and the total return
                                    of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
Equity Income Portfolio           - This Portfolio seeks to provide substantial
                                    dividend income and long-term capital
                                    appreciation by investing primarily in
                                    dividend-paying common stocks of established
                                    companies considered by the adviser to have
                                    favorable prospects for both increasing
                                    dividends and capital appreciation.

Mid-Cap Growth Portfolio*         - This Portfolio seeks to provide long-term
                                    capital appreciation by investing primarily
                                    in mid-cap stocks with the potential for
                                    above-average earnings growth. The
                                    investment adviser defines mid-cap companies
                                    as those whose market capitalization falls
                                    within the range of companies in either the
                                    Standard & Poor's Mid-Cap 400 Index or the
                                    Russell Mid-Cap Growth Index.

                                    * THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
                                    IS NOT AVAILABLE AS AN INVESTMENT OPTION
                                    FOR CONTRACTS ISSUED ON OR AFTER MAY 1,
                                    2004.

New America Growth Portfolio      - This Portfolio seeks to provide long-term
                                    growth of capital by investing primarily in
                                    the common stocks of companies operating in
                                    sectors the investment adviser believes will
                                    be the fastest growing in the U.S.
                                    Fast-growing companies can be found across
                                    an array of industries in today's "new
                                    America".

Personal Strategy Balanced        - This Portfolio seeks the highest total
Portfolio                           return over time consistent with an emphasis
                                    on both capital appreciation and income. The
                                    Portfolio pursues its objective by investing
                                    in a diversified portfolio typically
                                    consisting of approximately 60% stocks, 30%
                                    bonds and 10% money market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------
International Stock Portfolio     - This Portfolio seeks to provide capital
                                    appreciation through investments primarily
                                    in established companies based outside the
                                    United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)


We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Contract receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options.


Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.


   We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.


   In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

   If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

      -  operate the Account as a management investment company under the 1940
         Act,

      - deregister the Account under that Act in the event such registration is no longer required, or

      -  combine the Account with our other separate accounts.

   In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

ISSUANCE OF A CONTRACT

   You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. See "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums" for our procedures upon receipt of an incomplete application. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We do not apply a maximum age for owners on the Contract Date.

   Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

PREMIUMS

   The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make mimimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date.

   You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Home Office.

   If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about your account to government regulators.

FREE-LOOK PERIOD

   We provide for an initial "free-look" period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

      -  premiums paid, or

      - the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

ALLOCATION OF PREMIUMS


   Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

   You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 10% in each Investment Option. All percentages must be in whole numbers.) If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.


      - Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

      - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.


      - We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time will be allocated on the following Business Day.


      - You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

      - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

   Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

VARIABLE ACCUMULATED VALUE

   The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

   CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

   DETERMINATION OF NUMBER OF UNITS. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

      -  any premiums paid, and

      - any amounts transferred from another Subaccount or the Declared Interest Option.

   We will decrease the number of units in each Subaccount by:

      -  any amounts withdrawn,

      -  applicable charges assessed, and

      - any amounts transferred to another Subaccount or the Declared Interest Option.

   DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

      (a) is the net result of:

                1. the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

                2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

                3. the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

                4. any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

                5. the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

      (b) is the number of units outstanding at the end of the preceding Valuation Period.

TRANSFER PRIVILEGE

   You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at our Home Office.

      - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

      - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

      - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

      - The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

      - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


         We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

      - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.") However, if your Contract was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.


   All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

   You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

   We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

   CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.


   ADDITIONAL LIMITATIONS ON TRANSFERS. Frequent, large or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Investment Options and the returns achieved by Owners. In particular, such transfers may dilute the value of the shares of the Investment Options, interfere with the efficient management of the Investment Options, and increase brokerage and administrative costs of the Investment Options. In order to try to protect Owners and Investment Options from potentially harmful trading activity, we have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large or short-term activity among the Subaccounts of the Account that may adversely affect other Owners or shareholders of the Investment Options.

   More specifically, our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Owners within given periods of time, as well as the number of "round trip" transfers into and out of a Subaccount. For purposes of applying the parameters used to detect potential market timers, we may aggregate transfers made on the same Business Day under multiple contracts owned by the same Owner. We do not include transfers made pursuant to the dollar cost averaging and asset rebalancing programs in these limitations. We also coordinate with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the Funds that may not have been captured through operation of our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We reserve the right to restrict or refuse investments by market timers. Owners will be notified via mail of any action taken.

   Owners seeking to engage in frequent, large or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit our ability to address this issue. Furthermore, the identification of an Owner determined to be engaged in transfer activity that may adversely affect the other Owners or Investment Option shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer, but we apply our Market Timing Procedures consistently to all Owners without waiver or exception. In addition, because other insurance companies with different policies and procedures may invest in the Investment Options, we cannot guarantee that the Investment Options will not suffer harm from frequent, large or short-term transfers among subaccounts of separate accounts sponsored by other insurance companies.

   In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.


PARTIAL WITHDRAWALS AND SURRENDERS

   PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

      -  The minimum amount which you may partially withdraw is $500.

      - If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.


   We will process your partial withdrawal based on the net asset value next determined after we receive your written request at our Home Office. This means that if we receive your written request for partial withdrawal prior to 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written request for partial withdrawal at or after 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.


   In each Contract Year, you may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

   You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.

   Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of our receipt of your original written request at our Home Office.

   SURRENDER. You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at our Home Office. This means that if we receive your written request to surrender the Contract prior to 3:00 p.m. central time, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your written request to surrender the Contract at or after 3:00 p.m. central time, we will calculate the Net Accumulated Value of your Contract as of 3:00 p.m. central time on the following Business Day.


   You may choose to have the Net Accumulated Value distributed to you as follows:

      -  under a payment option, or

      -  in a lump sum.

   FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Contract via facsimile.

      - Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

      - A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

      - We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.


      - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of transmission.


      - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

      - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

   CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

      -  We reserve the right to deny any transaction request made by facsimile.

   We may terminate this privilege at any time.

   SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts."

TRANSFER AND WITHDRAWAL OPTIONS

   You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office.

   AUTOMATIC REBALANCING. We offer an asset rebalancing program under which we will automatically transfer amounts annually to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option at the end of each Certificate Year to match your Certificate's then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

      - Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

      - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

      - This feature is free and is not considered in the twelve free transfers during a Contract Year.

      - This feature cannot be utilized in combination with the dollar cost averaging program.

   DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

   To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

      -  The minimum amount of each transfer is $100.


      - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.


      - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

      - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

      - This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

      - This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

   SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

      - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

      - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

      -  The minimum amount which you may withdraw is $100.

      - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

      - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE."

      - Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

      - Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

      - You may change the amount and frequency upon written request to our Home Office.

      - This feature cannot be utilized in combination with the dollar cost averaging program.

   We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

DEATH BENEFIT BEFORE THE RETIREMENT DATE

   DEATH OF OWNER. If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

   The surviving Owners or new Owners are afforded the following options:

      1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

      2. If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

                (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner's death, or

                (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner's death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

   Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Net Accumulated Value is paid.

   Other rules may apply to a Qualified Contract.

   DEATH OF AN ANNUITANT. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate.

   If the Annuitant's age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

      - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

      -  the Accumulated Value; or

      -  the Performance Enhanced Death Benefit (PEDB) amount.

   On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount:
   (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant's date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reductions; or (2) the then current Accumulated Value.

   We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the oldest Annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

   If the Annuitant's age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

      - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

      -  the Accumulated Value.

   A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

      (a) is the death benefit immediately prior to withdrawal;

      (b) is the amount of the partial withdrawal (including applicable surrender charges); and

      (c) is the Accumulated Value immediately prior to withdrawal.

   We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Anniutant's death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

   If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

      - payments under the option begin within 1 year of the Annuitant's death, and

      - payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

   If the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

   Other rules may apply to a Qualified Contract.

   INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) There is no charge for this rider. This rider may not be available on certain Qualified Contracts.

   If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

      (a) is the Accumulated Value; and

      (b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

   The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

   This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

   The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Contract.


                     TOTAL
                    PREMIUMS    ACCUMULATED                                INCREMENTAL
      DATE            PAID         VALUE         GAIN     DEATH BENEFIT   DEATH BENEFIT
     -----------------------------------------------------------------------------------
      5/1/2005     $ 100,000    $  100,000    $        0    $ 100,000       $      0
      5/1/2025     $ 100,000    $  450,000    $  350,000    $ 450,000       $ 50,000



   If we receive Due Proof of Death on May 1, 2025, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.


DEATH BENEFIT AFTER THE RETIREMENT DATE

   If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

   If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

   Other rules may apply to a Qualified Contract.

PROCEEDS ON THE RETIREMENT DATE

   You select the Retirement Date. For Non-Qualified Contracts, the Retirement Date may not be after the later of the Annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date must be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

   On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

   You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

      - we must receive a Written Notice at the Home Office at least 30 days before the current Retirement Date;

      - the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

      - the requested Retirement Date must be no later than the Annuitant's 70th birthday or any earlier date required by law.

PAYMENTS

   We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

      - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

      - the SEC permits by an order the postponement for the protection of Owners; or

      - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

   If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

   We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.


   If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about your account to government regulators.


MODIFICATION

   You may modify your Contract only if one of our officers agrees in writing to such modification.

   Upon notification to you, we may modify your Contract if:

      - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

      - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

      -  necessary to reflect a change in the operation of the Account; or

      - the modification provides additional Subaccount and/or fixed accumulation options.

   We will make the appropriate endorsement to your Contract in the event of most such modifications.

REPORTS TO OWNERS

   We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

INQUIRIES

   You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

CHANGE OF ADDRESS

   We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

   You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

   IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.

   The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

   The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

   Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

   We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

   CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

      -  amounts allocated and transferred to the Declared Interest Option, plus

      -  interest credited, less

      -  amounts deducted, transferred or withdrawn.

TRANSFERS FROM DECLARED INTEREST OPTION

   You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

   CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years. (The surrender charge period is guaranteed not to exceed a nine-year period.)

               CONTRACT YEAR IN WHICH    CHARGE AS PERCENTAGE
                  WITHDRAWAL OCCURS      OF AMOUNT WITHDRAWAL
                         1                        6%
                         2                        5
                         3                        4
                         4                        3
                         5                        2
                         6                        1
                    7 and after                   0

   If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

   If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.


   AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. In each Contract Year, you may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you've taken during the Contract Year.


   SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

   WAIVER OF SURRENDER CHARGE. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the Retirement Date, at our Home Office in order to activate this waiver.

ANNUAL ADMINISTRATIVE CHARGE

   We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

   We currently waive the annual administrative charge:

      -  with an initial premium payment of $50,000 or greater, or

      - if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

   We may terminate this waiver at any time.

TRANSFER PROCESSING FEE

   We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

MORTALITY AND EXPENSE RISK CHARGE

   We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

   The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

   We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

INVESTMENT OPTION EXPENSES

   The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

PREMIUM TAXES

   Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

OTHER TAXES

   Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

   The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract;
   (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

   Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The supplemental agreement will show the rights and benefits of the payee(s) under the payment option selected.

   You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

   The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

   Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.

DESCRIPTION OF PAYMENT OPTIONS

   OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

   OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

   OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

   OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

   OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

   OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

   OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

   Alternate Payment Options:

   The Company may make available alternative payment options.

ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS

   While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

   We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.

   We have provided a brief description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

   FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

      -  the form and duration of the payment option chosen;

      -  the payee's age and sex;

      - the amount of proceeds applied to purchase the fixed annuity payments, and

      -  the applicable annuity purchase rates.

   We use a minimum annual interest rate of 3% to compute fixed annuity payments.We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

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   We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

      (1) the total proceeds would be less than $2,000;

      (2) the amount of each payment would be less than $20; or

      (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

   Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

   VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 3 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

      -  the dollar amount of proceeds being applied to a payment option;

      -  the payment option selected;

      -  the age and sex of the Annuitant; and

      - the assumed interest rate used in the variable payment option tables (4% per year).


   We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.


   An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "VARIABLE PAYMENT OPTIONS--TRANSFER OF ANNUITY UNITS" below).

   We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

   The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

      (a) is the annuity unit value for the immediately preceding Valuation Period;

      (b) is the net investment factor for that Valuation Period (described below); and

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      (c) is the daily assumed interest factor for each day in that Valuation
          Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

   We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

     (x) is the net result of:


         1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS


         2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

         3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS


         4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

      (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period; and


      (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

   If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

   For variable annuity payments, we reserve the right to:

      (1) refuse the election of a payment option if total proceeds are less than $5,000;

      (2) refuse to make payments of less than $50 each; or

      (3) make payments at less frequent intervals if payments will be less than $50 each.


   VARIABLE PAYMENT OPTIONS--TRANSFER OF ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.


   On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

   VARIABLE PAYMENT OPTIONS--SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.


   The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your written request to surrender prior to 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your written request to surrender at or after 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.


   We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

   Please refer to APPENDIX A for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

   We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

   The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

   The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

   The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

   The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

   The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

   In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

   Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

   In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

   The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

   Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

   We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

   This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

   A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

      - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

      - receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

   Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

   The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

   DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.


   OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.


   REQUIRED DISTRIBUTIONS. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

      - if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

      - if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

   These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

   Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

   Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

   IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

   NON-NATURAL OWNER. A non-natural Owner of an annuity Contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

      - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

      - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

      -  the Contract is issued in connection with certain Qualified Plans;

      - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

      - the Contract is used in connection with a structured settlement agreement; or

      - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

   A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

   THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.

   PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

   Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

   In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

   Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

   ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

   TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

      - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

      - if distributed under a payment option, they are taxed in the same way as annuity payments.

   For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

   PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

      -  made on or after the taxpayer reaches age 59 1/2;

      - made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

      -  attributable to the taxpayer becoming disabled;

      - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

      - made under certain annuities issued in connection with structured settlement agreements;

      - made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

      - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

   Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

   ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.

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TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

   Certain tax consequences may result upon:

      -  a transfer of ownership of a Contract,

      - the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

      -  the selection of certain Retirement Dates, or

      -  the exchange of a Contract.

   An Owner contemplating any of these actions should consult their tax adviser.

WITHHOLDING

   Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.


   Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions or if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.


MULTIPLE CONTRACTS

   All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED CONTRACTS

   The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

      -  contributions in excess of specified limits;

      -  distributions prior to age 59 1/2 (subject to certain exceptions);

      - distributions that do not conform to specified commencement and minimum distribution rules; and

      -  other specified circumstances.

   Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

   CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

   INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


   The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.


   SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

   SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

   ROTH IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

   Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

      -  before age 59 1/2 (subject to certain exceptions), or

      - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

   TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

      -  elective contributions made in years beginning after December 31, 1988;

      -  earnings on those contributions; and

      - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

   Distribution of those amounts may only occur upon:

      -  death of the employee,

      -  attainment of age 59 1/2,

      -  severance of employment,

      -  disability, or

      -  financial hardship.

   In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   DEATH BENEFITS. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

   RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

   The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES

   As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

DISTRIBUTION OF THE CONTRACTS


   We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC ("EquiTrust Marketing") for the distribution and sale of the Contracts. EquiTrust Marketing may sell the Contracts through its registered representatives, or through other broker-dealers ("selling firms") that have entered into selling agreements with EquiTrust Marketing.

   EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

   We pay commissions to EquiTrust Marketing for the sale of the Contracts by its registered representatives, as well as by selling firms. The maximum commissions payable for Contract sales will be 6% of the premiums paid under a Contract during the first Contract Year, 4.5% of the premiums paid in the second through sixth Contract Years and 1.25% of the premiums paid in the seventh and subsequent Contract Years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."

   Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their managers), agent's insurance and pension benefits, agency expense allowances, advertising expenses and all other expenses of distributing the Contracts. We also pay for EquiTrust Marketing's operating and other expenses.

   Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

   A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

   We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Contract.

   Under the Public Disclosure Program, NASD, Inc ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.


LEGAL PROCEEDINGS

   The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

   To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

   The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

   The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

   The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each

   Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter.

FINANCIAL STATEMENTS


   The audited balance sheets of the Company as of December 31, 2003 and 2002, and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003 and the financial statement schedules, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information.

   Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2003 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information.


   The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

APPENDIX A

CALCULATING VARIABLE ANNUITY PAYMENTS

   The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.

     WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.


     HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.11%, 6.22%, 9.11%, and 12.00%. Net of all expenses, these constant returns are: (2.22)%, 0.89%, 4.00%, 6.89%, and 9.78%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.82% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.


   THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and life of the payee. See the Prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."

     ASSUMPTIONS ON WHICH THE HYPOTHETICAL SUPPLEMENTAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

      -  The hypothetical Contract is a Non-Qualified Contract

      - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

      - The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount


      - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.11%, 6.22%, 9.11%, and 12.00%


      -  Assumed Interest Rate is 4% per year

      -  The payee elects to receive monthly variable annuity payments

      - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

   For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."

     ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."

     THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

      -  the amount of proceeds applied

      -  the annuity payment option selected

      - the annuity purchase rates in the supplemental agreement on the effective date

      - the Assumed Interest Rate under the supplemental agreement on the effective date

      -  the age of the payee

      -  in most cases, the sex of the payee

   For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

                  INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
                       ASSUMING A CONSTANT RATE OF RETURN


CONTRACT      0.00% GROSS     3.11% GROSS    6.22% GROSS     9.11% GROSS    12.00% GROSS
YEAR          -2.22% NET       0.89% NET      4.00% NET       6.89% NET       9.78% NET
----------------------------------------------------------------------------------------
1              $ 1,000         $ 1,000         $ 1,000         $ 1,000         $ 1,000
2                  940             970           1,000           1,028           1,056
3                  884             941           1,000           1,056           1,114
4                  831             913           1,000           1,086           1,176
5                  781             886           1,000           1,116           1,242
6                  735             859           1,000           1,147           1,311
7                  691             833           1,000           1,179           1,383
8                  649             809           1,000           1,212           1,460
9                  611             784           1,000           1,245           1,541
10                 574             761           1,000           1,280           1,627
11                 540             738           1,000           1,315           1,718
12                 507             716           1,000           1,352           1,813
13                 477             695           1,000           1,389           1,914
14                 449             674           1,000           1,428           2,020
15                 422             654           1,000           1,468           2,132
16                 397             634           1,000           1,509           2,251
17                 373             615           1,000           1,550           2,376
18                 350             597           1,000           1,594           2,508
19                 330             579           1,000           1,638           2,647
20                 310             562           1,000           1,683           2,795
21                 291             545           1,000           1,730           2,950
22                 274             529           1,000           1,778           3,114
23                 257             513           1,000           1,828           3,287
24                 242             497           1,000           1,878           3,470
25                 228             483           1,000           1,931           3,662

APPENDIX B

CONDENSED FINANCIAL INFORMATION


   The Account commenced operations on December 1, 1998; however, no premiums were received until December 18, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.



                                           ACCUMULATION       ACCUMULATION
                                           UNIT VALUE AT      UNIT VALUE AT     NUMBER OF UNITS AT
SUBACCOUNT                               BEGINNING OF YEAR     END OF YEAR         END OF YEAR
---------------------------------------------------------------------------------------------------
Appreciation
  1998                                      $ 10.000000        $ 10.037471                24.018000
  1999                                        10.037471          11.023159           173,421.184779
  2000                                        11.023159          10.815328           317,644.455466
  2001                                        10.815328           9.671767           410,948.405236
  2002                                         9.671767           7.943146           407,038.858535
  2003                                         7.943146           9.492016           404,169.530371

Developing Leaders
  1998                                      $ 10.000000        $ 10.417346                30.023000
  1999                                        10.417346          12.409304            37,187.790687
  2000                                        12.409304          14.151470           133,441.957476
  2001                                        14.151470          13.101536           182,657.378695
  2002                                        13.101536          10.448995           196,984.102755
  2003                                        10.448995          13.572139           192,118.870349

Disciplined Stock
  1998                                      $ 10.000000        $ 10.000000                 0.000000
  1999                                        10.000000          11.551333           133,874.541424
  2000                                        11.551333          10.390084           305,831.175916
  2001                                        10.390084           8.885671           370,986.813121
  2002                                         8.885671           6.780327           337,639.930354
  2003                                         6.780327           8.260420           295,073.976656

Dreyfus Growth and Income
  1998                                      $ 10.000000        $ 10.000000                10.000000
  1999                                        10.000000          11.583531            41,962.890993
  2000                                        11.583531          11.061794           140,155.840129
  2001                                        11.061794          10.270179           172,147.015490
  2002                                        10.270179           7.561775           173,033.024904
  2003                                         7.561775           9.439379           174,052.703235

International Equity
  1998                                      $ 10.000000        $ 10.000000                 0.000000
  1999                                        10.000000          15.535331             5,370.943878
  2000                                        15.535331          12.882814            59,695.445970
  2001                                        12.882814           8.995439            75,413.570244
  2002                                         8.995439           7.456744            77,380.157236
  2003                                         7.456744          10.509029            73,672.338147

                                           ACCUMULATION       ACCUMULATION
                                           UNIT VALUE AT      UNIT VALUE AT     NUMBER OF UNITS AT
SUBACCOUNT                               BEGINNING OF YEAR     END OF YEAR         END OF YEAR
---------------------------------------------------------------------------------------------------
Socially Responsive Growth(1)
  2001                                      $ 10.000000        $ 10.007489               476.676000
  2002                                        10.007489           6.993410             3,165.862030
  2003                                         6.993410           8.673531             7,827.550112

Blue Chip
  1998                                      $ 10.000000        $ 10.000000                 0.000000
  1999                                        10.000000          11.493125           168,478.748352
  2000                                        11.493125          10.368373           328,469.024783
  2001                                        10.368373           9.069651           382,493.328679
  2002                                         9.069651           7.237797           375,881.429001
  2003                                         7.237797           8.972591           334,431.917059

High Grade Bond
  1998                                      $ 10.000000        $ 10.000000                 0.000000
  1999                                        10.000000           9.811321            39,060.113882
  2000                                         9.811321          10.754179            63,029.681162
  2001                                        10.754179          11.570812           116,452.409042
  2002                                        11.570812          12.366811           145,219.209406
  2003                                        12.366811          12.858737           148,448.756045

Managed(1)
  2001                                      $ 10.000000        $ 10.073024             2,478.725306
  2002                                        10.073024           9.755357            39,042.674460
  2003                                         9.755357          11.807988            68,219.014510

Money Market
  1998                                      $ 10.000000        $ 10.010155             2,675.156157
  1999                                        10.010155          10.323106            30,705.110011
  2000                                        10.323106          10.783237            35,827.049130
  2001                                        10.783237          11.010992            56,393.887568
  2002                                        11.010992          10.985439            58,687.932385
  2003                                        10.985439          10.890451            45,386.115696

Strategic Yield
  1998                                      $ 10.000000        $ 10.000000                 0.000000
  1999                                        10.000000           9.838194            19,166.958767
  2000                                         9.838194           9.998590            33,679.284997
  2001                                         9.998590          10.770302            61,402.315327
  2002                                        10.770302          11.201480            76,315.410431
                                              11.201480          12.369457            83,450.202269

Value Growth
  1998                                      $ 10.000000        $ 10.137670                18.014000
  1999                                        10.137670           9.355808            21,916.506039
  2000                                         9.355808          10.772759            30,682.870776
  2001                                        10.772759          11.365464            58,894.478368
  2002                                        11.365464          10.039024            72,087.542116
  2003                                        10.039024          12.939094            76,306.402309

                                           ACCUMULATION       ACCUMULATION
                                           UNIT VALUE AT      UNIT VALUE AT     NUMBER OF UNITS AT
SUBACCOUNT                               BEGINNING OF YEAR     END OF YEAR         END OF YEAR
---------------------------------------------------------------------------------------------------
Equity Income
  1998                                      $ 10.000000        $ 10.000000                 0.000000
  1999                                        10.000000          10.390415            41,021.894274
  2000                                        10.390415          11.654082            59,148.442406
  2001                                        11.654082          11.660692            96,750.972301
  2002                                        11.660692           9.990315           119,966.108231
  2003                                         9.990315          12.365653           128,009.354873

International Stock
  1998                                      $ 10.000000        $ 10.000000                 0.000000
  1999                                        10.000000          13.100697            12,483.719064
  2000                                        13.100697          10.648447            40,508.420430
  2001                                        10.648447           8.166973            46,127.940447
  2002                                         8.166973           6.580261            44,385.615422
  2003                                         6.580261           8.470449            45,602.242850

Mid-Cap Growth
  1998                                      $ 10.000000        $ 10.444654                18.014000
  1999                                        10.444654          12.591091            67,235.432249
  2000                                        12.591091          13.511767           164,231.316566
  2001                                        13.511767          13.201812           207,945.873197
  2002                                        13.201812          10.252220           207,894.785732
  2003                                        10.252220          13.994443           198,191.399313

New America Growth
  1998                                      $ 10.000000        $ 10.420677                30.023000
  1999                                        10.420677          11.525440            64,623.697111
  2000                                        11.525440          10.218628           135,982.793167
  2001                                        10.218628           8.882821           153,918.754510
  2002                                         8.882821           6.278805           158,858.870843
  2003                                         6.278805           8.366949           147,428.788037

Personal Strategy Balanced
  1998                                      $ 10.000000        $ 10.000000                 0.000000
  1999                                        10.000000          10.603854            53,568.419363
  2000                                        10.603854          11.066274           102,663.516754
  2001                                        11.066274          10.649452           156,659.285518
  2002                                        10.649452           9.682638           197,582.437869
  2003                                         9.682638          11.918430           206,795.585395

VP Ultra(1)
  2001                                      $ 10.000000        $ 10.253013               673.169916
  2002                                        10.253013           7.814428            18,967.998849
  2003                                         7.814428           9.626059            27,132.128317

                                           ACCUMULATION       ACCUMULATION
                                           UNIT VALUE AT      UNIT VALUE AT     NUMBER OF UNITS AT
SUBACCOUNT                               BEGINNING OF YEAR     END OF YEAR         END OF YEAR
---------------------------------------------------------------------------------------------------
VP Vista(1)
  2001                                      $ 10.000000        $ 10.069107               620.403596
  2002                                        10.069107           7.972835             8,399.501160
  2003                                         7.972835          11.183830            18,303.213114

Contrafund(1)
  2001                                      $ 10.000000        $ 10.326495             6,197.546339
  2002                                        10.326495           9.231577            20,512.567698
  2003                                         9.231577          11.696917            58,445.762141

Growth(1)
  2001                                      $ 10.000000        $ 10.083898             5,398.731582
  2002                                        10.083898           6.949450            29,213.857671
  2003                                         6.949450           9.105467            42,214.345043

Fidelity Growth & Income(1)
  2001                                      $ 10.000000        $  9.919009             1,928.401314
  2002                                         9.919009           8.156104            11,799.540898
  2003                                         8.156104           9.956164            30,076.628903

High Income(1)
  2001                                      $ 10.000000        $ 10.000000                 0.000000
  2002                                        10.000000          10.341068             1,453.140104
  2003                                        10.341068          12.928311             4,044.148555

Index 500(1)
  2001                                      $ 10.000000        $ 10.045247             7,214.987295
  2002                                        10.045247           7.701449            49,298.130454
  2003                                         7.701449           9.753435           108,627.584084

MidCap(1)
  2001                                      $ 10.000000        $ 10.435314             1,689.154760
  2002                                        10.435314           9.259562            16,658.239942
  2003                                         9.259562          12.627159            27,774.360556

Overseas(1)
  2001                                      $ 10.000000        $ 10.000000                 0.000000
  2002                                        10.000000           8.117795             6,735.881094
  2003                                         8.117795          11.478474            15,387.962211

Franklin Real Estate(2)
  2003                                      $ 10.000000        $ 11.307985               855.451240

Franklin Small Cap(1)
  2001                                      $ 10.000000        $ 10.322794                29.479422
  2002                                        10.322794           7.260159            11,391.580524
  2003                                         7.260159           9.828015            21,497.865497

Small Cap Value Securities(1)
  2001                                      $ 10.000000        $ 10.706055               203.224256
  2002                                        10.706055           9.580438             8,906.531524
  2003                                         9.580438          12.484986            23,973.669339

                                           ACCUMULATION       ACCUMULATION
                                           UNIT VALUE AT      UNIT VALUE AT     NUMBER OF UNITS AT
SUBACCOUNT                               BEGINNING OF YEAR     END OF YEAR         END OF YEAR
---------------------------------------------------------------------------------------------------
U.S. Government(1)
  2001                                      $ 10.000000        $  9.861717               889.254913
  2002                                         9.861717          10.677015            19,701.370973
  2003                                        10.677015          10.762875            41,766.340954

Mutual Shares Securities(1)
  2001                                      $ 10.000000        $ 10.113196             1,250.608551
  2002                                        10.113196           8.794970             7,872.951470
  2003                                         8.794970          10.855972            13,558.512331

Growth Securities(1)
  2001                                      $ 10.000000        $  9.879791               365.666644
  2002                                         9.879791           7.941113            15,636.435358
  2003                                         7.941113          10.348675            28,533.992154

Mid-Cap Value(1)
  2001                                      $ 10.000000        $ 10.421702                33.461904
  2002                                        10.421702          10.364177            13,915.573009
  2003                                        10.364177          13.250973            24,032.800344

Small Company(1)
  2001                                      $ 10.000000        $ 10.582331               305.070790
  2002                                        10.582331           8.176589             5,993.317284
  2003                                         8.176589          10.966570            17,159.600182

NASDAQ-100 Index(1)
  2001                                      $ 10.000000        $  9.622755               178.988245
  2002                                         9.622755           5.929811             4,135.813319
  2003                                         5.929811           8.693307            11,597.887186

Russell 2000 Small Cap Index(1)
  2001                                      $ 10.000000        $ 10.802967             6,906.043624
  2002                                        10.802967           8.410247            28,908.569485
  2003                                         8.410247          12.129480            43,308.958403

S&P MidCap 400 Index(1)
  2001                                      $ 10.000000        $ 10.502362             5,722.154526
  2002                                        10.502362           8.788222            24,679.296688
  2003                                         8.788222          11.679662            43,229.910231



(1) Available October 1, 2001.

(2) Available May 1, 2003.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
GENERAL INFORMATION ABOUT THE COMPANY                                 1
ADDITIONAL CONTRACT PROVISIONS                                        1
    The Contract                                                      1
    Incontestability                                                  1
    Misstatement of Age or Sex                                        1
    Non-Participation                                                 1
CALCULATION OF YIELDS AND TOTAL RETURNS                               1
    Money Market Subaccount Yields                                    1
    Other Subaccount Yields                                           2
    Average Annual Total Returns                                      3
    Other Total Returns                                               4
    Effect of the Administrative Fee on Performance Data              4
DISTRIBUTION OF THE CONTRACTS                                         5
LEGAL MATTERS                                                         5
EXPERTS                                                               6
OTHER INFORMATION                                                     6
FINANCIAL STATEMENTS                                                  6


                                     SAI-TOC

TEAR AT PERFORATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name ___________________________________________________________________________

Address ________________________________________________________________________

City, State, Zip _______________________________________________________________

                        EQUITRUST LIFE ANNUITY ACCOUNT II

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                   PROSPECTUS


                                   May 1, 2004


EquiTrust Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of EquiTrust Life Annuity Account II (the "Account"), each of which invests in one of the following Investment
Options:

American Century(R)
   VP Ultra(R) Fund

   VP Vista(SM) Fund

Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
Fidelity Variable Insurance Products Funds
   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
   Franklin Small Cap Fund--Class 2
   Franklin Small Cap Value Securities Fund--Class 2
   Franklin U.S. Government Fund--Class 2
   Mutual Shares Securities Fund--Class 2
   Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.


The T. Rowe Price Mid-Cap Growth Subaccount ("MCG Subaccount") is not available for investment (allocation of premium payments and transfers) under Contracts issued on or after May 1, 2004. The MCG Subaccount will continue to be available for investment to an Owner whose Contract is issued on or before April 30, 2004 ("Existing Owner"). Existing Owners may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG Subaccount. Existing Owners may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.


Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
         OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Issued By
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                           West Des Moines, Iowa 50266

TABLE OF CONTENTS


                                                                         PAGE
                                                                      ----------
DEFINITIONS                                                                    3
FEE TABLES                                                                     5
SUMMARY OF THE CONTRACT                                                       11
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS                                   13
     EquiTrust Life Insurance Company                                         13
     IMSA                                                                     13
     EquiTrust Life Annuity Account II                                        13
     Investment Options                                                       14
     Addition, Deletion or Substitution of Investments                        19
DESCRIPTION OF ANNUITY CONTRACT                                               20
     Issuance of a Contract                                                   20
     Premiums                                                                 20
     Free-Look Period                                                         21
     Allocation of Premiums                                                   21
     Variable Accumulated Value                                               22
     Transfer Privilege                                                       22
     Partial Withdrawals and Surrenders                                       24
     Transfer and Withdrawal Options                                          25
     Death Benefit Before the Retirement Date                                 27
     Death Benefit After the Retirement Date                                  29
     Proceeds on the Retirement Date                                          29
     Payments                                                                 30
     Modification                                                             30
     Reports to Owners                                                        30
     Inquiries                                                                30
     Change of Address                                                        30
THE DECLARED INTEREST OPTION                                                  31
     Minimum Guaranteed and Current Interest Rates                            31
     Transfers From Declared Interest Option                                  32
CHARGES AND DEDUCTIONS                                                        32
     Surrender Charge (Contingent Deferred Sales Charge)                      32
     Commutation Fee
     Annual Administrative Charge                                             33
     Transfer Processing Fee                                                  33
     Mortality and Expense Risk Charge                                        33
     Investment Option Expenses                                               33
     Premium Taxes                                                            33
     Other Taxes                                                              34
PAYMENT OPTIONS                                                               34
     Description of Payment Options                                           34
     Election of Payment Options and Annuity Payments                         35
YIELDS AND TOTAL RETURNS                                                      38
FEDERAL TAX MATTERS                                                           39
     Introduction                                                             39
     Tax Status of the Contract                                               40
     Taxation of Annuities                                                    41
     Transfers, Assignments or Exchanges of a Contract                        43
     Withholding                                                              43

                                                                         PAGE
                                                                      ----------
     Multiple Contracts                                                       43
     Taxation of Qualified Contracts                                          43
     Possible Charge for the Company's Taxes                                  45
     Other Tax Consequences                                                   46
DISTRIBUTION OF THE CONTRACTS                                                 46
LEGAL PROCEEDINGS                                                             47
VOTING RIGHTS                                                                 47
FINANCIAL STATEMENTS                                                          48
CALCULATING VARIABLE ANNUITY PAYMENTS                                 Appendix A
CONDENSED FINANCIAL INFORMATION                                       Appendix B
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                    SAI-TOC


             The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

DEFINITIONS

ACCOUNT: EquiTrust Life Annuity Account II.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.

BENEFICIARY: The person(s) to whom the Company pays the proceeds on the death of the Owner/Annuitant.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): EquiTrust Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Home Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

     (a) a certified copy of the death certificate;

     (b) a certified copy of a court decree reciting a finding of death;

     (c) the Beneficiary's statement of election;

     (d) a copy of the Beneficiary's Form W-9; or

     (e) any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

HOME OFFICE: The principal office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable surrender charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the owner on a form satisfactory to the Company which the Company receives at our Home Office.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

                                                                GUARANTEED
OWNER TRANSACTION EXPENSES                                    MAXIMUM CHARGE      CURRENT CHARGE
------------------------------------------------------------------------------------------------
Surrender Charge (as a percentage of amount withdrawn
or surrendered)(1)                                                   8.5%                6%
Transfer Processing Fee(2)                                        $   25             $  25


(1) Currently, the surrender charge is only assessed during the first six Contract Years. The surrender charge declines to 0% in the seventh Contract Year. (The surrender charge period is guaranteed not to exceed a nine-year period.) In each Contract Year you may withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. This amount is not cumulative from Contract Year to Contract Year. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

(2) We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Contract Year.


     The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

                                                                GUARANTEED
PERIODIC CHARGES                                              MAXIMUM CHARGE      CURRENT CHARGE
------------------------------------------------------------------------------------------------
Annual Administrative Charge(3)                                   $   45             $   30
Separate Account Annual Expenses (as a percentage of
average variable accumulated value)
     Mortality and Expense Risk Charge                              1.40%              1.40%
     Total Separate Account Annual Expenses                         1.40%              1.40%

(3) We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

     The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2003. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
          (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(4)


                                                                 MINIMUM           MAXIMUM
------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets,
including management fees, distribution and/or
service (12b-1) fees and other expenses)                          0.34%             1.58%
Total Annual Investment Option Operating Expenses
After Contractual Fee Waiver or Reimbursement(5)                  0.34%             1.25%



(4) For certain Investment Options, certain expenses were reimbursed or fees waived during 2003. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:



                                                                 MINIMUM           MAXIMUM
------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets,
including management fees, distribution and/or
service (12b-1) fees and other expenses)                          0.28%             1.19%



(5) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Four Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

     The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2003, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                          TOTAL EXPENSES
                                                              (BEFORE          TOTAL AMOUNT      TOTAL EXPENSES
                                                            CONTRACTUAL       OF CONTRACTUAL   (AFTER CONTRACTUAL
                         ADVISORY    OTHER      12b-1     FEE WAIVERS AND     FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION          FEE      EXPENSES     FEE      REIMBURSEMENTS)     REIMBURSEMENT     REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------
American Century
  VP Ultra(R) Fund         1.00%      0.01%      0.00%          1.01%              0.00%              1.01%(1)(2)
  VP Vista Fund            1.00%      0.00%      0.00%          1.00%              0.00%              1.00%(1)

Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class              0.75%      0.05%      0.00%          0.80%              0.00%              0.80%
  VIF Developing
  Leaders Portfolio--
  Initial Share Class      0.75%      0.07%      0.00%          0.82%              0.00%              0.82%
  VIF Disciplined
  Stock Portfolio--
  Initial Share Class      0.75%      0.10%      0.00%          0.85%              0.00%              0.85%
  VIF Growth and
  Income Portfolio--
  Initial Share Class      0.75%      0.07%      0.00%          0.82%              0.00%              0.82%
  VIF International
  Equity Portfolio--
  Initial Share Class      0.75%      0.44%      0.00%          1.19%              0.00%              1.19%

EquiTrust Variable
  Insurance Series Fund
  Blue Chip Portfolio      0.20%      0.16%      0.00%          0.36%              0.00%              0.36%
  High Grade Bond
  Portfolio                0.30%      0.19%      0.00%          0.49%              0.00%              0.49%
  Managed Portfolio        0.45%      0.17%      0.00%          0.62%              0.00%              0.62%
  Money Market
  Portfolio                0.25%      0.34%      0.00%          0.59%              0.00%              0.59%
  Strategic Yield
  Portfolio                0.45%      0.20%      0.00%          0.65%              0.00%              0.65%
  Value Growth
  Portfolio                0.45%      0.18%      0.00%          0.63%              0.00%              0.63%

                                                          TOTAL EXPENSES
                                                              (BEFORE          TOTAL AMOUNT      TOTAL EXPENSES
                                                            CONTRACTUAL       OF CONTRACTUAL   (AFTER CONTRACTUAL
                         ADVISORY    OTHER      12b-1     FEE WAIVERS AND     FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION          FEE      EXPENSES     FEE      REIMBURSEMENTS)     REIMBURSEMENT     REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------
Fidelity Variable
  Insurance Products
  Funds
  VIP Contrafund
  Portfolio--Initial
  Class                    0.58%      0.09%      0.00%          0.67%              0.00%              0.67%(3)
  VIP Growth
  Portfolio--Initial
  Class                    0.58%      0.09%      0.00%          0.67%              0.00%              0.67%(3)
  VIP Growth &
  Income Portfolio--
  Initial Class            0.48%      0.11%      0.00%          0.59%              0.00%              0.59%
  VIP Index 500
  Portfolio--Initial
  Class                    0.24%      0.10%      0.00%          0.34%              0.00%              0.34%(4)
  VIP Mid Cap
  Portfolio--Service
  Class 2                  0.58%      0.12%      0.25%          0.95%              0.00%              0.95%(3)
  VIP Overseas
  Portfolio--Initial
  Class                    0.73%      0.17%      0.00%          0.90%              0.00%              0.90%(3)

Franklin Templeton
  Franklin Small Cap
  Fund--Class 2            0.51%      0.29%      0.25%          1.05%              0.00%              1.05%(5)(6)
  Franklin Small Cap
  Value Securities
  Fund--Class 2            0.57%      0.19%      0.25%          1.01%              0.00%              1.01%(5)(6)
  Franklin
  U.S. Government
  Fund--Class 2            0.50%      0.03%      0.25%          0.78%              0.00%              0.78%(6)(7)
  Mutual Shares
  Securities Fund--
  Class 2                  0.60%      0.20%      0.25%          1.05%              0.00%              1.05%(6)
  Templeton Growth
  Securities Fund--
  Class 2                  0.81%      0.07%      0.25%          1.13%              0.00%              1.13%(6)(7)

J.P. Morgan Series
  Trust II
  JPMorgan Mid Cap
  Value Portfolio          0.70%      0.88%      0.00%          1.58%              0.33%              1.25%(8)(9)
  JPMorgan Small
  Company Portfolio        0.60%      0.55%      0.00%          1.15%              0.00%              1.15%

Summit Pinnacle Series
  Russell 2000 Small
  Cap Index Portfolio      0.35%      0.77%      0.00%          1.12%              0.37%              0.75%(10)
  S&P MidCap
  400 Index Portfolio      0.30%      0.37%      0.00%          0.67%              0.07%              0.60%(10)

                                                          TOTAL EXPENSES
                                                              (BEFORE          TOTAL AMOUNT      TOTAL EXPENSES
                                                            CONTRACTUAL       OF CONTRACTUAL   (AFTER CONTRACTUAL
                         ADVISORY    OTHER      12b-1     FEE WAIVERS AND     FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION          FEE      EXPENSES     FEE      REIMBURSEMENTS)     REIMBURSEMENT     REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity
  Series, Inc.
  Equity Income
  Portfolio                0.85%      0.00%      0.00%          0.85%              0.00%              0.85%11)
  Mid-Cap Growth
  Portfolio                0.85%      0.00%      0.00%          0.85%              0.00%              0.85%11)
  New America
  Growth Portfolio         0.85%      0.00%      0.00%          0.85%              0.00%              0.85%(11)
  Personal Strategy
  Balanced Portfolio       0.90%      0.00%      0.00%          0.90%              0.02%              0.88%(11)(12)

T. Rowe Price
  International
  Series, Inc.
  International Stock
  Portfolio                1.05%      0.00%      0.00%          1.05%              0.00%              1.05%(11)


(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.


(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.64%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.86%.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04% and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.

(5) For the Franklin Small Cap Fund and Franklin Small Cap Value Securities Fund, the manager had agreed in advance to make estimated reductions of 0.04% and 0.02%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.01% and 0.99%, respectively.


(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.


(7) The Fund administration fee is paid indirectly through the management fee.

(8) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets through April 30, 2005.

(9) The Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. After taking such voluntary waivers or reimbursements into account, total expenses would have been 1.00%.

(10) The Fund's adviser has agreed to pay other expenses, to the extent they exceed 0.30% of the MidCap 400 Index Portfolio and 0.40% of the Russell 2000 Small Cap Index Portfolio.

(11) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(12) The Portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other
T. Rowe Price portfolios. The 0.88% reflects 0.02% of average net asset expenses permanently waived.

EXAMPLES

     The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

     EXAMPLE 1

     The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1. If you surrender your Contract at the end of the applicable time period:


                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                   -------------------------------------------
                   $   875    $  1,374    $  1,884   $   3,531



     2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a five year annuity payment period(1):



                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                   -------------------------------------------
                   $   428    $    995    $  1,688   $   3,531


     3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:


                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                   -------------------------------------------
                   $   326    $    995    $  1,688   $   3,531


     EXAMPLE 2

     The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1. If you surrender your Contract at the end of the applicable time period:


                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                   -------------------------------------------
                   $   758    $  1,018    $  1,281   $   2,317



     2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a five year annuity payment period(1):



                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                   -------------------------------------------
                   $   305    $    624    $  1,073   $   2,317


     3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect annuity payment options 1, 3, 5, 6 or 7:


                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                   -------------------------------------------
                   $   202    $    624    $  1,073   $   2,317



     (1) Selection of an annuity payment period with a duration greater than five years would result in a lower one-year expense figure. Alternatively, selection of an annuity payment period with a duration of less than five years may result in higher one-, three- and five-year expense figures.


CONDENSED FINANCIAL INFORMATION

     Please refer to APPENDIX B for accumulation unit information for each Subaccount.

SUMMARY OF THE CONTRACT

     ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with no maximum age required of Owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

          - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

          - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

     FREE-LOOK PERIOD. You have the right to return the Contract within 20 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

          -    premiums paid, or

          - the Accumulated Value on the date the Company receives the returned Contract at our Home Office, plus administrative charges and any other charges deducted under the Contract.

     PREMIUMS. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")

     ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

          - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

          - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

     TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

          - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

          - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

          - The Company waives fees for the first twelve transfers during a Contract Year.

          - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


     PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

     SURRENDER. You may surrender your Contract upon Written Notice on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDER"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

     DEATH BENEFIT. We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT--Death Benefit Before the Retirement Date--DEATH OF AN ANNUITANT).

CHARGES AND DEDUCTIONS

     Your Contract will be assessed the following charges and deductions:

     SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.

                   CONTRACT YEAR IN WHICH    CHARGE AS A PERCENTAGE OF
                      WITHDRAWAL OCCURS         AMOUNT WITHDRAWN
                   ---------------------------------------------------
                              1                          6%
                              2                          5
                              3                          4
                              4                          3
                              5                          2
                              6                          1
                         7 and after                     0


     In each Contract Year you may annually withdraw a maximum of 10% of the Accumulated Value calculated as the most recent prior Contract Anniversary without incurring a surrender charge. If you subsequently surrender your Contract during the Contract Year, we may apply a surrender charge to any partial withdrawals you've taken. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")


     We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

     ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). (This charge is guaranteed not to exceed $45.) We currently waive this charge:

          -    with an initial premium payment of $50,000 or greater, or


          - if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.


     We may terminate this waiver at any time.

     TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.

     MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
     DEDUCTIONS--Mortality and Expense Risk Charge").

     INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled "Annual Investment Option Operating Expenses" lists these fees.


     RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.


ANNUITY PROVISIONS

     On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

          -    under a payment option, or

          -    in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS

     The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

EQUITRUST LIFE INSURANCE COMPANY


     The Company was incorporated on June 3, 1966 as a stock life insurance company in the State of Iowa and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 48 states and the District of Columbia: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. Our Home Office is at 5400 University Avenue, West Des Moines, Iowa 50266.


IMSA

     The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

EQUITRUST LIFE ANNUITY ACCOUNT II

     On January 6, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

          -    will receive and invest premiums paid to it under the Contract;

          - will receive and invest premiums for other variable annuity contracts we issue;

          - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

     We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.

INVESTMENT OPTIONS


     There are currently 33 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.


     The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

     We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.


PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
VP Ultra(R) Fund                   -  This Fund seeks long-term capital growth. The
                                      Fund pursues this objective by investing in
                                      common stocks of large companies with earnings
                                      and revenue that are not only growing, but
                                      growing at a successively faster, or
                                      accelerating pace.

VP Vista(SM) Fund                  -  This Fund seeks long-term capital growth. The
                                      Fund pursues this objective by investing in
                                      common stocks of medium-sized and smaller
                                      companies which will increase in value over
                                      time.


DREYFUS. The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Dreyfus Variable Investment        -  This Portfolio primarily seeks long-term
Fund: Appreciation Portfolio--        capital growth, consistent with the
Initial Share Class                   preservation of capital; current income is a
                                      secondary investment objective. The Portfolio
                                      invests in common stocks focusing on blue chip
                                      companies with total market values of more than
                                      $5 billion at the time of purchase, including
                                      multi-national companies.

Dreyfus Variable Investment        -  This Portfolio seeks to maximize capital
Fund: Developing Leaders              appreciation. To pursue this goal, under normal
Portfolio--Initial Share Class        circumstances, the Portfolio invests primarily
                                      in small cap companies. Small cap stocks are
                                      defined as those with total market values of
                                      less than $2 billion at the time of purchase.
                                      The Portfolio seeks companies characterized by
                                      new or innovative products, services or
                                      processes having the potential to enhance
                                      earnings or revenue growth.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Dreyfus Variable Investment        -  This Portfolio seeks to provide investment
Fund: Disciplined Stock               returns (consists of capital appreciation and
Portfolio--Initial Share Class        income) that are greater than the total return
                                      of stocks, as represented by the Standard &
                                      Poor's 500 Composite Stock Price Index. The
                                      Portfolio normally invests at least 80% of its
                                      assets in stocks chosen through a disciplined
                                      investment process to create a blended
                                      portfolio of growth and value stocks.

Dreyfus Variable Investment        -  This Portfolio seeks to provide long-term
Fund: Growth and Income               capital growth, current income and growth of
Portfolio--Initial Share Class        income, consistent with reasonable investment
                                      risk. To pursue this goal, the Portfolio
                                      invests in stocks, bonds and money market
                                      instruments of domestic and foreign issuers.

Dreyfus Variable Investment        -  This Portfolio seeks capital growth. To pursue
Fund: International Equity            this goal, the Portfolio invests in growth
Portfolio--Initial Share Class        stocks of foreign companies. Normally, the
                                      Portfolio invests at least 80% of its assets in
                                      stocks, including common stocks and convertible
                                      securities, including those issued in initial
                                      public offerings.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Blue Chip Portfolio                -  This Portfolio seeks growth of capital and
                                      income. The Portfolio pursues this objective by
                                      investing at least 80% of its assets in equity
                                      securities of well-capitalized, established
                                      companies.

High Grade Bond Portfolio          -  This Portfolio seeks as high a level of current
                                      income as is consistent with an investment in a
                                      diversified portfolio of high grade
                                      income-bearing debt securities. The Portfolio
                                      will pursue this objective by investing at
                                      least 80% of its net assets in debt securities
                                      rated AAA, AA or A by Standard & Poor's or Aaa,
                                      Aa or A by Moody's Investors Service, Inc. and
                                      in securities issued or guaranteed by the
                                      United States government or its agencies or
                                      instrumentalities.

Managed Portfolio                  -  This Portfolio seeks the highest level of total
                                      return through income and capital appreciation.
                                      The Portfolio pursues this objective through a
                                      fully managed investment policy consisting of
                                      investment in the following three market
                                      sectors: (i) common stocks and other equity
                                      securities; (ii) high grade debt securities and
                                      preferred stocks of the type in which the High
                                      Grade Bond Portfolio may invest; and (iii)
                                      money market instruments of the type in which
                                      the Money Market Portfolio may invest.

Money Market Portfolio             -  This Portfolio seeks maximum current income
                                      consistent with liquidity and stability of
                                      principal. The Portfolio will pursue this
                                      objective by investing in high quality
                                      short-term money market instruments. AN
                                      INVESTMENT IN THE MONEY MARKET PORTFOLIO IS
                                      NEITHER INSURED NOR GUARANTEED BY THE FEDERAL
                                      DEPOSIT INSURANCE CORPORATION, OR ANY
                                      GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE
                                      THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                      STABLE NET ASSET VALUE OF $1.00 PER SHARE.
                                      DURING EXTENDED PERIODS OF LOW INTEREST RATES,
                                      THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO
                                      BE EXTREMELY LOW AND POSSIBLY NEGATIVE.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Strategic Yield Portfolio          -  This Portfolio seeks as a primary objective, as
                                      high a level of current income as is consistent
                                      with investment in a diversified portfolio of
                                      lower-rated, higher-yielding income-bearing
                                      securities. As a secondary objective, the
                                      Portfolio seeks capital appreciation when
                                      consistent with its primary objective. The
                                      Portfolio pursues these objectives by investing
                                      primarily in debt and income-bearing securities
                                      rated Baa or lower by Moody's Investors
                                      Service, Inc. and/or BBB or lower by Standard &
                                      Poor's, or in unrated securities of comparable
                                      quality (i.e., junk bonds). AN INVESTMENT IN
                                      THIS PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY
                                      FINANCIAL RISK. (See the Fund prospectus
                                      "HIGHER RISK SECURITIES AND INVESTMENT
                                      STRATEGIES--Lower-Rated Debt Securities.")

Value Growth Portfolio             -  This Portfolio seeks long-term capital
                                      appreciation. The Portfolio pursues this
                                      objective by investing primarily in equity
                                      securities of companies that the investment
                                      adviser believes have a potential to earn a
                                      high return on capital and/or in equity
                                      securities that the investment adviser believes
                                      are undervalued by the marketplace. Such equity
                                      securities may include common stock, preferred
                                      stock and securities convertible or
                                      exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)         -  This Portfolio seeks long-term capital
Portfolio                             appreciation. The Portfolio normally invests
                                      primarily in common stocks. The Portfolio
                                      invests in securities of companies whose value
                                      the adviser believes is not fully recognized
                                      by the public.

Fidelity VIP Growth Portfolio      -  This Portfolio seeks capital appreciation. The
                                      Portfolio invests primarily in common stocks.
                                      The Portfolio invests in securities of
                                      Companies the adviser believes have
                                      above-average growth potential.

Fidelity VIP Growth & Income       -  This Portfolio seeks high total return through
Portfolio                             a combination of current income and capital
                                      appreciation. The Portfolio normally invests
                                      the majority of its assets in domestic and
                                      foreign equity securities, with a focus on
                                      those that pay current dividends and show
                                      potential earnings growth. However, the
                                      Portfolio may buy debt securities as well as
                                      equity securities that are not currently paying
                                      dividends, but offer prospects for capital
                                      appreciation or future income.

Fidelity VIP Index 500 Portfolio   -  This Portfolio seeks to provide investment
                                      results that correspond to the total return of
                                      common stocks publicly traded in the
                                      United States, as represented by the S&P 500.
                                      To achieve this objective, the Portfolio
                                      normally invests at least 80% of its assets in
                                      common stocks included in the S&P 500.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio     -  This Portfolio seeks long-term growth of
                                      capital. The Portfolio normally invests at
                                      least 65% of its total assets in securities of
                                      companies with medium market capitalizations.
                                      The investment adviser invests primarily in
                                      common stocks.

Fidelity VIP Overseas Portfolio    -  This Portfolio seeks long-term growth of
                                      capital. Normally, at least 80% of the
                                      Portfolio's total assets will be invested in
                                      foreign securities. The Portfolio may also
                                      invest in U.S. issuers.


FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.


PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Franklin Small Cap Fund            -  This Fund seeks long-term capital growth. The
                                      Fund normally invests at least 80% of its net
                                      assets in investments of small capitalization
                                      companies. For this Fund, small cap companies
                                      are those with market capitalization values not
                                      exceeding: (i) $1.5 billion; or (ii) the highest
                                      market capitalization value in the Russell
                                      2000(R) Index, whichever is greater, at the
                                      time of purchase.

Franklin Small Cap Value           -  This Fund seeks long-term total return. The
Securities Fund                       Fund normally invests at least 80% of its net
                                      assets in investments of small capitalization
                                      companies. For this Fund, small cap companies
                                      are those with market cap values not exceeding
                                      $2.5 billion at the time of purchase. The Fund
                                      invests in small companies that the Fund's
                                      manager believes are undervalued.

Franklin U.S. Government Fund      -  This Fund seeks income. The Fund normally
                                      invests at least 80% of its net assets in U.S.
                                      government securities, primarily fixed and
                                      variable rate mortgage-backed securities.

Mutual Shares Securities Fund      -  This Fund seeks capital appreciation with
                                      income as a secondary goal. The Fund normally
                                      invests mainly in U.S. equity securities that
                                      the Fund's manager believes are available at
                                      market prices less than their value based on
                                      certain recognized or objective criteria,
                                      including undervalued stocks, merger/risk
                                      arbitrage securities and distressed companies.

Templeton Growth Securities        -  This Fund seeks long-term capital growth. Fund
                                      The Fund normally invests mainly in equity
                                      securities of companies located anywhere in the
                                      world, including those in the U.S. and in
                                      emerging markets.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio   -  This Portfolio seeks growth from capital
                                      appreciation by investing at least 80% of the
                                      value of its assets in a broad portfolio of
                                      common stocks of companies with market
                                      capitalizations of $1 billion to $20 billion at
                                      the time of purchase.

JPMorgan Small Company Portfolio   -  This Portfolio seeks to provide high total
                                      return by investing at least 80% of the value
                                      of its assets in small U.S. companies whose
                                      market capitalizations are equal to those
                                      within the universe of the S&P SmallCap 600
                                      Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Russell 2000 Small Cap             -  This Portfolio seeks investment results that
Index Portfolio                       correspond to the investment performance of
                                      U.S. common stocks, as represented by the
                                      Russell 2000 Index. The Portfolio will attempt
                                      to achieve, in both rising and falling markets,
                                      a correlation of at least 95% between the total
                                      return of its net assets before expenses and
                                      the total return of the Russell 2000 Index.

S&P MidCap 400 Index Portfolio     -  This Portfolio seeks investment results that
                                      correspond to the total return performance of
                                      U.S. common stocks, as represented by the S&P
                                      MidCap 400 Index. The Portfolio will attempt to
                                      achieve, in both rising and falling markets, a
                                      correlation of at least 95% between the total
                                      return of its net assets before expenses and
                                      the total return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
Equity Income Portfolio            -  This Portfolio seeks to provide substantial
                                      dividend income and long-term capital
                                      appreciation by investing primarily in
                                      dividend-paying common stocks of established
                                      companies considered by the adviser to have
                                      favorable prospects for both increasing
                                      dividends and capital appreciation.

Mid-Cap Growth Portfolio*          -  This Portfolio seeks to provide long-term
                                      capital appreciation by investing primarily in
                                      mid-cap stocks with the potential for above-
                                      average earnings growth. The investment adviser
                                      defines mid-cap companies as those whose market
                                      capitalization falls within the range of
                                      companies in either the Standard & Poor's
                                      Mid-Cap 400 Index or the Russell Mid-Cap Growth
                                      Index.

                                      *THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO IS
                                      NOT AVAILABLE AS AN INVESTMENT OPTION FOR
                                      CONTRACTS ISSUED ON OR AFTER MAY 1, 2004.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
New America Growth Portfolio       -  This Portfolio seeks to provide long-term
                                      growth of capital by investing primarily in the
                                      common stocks of companies operating in sectors
                                      the investment adviser believes will be the
                                      fastest growing in the U.S. Fast-growing
                                      companies can be found across an array of
                                      industries in today's "new America".

Personal Strategy Balanced         -  This Portfolio seeks the highest total return
Portfolio                             over time consistent with an emphasis on both
                                      capital appreciation and income. The Portfolio
                                      pursues its objective by investing in a
                                      diversified portfolio typically consisting of
                                      approximately 60% stocks, 30% bonds and 10%
                                      money market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------
International Stock Portfolio      -  This Portfolio seeks to provide capital
                                      appreciation through investments primarily in
                                      established companies based outside the United
                                      States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)


We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options.


Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

     We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

     In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

     If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

          - operate the Account as a management investment company under the 1940 Act,

          - deregister the Account under that Act in the event such registration is no longer required, or

          -    combine the Account with our other separate accounts.

     In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

ISSUANCE OF A CONTRACT

     You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Home Office. See "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums" for our procedures upon receipt of an incomplete application. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We do not apply a maximum age for owners on the Contract Date.

     Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

PREMIUMS

     The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make mimimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date.

     You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Home Office.

     If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about your account to government regulators.

FREE-LOOK PERIOD

     We provide for an initial "free-look" period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

          -    premiums paid, or

          - the Accumulated Value on the date we receive the returned Contract at our Home Office, plus administrative charges and any other charges deducted from the Account.

ALLOCATION OF PREMIUMS


     Upon receipt at our Home Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Home Office before 3:00 p.m. central time. If received on or after 3:00 p.m. central time, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

     You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 10% in each Investment Option. All percentages must be in whole numbers.) If your Contract was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.


          - Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

          - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.


          - We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Home Office, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time will be allocated on the following Business Day.


          - You may change your allocation instructions at any time by sending Written Notice to our Home Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

          - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

     Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

VARIABLE ACCUMULATED VALUE

     The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

     CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

     DETERMINATION OF NUMBER OF UNITS. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

          -    any premiums paid, and

          - any amounts transferred from another Subaccount or the Declared Interest Option.

     We will decrease the number of units in each Subaccount by:

          -    any amounts withdrawn,

          -    applicable charges assessed, and

          - any amounts transferred to another Subaccount or the Declared Interest Option.

     DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

          (a)  is the net result of:

                    1. the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

                    2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

                    3. the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

                    4. any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

                    5. the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

          (b) is the number of units outstanding at the end of the preceding Valuation Period.

TRANSFER PRIVILEGE

     You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at our Home Office.

          - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

          - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

          - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

          - The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

          - The Company will assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


               We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

          - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.") However, if your Contract was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.


     All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

     You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

     We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

     CAUTION: Telephone transfer priveleges may not always be available. Telephone systems, whether yours, your service provider's or you registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.


     ADDITIONAL LIMITATIONS ON TRANSFERS. Frequent, large or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Investment Options and the returns achieved by Owners. In particular, such transfers may dilute the value of the shares of the Investment Options, interfere with the efficient management of the Investment Options, and increase brokerage and administrative costs of the Investment Options. In order to try to protect Owners and Investment Options from potentially harmful trading activity, we have certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, large or short-term activity among the Subaccounts of the Account that may adversely affect other Owners or shareholders of the Investment Options.

     More specifically, our Market Timing Procedures detect potential market timers by examining the number and/or size of transfers made by Owners within given periods of time, as well as the number of "round trip" transfers into and out of a Subaccount. For purposes of applying the parameters used to detect potential market timers, we may aggregate transfers made on the same Business Day under multiple contracts owned by the same Owner. We do not include transfers made pursuant to the dollar cost averaging and asset rebalancing programs in these limitations. We also coordinate with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by the Funds that may not have been captured through operation of our Market Timing Procedures. We may vary our Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We reserve the right to restrict or refuse investments by market timers. Owners will be notified via mail of any action taken.

     Owners seeking to engage in frequent, large or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit our ability to address this issue. Furthermore, the identification of an Owner determined to be engaged in transfer activity that may adversely affect the other Owners or Investment Option shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer, but we apply our Market Timing Procedures consistently to all Owners without waiver or exception. In addition, because other insurance companies with different policies and procedures may invest in the Investment Options, we cannot guarantee that the Investment Options will not suffer harm from frequent, large or short-term transfers among subaccounts of separate accounts sponsored by other insurance companies.

     In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.


PARTIAL WITHDRAWALS AND SURRENDERS

     PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

          -    The minimum amount which you may partially withdraw is $500.

          - If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.


     We will process your partial withdrawal based on the net asset value next determined after we receive your written request at our Home Office. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.



     In each Contract Year, you may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Contract Anniversary without incurring a surrender charge. You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "CHARGES AND DEDUCTIONS-- Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")


     You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Home Office.

     Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of our receipt of your original written request at our Home Office.

     SURRENDER. You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at our Home Office. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time, we will calculate the Net Accumulated Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time, we will calculate the Net Accumulated Value of your Contract as of 3:00 p.m. central time on the following Business Day.


     You may choose to have the Net Accumulated Value distributed to you as follows:

          -    under a payment option, or

          -    in a lump sum.

     FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Contract via facsimile.

          - Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

          - A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.

          - We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.


          - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.


          - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

          - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

               CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

          - We reserve the right to deny any transaction request made by facsimile.

     We may terminate this privilege at any time.

     SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts."

TRANSFER AND WITHDRAWAL OPTIONS

     You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to the Home Office. The options selected will remain in effect until we receive a written termination request from you at the Home Office.

     AUTOMATIC REBALANCING. We offer an asset rebalancing program under which we will automatically transfer amounts annually to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option at the end of each Certificate Year to match your Certificate's then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

          - Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

          - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

          - This feature is free and is not considered in the twelve free transfers during a Contract Year.

          - This feature cannot be utilized in combination with the dollar cost averaging program.

     DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

     To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

          -    The minimum amount of each transfer is $100.


          - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Contract was issued on or after May 1, 2004, you may not make transfers to the
               T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.


          - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

          - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

          - This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

          - This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

     SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

          - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

          - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

          -    The minimum amount which you may withdraw is $100.

          - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

          - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE."

          - Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

          - Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

          - You may change the amount and frequency upon written request to our Home Office.

          - This feature cannot be utilized in combination with the dollar cost averaging program.

     We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

DEATH BENEFIT BEFORE THE RETIREMENT DATE

     DEATH OF OWNER. If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

     The surviving Owners or new Owners are afforded the following options:

          1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

          2. If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

                    (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner's death, or

                    (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner's death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

     Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Net Accumulated Value is paid.

     Other rules may apply to a Qualified Contract.

     DEATH OF AN ANNUITANT. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate.

     If the Annuitant's age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

          - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

          -    the Accumulated Value; or

          -    the Performance Enhanced Death Benefit (PEDB) amount.

     On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount:
     (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant's date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (a) the PEDB amount last calculated less any partial withdrawal reductions, or (b) the Accumulated Value.

     We will continue to recalculate the PEDB amount on each Contract Anniversay until the Contract Anniversary immediately prior to the oldest Annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

     If the Annuitant's age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

          - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

          -    the Accumulated Value.

     A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

          (a)  is the death benefit immediately prior to withdrawal;

          (b) is the amount of the partial withdrawal (including applicable surrender charges); and

          (c)  is the Accumulated Value immediately prior to withdrawal.

     We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant's Death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

     If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

          - payments under the option begin within 1 year of the Annuitant's death, and

          - payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

     If the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

     Other rules may apply to a Qualified Contract.

     INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) There is no charge for this rider. This rider may not be available on certain Qualified Contracts.

     If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

          (a)  is the Accumulated Value; and

          (b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

     The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

     This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

     The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Contract.


                   TOTAL
                  PREMIUMS  ACCUMULATED                              INCREMENTAL
       DATE         PAID       VALUE       GAIN     DEATH BENEFIT   DEATH BENEFIT
       --------------------------------------------------------------------------
       5/1/2005  $ 100,000   $ 100,000   $       0    $ 100,000       $      0
       5/1/2025  $ 100,000   $ 450,000   $ 350,000    $ 450,000       $ 50,000



     If we receive Due Proof of Death on May 1, 2025, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.


DEATH BENEFIT AFTER THE RETIREMENT DATE

     If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

     If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

     Other rules may apply to a Qualified Contract.

PROCEEDS ON THE RETIREMENT DATE

     You select the Retirement Date. For Non-Qualified Contracts, the Retirement Date may not be after the later of the Annuitant's age 70 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date must be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

     On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

     You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

          - we must receive a Written Notice at the Home Office at least 30 days before the current Retirement Date;

          - the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

          - the requested Retirement Date must be no later than the Annuitant's 70th birthday or any earlier date required by law.

PAYMENTS

     We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Home Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

          - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

          - the SEC permits by an order the postponement for the protection of Owners; or

          - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

     We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

     If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about your account to government regulators.


MODIFICATION


     You may modify your Contract only if one of our officers agrees in writing to such modification.

     Upon notification to you, we may modify your Contract if:

          - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

          - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

          -    necessary to reflect a change in the operation of the Account; or

          - the modification provides additional Subaccount and/or fixed accumulation options.

     We will make the appropriate endorsement to your Contract in the event of most such modifications.

REPORTS TO OWNERS

     We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

INQUIRIES

     You may contact the Company in writing at our Home Office if you have any questions regarding your Contract.

CHANGE OF ADDRESS

     We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

     You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

     IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.

     The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

     Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

     We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

     CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

          - amounts allocated and transferred to the Declared Interest Option, plus

          -    interest credited, less

          -    amounts deducted, transferred or withdrawn.

TRANSFERS FROM DECLARED INTEREST OPTION

     You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first six Contract Years. (The surrender charge period is guaranteed not to exceed a nine-year period.)

                  CONTRACT YEAR IN WHICH    CHARGE AS PERCENTAGE OF
                     WITHDRAWAL OCCURS         AMOUNT WITHDRAWN
                  -------------------------------------------------
                            1                        6%
                            2                        5
                            3                        4
                            4                        3
                            5                        2
                            6                        1
                       7 and after                   0

     If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

     If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.


     AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. In each Contract Year you may annually withdraw a maximum of 10% of the Accumulated Value as of the most recent prior Contract Anniversary without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you've taken during the Contract Year.


     SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent payment option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

     WAIVER OF SURRENDER CHARGE. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Contract Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive written notification, before the Retirement Date, at our Home Office in order to activate this waiver.

ANNUAL ADMINISTRATIVE CHARGE

     We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

     We currently waive the annual administrative charge:

          -    with an initial premium payment of $50,000 or greater, or


          - if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.


     We may terminate this waiver at any time.

TRANSFER PROCESSING FEE

     We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

MORTALITY AND EXPENSE RISK CHARGE

     We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

     The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

     We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

INVESTMENT OPTION EXPENSES

     The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

PREMIUM TAXES

     Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

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OTHER TAXES

     Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

PAYMENT OPTIONS

     The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds will be paid as a life income annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The supplemental agreement will show the rights and benefits of the payee(s) under the payment option selected.

     You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

     The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

     Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.

DESCRIPTION OF PAYMENT OPTIONS

     OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

     OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

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     OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

     OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

     OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

     OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

     OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

     ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS

     While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

     We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Home Office.

     We have provided a brief description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

     FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

          -    the form and duration of the payment option chosen;

          -    the payee's age and sex;

          - the amount of proceeds applied to purchase the fixed annuity payments, and

          -    the applicable annuity purchase rates.

     We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

     We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

          (1)  the total proceeds would be less than $2,000;

          (2)  the amount of each payment would be less than $20; or

          (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

     Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first

                                       35
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     fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

     VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 5 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

          -    the dollar amount of proceeds being applied to a payment option;

          -    the payment option selected;

          -    the age and sex of the Annuitant; and

          - the assumed interest rate used in the variable payment option tables (4% per year).


     We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time) by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.


     An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "VARIABLE PAYMENT OPTIONS--TRANSFER OF ANNUITY UNITS" below).

     We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

     The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

          (a) is the annuity unit value for the immediately preceding Valuation Period;

          (b) is the net investment factor for that Valuation Period (described below); and

          (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

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     We calculate the net investment factor for each Subaccount for each
     Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

          (x)  is the net result of:

               1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

               2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

               3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS


               4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount;

          (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period; and


          (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

     If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

     For variable annuity payments, we reserve the right to:

          (1) refuse the election of a payment option if total proceeds are less than $5,000;

          (2)  refuse to make payments of less than $50 each; or

          (3) make payments at less frequent intervals if payments will be less than $50 each.


     VARIABLE PAYMENT OPTIONS--TRANSFER OF ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.


     On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

     VARIABLE PAYMENT OPTIONS--SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.

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     The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.


     We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

     Please refer to APPENDIX A for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

     We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

     The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

     The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

     The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

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     In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

     Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

     In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

     The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

     We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

     This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the

     Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

          - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

          - receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

     Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

     The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

     DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.


     OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.


     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

          - if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

          - if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

     These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

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

     Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

     Other rules may apply to Qualified Contracts.

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

     IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

     NON-NATURAL OWNER. A non-natural Owner of an annuity Contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

          - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

          - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

          -    the Contract is issued in connection with certain Qualified
               Plans;

          - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

          - the Contract is used in connection with a structured settlement agreement; or

          - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

     A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

     THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.

     PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

     Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

     In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

     Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of
     Section 1035 should consult their tax adviser.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

          - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

          - if distributed under a payment option, they are taxed in the same way as annuity payments.

     For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

          -    made on or after the taxpayer reaches age 59 1/2;

          - made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

          -    attributable to the taxpayer becoming disabled;

          - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

          - made under certain annuities issued in connection with structured settlement agreements;

          - made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

          - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

     Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

     ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

     Certain tax consequences may result upon:

          -    a transfer of ownership of a Contract,

          - the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

          -    the selection of certain Retirement Dates, or

          -    the exchange of a Contract.

     An Owner contemplating any of these actions should consult their tax adviser.

WITHHOLDING

     Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.


     Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions or if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.


MULTIPLE CONTRACTS

     All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

TAXATION OF QUALIFIED CONTRACTS

     The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

          -    contributions in excess of specified limits;

          - distributions prior to age 59 1/2 (subject to certain exceptions);

          - distributions that do not conform to specified commencement and minimum distribution rules; and

          -    other specified circumstances.

     Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age
     70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

     CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


     The Internal Revenue Service has not reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.


     SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

     SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

     ROTH IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

          -    before age 59 1/2 (subject to certain exceptions), or

          - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

          - elective contributions made in years beginning after December 31, 1988;

          -    earnings on those contributions; and

          - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

     Distribution of those amounts may only occur upon:

          -    death of the employee,

          -    attainment of age 59 1/2,

          -    severance of employment,

          -    disability, or

          -    financial hardship.

     In addition, income attributable to elective contributions may not be distributed in the case of hardship.

     DEATH BENEFITS. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

     RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

     The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

DISTRIBUTION OF THE CONTRACTS


     We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC ("EquiTrust Marketing") for the distribution and sale of the Contracts. EquiTrust Marketing may sell the Contracts through its registered representatives, or through other broker-dealers ("selling firms") that have entered into selling agreements with EquiTrust Marketing.

     EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Small Cap Fund, Franklin Small Cap Value Securities, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

     We pay commissions to EquiTrust Marketing for the sale of the Contracts by its registered representatives, as well as by selling firms. The maximum commissions payable for Contract sales will be 6% of the premiums paid under a Contract during the first Contract Year, 4.5% of the premiums paid in the second through sixth Contract Years and 1.25% of the premiums paid in the seventh and subsequent Contract Years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."

     Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: distribution expenses such as production incentive bonuses (to registered representatives and their supervisors), agent's insurance and pension benefits, agency expense allowances, advertising expenses and all other expenses of distributing the Contracts.

     Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with EquiTrust Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, EquiTrust Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. EquiTrust Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

     A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

     We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Contract.

     Under the Public Disclosure Program, NASD, Inc ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.


LEGAL PROCEEDINGS

     The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account the ability of EquiTrust Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

     To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

     The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

     The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

     The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter.

FINANCIAL STATEMENTS


     The audited balance sheets of the Company as of December 31, 2003 and 2002, and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003 and the financial statement schedules, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2003 and the related statements of operations and changes in net assets the periods disclosed in the financial statements, as well as the related Report of Independent Auditors are contained in the Statement of Additional Information.


     The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

APPENDIX A

CALCULATING VARIABLE ANNUITY PAYMENTS

     The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.

          WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.


          HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.11%, 6.21%, 9.11%, and 12.00%. Net of all expenses, these constant returns are: (2.21)%, 0.90%, 4.00%, 6.90%, and 9.79%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.81% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.


     THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and for the life contingent options, upon the life of the payee. See the Prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."

          ASSUMPTIONS ON WHICH THE HYPOTHETICAL SUPPLEMENTAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

               -    The hypothetical Contract is a Non-Qualified Contract

               - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

               - The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount


               - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.11%, 6.21%, 9.11%, and 12.00%

               -    Assumed Interest Rate is 4% per year

               - The payee elects to receive monthly variable annuity payments

               - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

     For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."

          ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."

          THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

               -    the amount of proceeds applied

               -    the annuity payment option selected

               - the annuity purchase rates in the supplemental agreement on the effective date

               - the Assumed Interest Rate under the supplemental agreement on the effective date

               -    the age of the payee

               -    in most cases, the sex of the payee

     For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net Assumed Interest Rate.

                  INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
    ASSUMING A CONSTANT RATE OF RETURN UNDER ALTERNATIVE INVESTMENT SCENARIOS



CONTRACT      0.00% GROSS   3.11% GROSS  6.21% GROSS   9.11% GROSS  12.00% GROSS
YEAR          -2.21% NET     0.90% NET    4.00% NET     6.90% NET     9.79% NET
--------------------------------------------------------------------------------
1             $    1,000     $   1,000    $   1,000     $   1,000     $   1,000
2                    941           970        1,000         1,028         1,056
3                    886           941        1,000         1,057         1,114
4                    834           913        1,000         1,086         1,176
5                    785           886        1,000         1,116         1,242
6                    739           860        1,000         1,147         1,311
7                    696           834        1,000         1,179         1,384
8                    655           809        1,000         1,212         1,461
9                    617           785        1,000         1,246         1,543
10                   580           762        1,000         1,281         1,628
11                   546           739        1,000         1,317         1,719
12                   514           717        1,000         1,353         1,815
13                   484           695        1,000         1,391         1,916
14                   456           675        1,000         1,430         2,022
15                   429           655        1,000         1,470         2,135
16                   404           635        1,000         1,511         2,254
17                   380           616        1,000         1,553         2,379
18                   358           598        1,000         1,596         2,512
19                   337           580        1,000         1,641         2,652
20                   317           563        1,000         1,686         2,799
21                   299           546        1,000         1,733         2,955
22                   281           530        1,000         1,782         3,120
23                   265           514        1,000         1,831         3,293
24                   249           499        1,000         1,882         3,477
25                   234           484        1,000         1,935         3,670

APPENDIX B

CONDENSED FINANCIAL INFORMATION

     The Account commenced operations on December 1, 1998; however, no premiums were received until December 18, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.


                                           ACCUMULATION           ACCUMULATION
                                           UNIT VALUE AT          UNIT VALUE AT       NUMBER OF UNITS AT
     SUBACCOUNT                          BEGINNING OF YEAR         END OF YEAR            END OF YEAR
     ----------------------------------------------------------------------------------------------------
     Appreciation
       1998                            $          10.000000   $          10.037471              24.018000
       1999                                       10.037471              11.023159         173,421.184779
       2000                                       11.023159              10.815328         317,644.455466
       2001                                       10.815328               9.671767         410,948.405236
       2002                                        9.671767               7.943146         407,038.858535
       2003                                        7.943146               9.492016         404,169.530371
     Developing Leaders
       1998                            $          10.000000   $          10.417346              30.023000
       1999                                       10.417346              12.409304          37,187.790687
       2000                                       12.409304              14.151470         133,441.957476
       2001                                       14.151470              13.101536         182,657.378695
       2002                                       13.101536              10.448995         196,984.102755
       2003                                       10.448995              13.572139         192,118.870349
     Disciplined Stock
       1998                            $          10.000000   $          10.000000               0.000000
       1999                                       10.000000              11.551333         133,874.541424
       2000                                       11.551333              10.390084         305,831.175916
       2001                                       10.390084               8.885671         370,986.813121
       2002                                        8.885671               6.780327         332,639.930354
       2003                                        6.780327               8.260420         295,073.976656
     Dreyfus Growth and Income
       1998                            $          10.000000   $          10.000000              10.000000
       1999                                       10.000000              11.583531          41,962.890993
       2000                                       11.583531              11.061794         140,155.840129
       2001                                       11.061794              10.370179         172,147.015490
       2002                                       10.270179               7.561775         173,033.024904
       2003                                        7.561775               9.439379         174,052.703235
     International Equity
       1998                            $          10.000000   $          10.000000               0.000000
       1999                                       10.000000              15.535331           5,370.943878
       2000                                       15.535331              12.882814          59,695.445970
       2001                                       12.882814               8.995439          75,413.570244
       2002                                        8.995439               7.456744          77,380.157236
       2003                                        7.456744              10.509029          73,672.338147

                                           ACCUMULATION           ACCUMULATION
                                           UNIT VALUE AT          UNIT VALUE AT       NUMBER OF UNITS AT
     SUBACCOUNT                          BEGINNING OF YEAR         END OF YEAR            END OF YEAR
     ----------------------------------------------------------------------------------------------------
     Blue Chip
       1998                            $          10.000000   $          10.000000               0.000000
       1999                                       10.000000              11.493125         168,478.748352
       2000                                       11.493125              10.368373         328,469.024783
       2001                                       10.368373               9.069651         382,493.328679
       2002                                        9.069651               7.237797         375,881.429001
       2003                                        7.237797               8.972591         334,431.917059
     High Grade Bond
       1998                            $          10.000000   $          10.000000               0.000000
       1999                                       10.000000               9.811321          39,060.113882
       2000                                        9.811321              10.754179          63,029.681162
       2001                                       10.754179              11.570812         116,452.409042
       2002                                       11.570812              12.366811         145,219.209406
       2003                                       12.366811              12.858737         148,448.756045
     Managed(1)
       2001                            $          10.000000   $          10.073024           2,478.725306
       2002                                       10.073024               9.755357          39,042.674460
       2003                                        9.755357              11.807988          68,219.014510
     Money Market
       1998                            $          10.000000   $          10.010155           2,675.156157
       1999                                       10.010155              10.323106          30,705.110011
       2000                                       10.323106              10.783237          35,827.049130
       2001                                       10.783237              11.010992          56,393.887568
       2002                                       11.010992              10.985439          58,687.932385
       2003                                       10.985439              10.890451          45,386.115696
     Strategic Yield
       1998                            $          10.000000   $          10.000000               0.000000
       1999                                       10.000000               9.838194          19,166.958767
       2000                                        9.838194               9.998590          33,679.284997
       2001                                        9.998590              10.770302          61,402.315327
       2002                                       10.770302              11.201480          76,315.410431
       2003                                       11.201480              12.369457          83,450.202269
     Value Growth
       1998                            $          10.000000   $          10.137670              18.014000
       1999                                       10.137670               9.355808          21,916.506039
       2000                                        9.355808              10.772759          30,682.870776
       2001                                       10.772759              11.365464          58,894.478368
       2002                                       11.365464              10.039024          72,087.542116
       2003                                       10.039024              12.939094          76,306.402309

                                           ACCUMULATION           ACCUMULATION
                                           UNIT VALUE AT          UNIT VALUE AT       NUMBER OF UNITS AT
     SUBACCOUNT                          BEGINNING OF YEAR         END OF YEAR            END OF YEAR
     ----------------------------------------------------------------------------------------------------
     Equity Income
       1998                            $          10.000000   $          10.000000               0.000000
       1999                                       10.000000              10.390415          41,021.894274
       2000                                       10.390415              11.654082          59,148.442406
       2001                                       11.654082              11.660692          96,750.972301
       2002                                       11.660692               9.990315         119,966.108231
       2003                                        9.990315              12.365653         128,009.354873
     International Stock
       1998                            $          10.000000   $          10.000000               0.000000
       1999                                       10.000000              13.100697          12,483.719064
       2000                                       13.100697              10.648447          40,508.420430
       2001                                       10.648447               8.166973          46,127.940447
       2002                                        8.166973               6.580261          44,385.615422
       2003                                        6.580261               8.470449          45,602.242850
     Mid-Cap Growth
       1998                            $          10.000000   $          10.444654              18.014000
       1999                                       10.444654              12.591091          67,235.432249
       2000                                       12.591091              13.511767         164,231.316566
       2001                                       13.511767              13.201812         207,945.873197
       2002                                       13.201812              10.252220         207,894.785732
       2003                                       10.252220              13.994443         198,191.399313
     New America Growth
       1998                            $          10.000000   $          10.420677              30.023000
       1999                                       10.420677              11.525440          64,623.697111
       2000                                       11.525440              10.218628         135,982.793167
       2001                                       10.218628               8.882821         153,918.754510
       2002                                        8.882821               6.278805         158,858.870843
       2003                                        6.278805               8.366949         147,428.788037
     Personal Strategy Balanced
       1998                            $          10.000000   $          10.000000               0.000000
       1999                                       10.000000              10.603854          53,568.419363
       2000                                       10.603854              11.066274         102,663.516754
       2001                                       11.066274              10.649452         156,659.285518
       2002                                       10.649452               9.682638         197,581.437869
       2003                                        9.682638              11.918430         206,795.585395
     VP Ultra(1)
       2001                            $          10.000000   $          10.253013             673.169916
       2002                                       10.253013               7.814428          18,967.998849
       2003                                        7.814428               9.626059          27,132.128317
     VP Vista(1)
       2001                            $          10.000000   $          10.069107             620.403596
       2002                                       10.069107               7.972835           8,399.501160
       2003                                        7.972835              11.183830          18,303.213114

                                           ACCUMULATION           ACCUMULATION
                                           UNIT VALUE AT          UNIT VALUE AT       NUMBER OF UNITS AT
     SUBACCOUNT                          BEGINNING OF YEAR         END OF YEAR            END OF YEAR
     ----------------------------------------------------------------------------------------------------
     Contrafund(1)
       2001                            $          10.000000   $          10.326495           6,197.546339
       2002                                       10.326495               9.231577          20,512.567698
       2003                                        9.231577              11.696917          58,445.762141
     Growth(1)
       2001                            $          10.000000   $          10.083898           5,398.731582
       2002                                       10.083898               6.949450          29,213.857671
       2003                                        6.949450               9.105467          42,214.345043
     Fidelity Growth & Income(1)
       2001                            $          10.000000   $           9.919009           1,928.401314
       2002                                        9.919009               8.156104          11,799.540898
       2003                                        8.156104               9.956164          30,076.628903
     Index 500(1)
       2001                            $          10.000000   $          10.045247           7,214.987295
       2002                                       10.045247               7.701449          49,298.130454
       2003                                        7.701449               9.753435         108,627.584084
     MidCap(1)
       2001                            $          10.000000   $          10.435314           1,689.154760
       2002                                       10.435314               9.259562          16,658.239942
       2003                                        9.259562              12.627159          27,774.360556
     Overseas(1)
       2001                            $          10.000000   $          10.000000               0.000000
       2002                                       10.000000               8.117795           6,735.881094
       2003                                        8.117795              11.478474          15,387.962211
     Franklin Small Cap(1)
       2001                            $          10.000000   $          10.322794              29.479422
       2002                                       10.322794               7.260159          11,391.580524
       2003                                        7.260159               9.828015          21,497.865497
     Small Cap Value Securities(1)
       2001                            $          10.000000   $          10.706055             203.224256
       2002                                       10.706055               9.580438           8,906.531524
       2003                                        9.580438              12.484986          23,973.669339
     U.S. Government(1)
       2001                            $          10.000000   $           9.861717             889.254913
       2002                                        9.861717              10.677015          19,701.370973
       2003                                       10.677015              10.762875          41,766.340954
     Mutual Shares Securities(1)
       2001                            $          10.000000   $          10.113196           1,250.608551
       2002                                       10.113196               8.794970           7,872.951470
       2003                                        8.794970              10.855972          13,558.512331

                                           ACCUMULATION           ACCUMULATION
                                           UNIT VALUE AT          UNIT VALUE AT       NUMBER OF UNITS AT
     SUBACCOUNT                          BEGINNING OF YEAR         END OF YEAR            END OF YEAR
     ----------------------------------------------------------------------------------------------------
     Growth Securities(1)
       2001                            $          10.000000   $           9.879791             365.666644
       2002                                        9.879791               7.941113          15,636.435358
       2003                                        7.941113              10.348675          28,533.992154
     Mid-Cap Value(1)
       2001                            $          10.000000   $          10.421702              33.461904
       2002                                       10.421702              10.364177          13,915.573009
       2003                                       10.364177              13.250973          24,032.800344
     Small Company(1)
       2001                            $          10.000000   $          10.582331             305.070790
       2002                                       10.582331               8.176589           5,993.317284
       2003                                        8.176589              10.966570          17,159.600182
     Russell 2000 Small Cap Index(1)
       2001                            $          10.000000   $          10.802967           6,906.043624
       2002                                       10.802967               8.410247          28,908.569485
       2003                                        8.410247              12.129480          43,308.958403
     S&P MidCap 400 Index(1)
       2001                            $          10.000000   $          10.502362           5,722.154526
       2002                                       10.502362               8.788222          24,679.296688
       2003                                        8.788222              11.679662          43,229.910231


(1) Available October 1,2001.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE COMPANY                                        1
ADDITIONAL CONTRACT PROVISIONS                                               1
       The Contract                                                          1
       Incontestability                                                      1
       Misstatement of Age or Sex                                            1
       Non-Participation                                                     1
CALCULATION OF YIELDS AND TOTAL RETURNS                                      1
       Money Market Subaccount Yields                                        1
       Other Subaccount Yields                                               3
       Average Annual Total Returns                                          3
       Other Total Returns                                                   7
       Effect of the Administrative Charge on Performance Data               7
DISTRIBUTION OF THE CONTRACTS
LEGAL MATTERS
EXPERTS                                                                      7
OTHER INFORMATION                                                            7
FINANCIAL STATEMENTS                                                         8


                                     SAI-TOC

                               TEAR AT PERFORATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name ___________________________________________________________________________

Address ________________________________________________________________________

City, State, Zip _______________________________________________________________

                 (This page has been left blank intentionally.)

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                        EQUITRUST LIFE INSURANCE COMPANY

                             5400 University Avenue
                           West Des Moines, Iowa 50266

                        EQUITRUST LIFE ANNUITY ACCOUNT II

              INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                                    CONTRACT

   This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by EquiTrust Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address shown above or calling us at the phone number shown on the cover of the Prospectus.


                                   May 1, 2004

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----
GENERAL INFORMATION ABOUT THE COMPANY                                   1
ADDITIONAL CONTRACT PROVISIONS                                          1
    The Contract                                                        1
    Incontestability                                                    1
    Misstatement of Age or Sex                                          1
    Non-Participation                                                   1
CALCULATION OF YIELDS AND TOTAL RETURNS                                 1
    Money Market Subaccount Yields                                      1
    Other Subaccount Yields                                             2
    Average Annual Total Returns                                        3
    Other Total Returns                                                 4
    Effect of the Administrative Fee on Performance Data                4
DISTRIBUTION OF THE CONTRACTS                                           5
LEGAL MATTERS                                                           5
EXPERTS                                                                 6
OTHER INFORMATION                                                       6
FINANCIAL STATEMENTS                                                    6

GENERAL INFORMATION ABOUT THE COMPANY


   One hundred percent of the outstanding voting shares of the Company are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2003, Iowa Farm Bureau Federation owned 55.42% of the outstanding voting stock of FBL Financial Group, Inc.


   Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

   The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

INCONTESTABILITY

   We will not contest the Contract from its Contract Date.

MISSTATEMENT OF AGE OR SEX

   If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

NON-PARTICIPATION

   The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

   The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

MONEY MARKET SUBACCOUNT YIELDS

   Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

   The net change in account value reflects:

      - net income from the Investment Option attributable to the hypothetical account; and

      - charges and deductions imposed under the Contract attributable to the hypothetical account.

   The charges and deductions include per unit charges for the hypothetical account for:

      -  the annual administrative charge and

      -  the mortality and expense risk charge.

   For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:

      Current Yield = ((NCS - ES)/UV) X (365/7)

      Where:

      NCS = the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

      ES = per unit expenses attributable to the hypothetical account for the seven-day period.

      UV  = the unit value for the first day of the seven-day period.

      Effective Yield = (1 + ((NCS - ES)/UV))(TO THE POWER OF 365/7) - 1

      Where:

      NCS = the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

      ES = per unit expenses attributable to the hypothetical account for the seven-day period.

      UV  = the unit value for the first day of the seven-day period.

   The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

   The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

      -  changes in interest rates on money market securities,

      -  the average portfolio maturity of the Money Market Investment Option,

      -  the quality of portfolio securities held by this Investment Option, and

      -  the operating expenses of the Money Market Investment Option.

   Yields may also be presented for other periods of time.

   OTHER SUBACCOUNT YIELDS

   Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods.

   The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

   The yield is computed by:

      1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

      2) the offering price per unit at the close of the last day of the period multiplied by the daily average number of units outstanding for the period; by

      3) compounding that yield for a six-month period; and by

      4) multiplying that result by 2.

   The annual administrative charge (deducted at the beginning of each Contract
   Year) and mortality and expense risk charge are included in the expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative charge per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

      Yield = 2 X ((((NI - ES)/(U X UV)) + 1)(TO THE POWER OF 6) - 1)

      Where:

      NI = net investment income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

      ES = expenses of the subaccount for the 30-day or one-month period.

      U  = the average number of units outstanding.

      UV = the unit value at the close of the last day in the 30-day or one-month period.

   The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

   The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

   The surrender charge is not considered in the yield calculation.

AVERAGE ANNUAL TOTAL RETURNS

   Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

   Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

   Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:

      TR = (ERV/P)(TO THE POWER OF 1/N) - 1

      Where:

      TR  = the average annual total return net of subaccount recurring charges.

      ERV = the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

      P   = a hypothetical initial payment of $1,000.

      N   = the number of years in the period.


   INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

   The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.


OTHER TOTAL RETURNS

   Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

   We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

      CTR = (ERV/P) - 1

      Where:

      CTR = The cumulative total return net of subaccount recurring charges for the period.

      ERV = The ending redeemable value of the hypothetical investment at the end of the period.

      P   = A hypothetical single payment of $1,000.

EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA

   We apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. (This charge is guaranteed not to exceed $45.) This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

   EquiTrust Marketing Services, LLC ("EquiTrust Marketing") is responsible for distributing the Contracts pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Contracts. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc.

   We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

   EquiTrust Marketing may sell the Contract through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amount disclosed in the Prospectus for their services.

   EquiTrust Marketing received sales compensation with respect to the Contracts in the following amounts during the periods indicated.



                                                             AGGREGATE AMOUNT OF
                                                          COMMISSIONS RETAINED BY
                             AGGREGATE AMOUNT OF         EQUITRUST MARKETING AFTER
                               COMMISSIONS PAID              PAYMENTS TO ITS
            FISCAL YEAR     TO EQUITRUST MARKETING*     REGISTERED REPRESENTATIVES
            ----------------------------------------------------------------------
            2001                    416,011                       13,791
            2002                    555,641                       24,596
            2003                    495,202                       42,586



   * Includes sales compensation paid to registered representatives of EquiTrust Marketing.

   Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Contracts.


LEGAL MATTERS

   All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by Stephen M. Morain, Esquire, Senior Vice President and General Counsel of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS


   The Account's statements of assets and liabilities as of December 31, 2003 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements and the balance sheets of the Company at December 31, 2003 and 2002 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2003 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


OTHER INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

   The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                         Report of Independent Auditors

The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Annuity Account II, comprising the Ultra, Vista, Appreciation, Developing Leaders (formerly Dreyfus Small Cap), Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Small Cap, Franklin Small Cap Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Franklin Real Estate, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2003, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Annuity Account II at December 31, 2003, and the results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
March 12, 2004

                        EQUITRUST LIFE ANNUITY ACCOUNT II

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2003

                                                                                                                   DEVELOPING
                                                                ULTRA             VISTA          APPRECIATION       LEADERS
                                                              SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                           ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $       261,175   $       204,700   $     3,836,384   $     2,607,464

LIABILITIES                                                              -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Net assets                                                 $       261,175   $       204,700   $     3,836,384   $     2,607,464
                                                           =====================================================================

NET ASSETS
Accumulation units                                         $       261,175   $       204,700   $     3,836,384   $     2,607,464
                                                           ---------------------------------------------------------------------
Total net assets                                           $       261,175   $       204,700   $     3,836,384   $     2,607,464
                                                           =====================================================================

Investments in shares of mutual funds, at cost             $       242,544   $       170,762   $     4,073,615   $     2,521,103
Shares of mutual fund owned                                      28,450.49         17,661.78        111,457.98         69,736.93

Accumulation units outstanding                                   27,132.13         18,303.21        404,169.53        192,118.87
Accumulation unit value                                    $          9.63   $         11.18   $          9.49   $         13.57

                                                                                DREYFUS
                                                             DISCIPLINED        GROWTH &         INTERNATIONAL
                                                                STOCK            INCOME              EQUITY
                                                             SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                                           ---------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $     2,437,435   $     1,642,950   $       774,225

LIABILITIES                                                              -                 -                 -
                                                           ---------------------------------------------------
Net assets                                                 $     2,437,435   $     1,642,950   $       774,225
                                                           ===================================================

NET ASSETS
Accumulation units                                         $     2,437,435   $     1,642,950   $       774,225
                                                           ---------------------------------------------------
Total net assets                                           $     2,437,435   $     1,642,950   $       774,225
                                                           ===================================================

Investments in shares of mutual funds, at cost             $     2,885,661   $     1,825,747   $       850,593
Shares of mutual fund owned                                     123,979.40         81,495.51         64,680.43

Accumulation units outstanding                                  295,073.98        174,052.70         73,672.34
Accumulation unit value                                    $          8.26   $          9.44   $         10.51

SEE ACCOMPANYING NOTES.

                                                               SOCIALLY
                                                             RESPONSIBLE                         HIGH GRADE
                                                                GROWTH           BLUE CHIP          BOND            MANAGED
                                                              SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $        67,893   $     3,000,721   $     1,908,863   $       805,529

LIABILITIES                                                              -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Net assets                                                 $        67,893   $     3,000,721   $     1,908,863   $       805,529
                                                           =====================================================================

NET ASSETS
Accumulation units                                         $        67,893   $     3,000,721   $     1,908,863   $       805,529
                                                           ---------------------------------------------------------------------
Total net assets                                           $        67,893   $     3,000,721   $     1,908,863   $       805,529
                                                           =====================================================================

Investments in shares of mutual funds, at cost             $        58,570   $     3,248,629   $     1,870,445   $       698,859
Shares of mutual fund owned                                       2,865.87         89,174.47        183,192.27         54,686.31

Accumulation units outstanding                                    7,827.55        334,431.92        148,448.76         68,219.01
Accumulation unit value                                    $          8.67   $          8.97   $         12.86   $         11.81

                                                               MONEY                                VALUE
                                                               MARKET        STRATEGIC YIELD        GROWTH
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $       494,275   $     1,032,234   $       987,336

LIABILITIES                                                              -                 -                 -
                                                           ---------------------------------------------------
Net assets                                                 $       494,275   $     1,032,234   $       987,336
                                                           ===================================================

NET ASSETS
Accumulation units                                         $       494,275   $     1,032,234   $       987,336
                                                           ---------------------------------------------------
Total net assets                                           $       494,275   $     1,032,234   $       987,336
                                                           ===================================================

Investments in shares of mutual funds, at cost             $       494,275   $     1,012,200   $       833,029
Shares of mutual fund owned                                     494,275.27        113,059.55         83,957.12

Accumulation units outstanding                                   45,386.12         83,450.20         76,306.40
Accumulation unit value                                    $         10.89   $         12.37   $         12.94

SEE ACCOMPANYING NOTES.

                                                                                                   FIDELITY
                                                                                                   GROWTH &
                                                              CONTRAFUND          GROWTH            INCOME         HIGH INCOME
                                                              SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $       683,635   $       384,381   $       299,448   $        52,284

LIABILITIES                                                              -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Net assets                                                 $       683,635   $       384,381   $       299,448   $        52,284
                                                           =====================================================================

NET ASSETS
Accumulation units                                         $       683,635   $       384,381   $       299,448   $        52,284
                                                           ---------------------------------------------------------------------
Total net assets                                           $       683,635   $       384,381   $       299,448   $        52,284
                                                           =====================================================================

Investments in shares of mutual funds, at cost             $       581,067   $       326,534   $       271,508   $        47,657
Shares of mutual fund owned                                      29,556.22         12,383.42         22,582.79          7,610.48

Accumulation units outstanding                                   58,445.76         42,214.35         30,076.63          4,044.15
Accumulation unit value                                    $         11.70   $          9.11   $          9.96   $         12.93

                                                              INDEX 500          MID-CAP          OVERSEAS
                                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                           ---------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $     1,059,492   $       350,711   $       176,630

LIABILITIES                                                              -                 -                 -
                                                           ---------------------------------------------------
Net assets                                                 $     1,059,492   $       350,711   $       176,630
                                                           ===================================================

NET ASSETS
Accumulation units                                         $     1,059,492   $       350,711   $       176,630
                                                           ---------------------------------------------------
Total net assets                                           $     1,059,492   $       350,711   $       176,630
                                                           ===================================================

Investments in shares of mutual funds, at cost             $       937,211   $       277,561   $       130,698
Shares of mutual fund owned                                       8,400.00         14,631.26         11,329.72

Accumulation units outstanding                                  108,627.58         27,774.36         15,387.96
Accumulation unit value                                    $          9.75   $         12.63   $         11.48

SEE ACCOMPANYING NOTES.

                                                                               FRANKLIN
                                                                               SMALL CAP                             MUTUAL
                                                              FRANKLIN           VALUE          FRANKLIN U.S.        SHARES
                                                              SMALL CAP        SECURITIES        GOVERNMENT        SECURITIES
                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $       211,281   $       299,311   $       449,526   $       147,191

LIABILITIES                                                              -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Net assets                                                 $       211,281   $       299,311   $       449,526   $       147,191
                                                           =====================================================================

NET ASSETS
Accumulation units                                         $       211,281   $       299,311   $       449,526   $       147,191
                                                           ---------------------------------------------------------------------
Total net assets                                           $       211,281   $       299,311   $       449,526   $       147,191
                                                           =====================================================================

Investments in shares of mutual funds, at cost             $       177,580   $       240,844   $       455,931   $       127,637
Shares of mutual fund owned                                      12,121.71         23,623.59         34,367.43          9,885.21

Accumulation units outstanding                                   21,497.87         23,973.67         41,766.34         13,558.51
Accumulation unit value                                    $          9.83   $         12.48   $         10.76   $         10.86

                                                              TEMPLETON
                                                               GROWTH         FRANKLIN REAL       MID-CAP             SMALL
                                                             SECURITIES          ESTATE            VALUE             COMPANY
                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                           ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $       295,289   $         9,673   $       318,458   $       188,182

LIABILITIES                                                              -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Net assets                                                 $       295,289   $         9,673   $       318,458   $       188,182
                                                           =====================================================================

NET ASSETS
Accumulation units                                         $       295,289   $         9,673   $       318,458   $       188,182
                                                           ---------------------------------------------------------------------
Total net assets                                           $       295,289   $         9,673   $       318,458   $       188,182
                                                           =====================================================================

Investments in shares of mutual funds, at cost             $       255,335   $         9,135   $       260,429   $       148,050
Shares of mutual fund owned                                      26,388.65            409.02         14,750.26         13,384.21

Accumulation units outstanding                                   28,533.99            855.45         24,032.80         17,159.60
Accumulation unit value                                    $         10.35   $         11.31   $         13.25   $         10.97

SEE ACCOMPANYING NOTES.

                                                                               RUSSELL 2000           S&P
                                                              NASDAQ 100        SMALL CAP          MIDCAP 400        EQUITY
                                                                INDEX             INDEX              INDEX           INCOME
                                                              SUBACCOUNT        SUBACCOUNT         SUBACCOUNT      SUBACCOUNT
                                                           ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $       100,824   $       525,315   $       504,911   $     1,582,919

LIABILITIES                                                              -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Net assets                                                 $       100,824   $       525,315   $       504,911   $     1,582,919
                                                           =====================================================================

NET ASSETS
Accumulation units                                         $       100,824   $       525,315   $       504,911   $     1,582,919
                                                           ---------------------------------------------------------------------
Total net assets                                           $       100,824   $       525,315   $       504,911   $     1,582,919
                                                           =====================================================================

Investments in shares of mutual funds, at cost             $        85,893   $       438,508   $       434,740   $     1,453,467
Shares of mutual fund owned                                       4,866.02          9,654.75          9,595.42         78,401.15

Accumulation units outstanding                                   11,597.89         43,308.96         43,229.91        128,009.35
Accumulation unit value                                    $          8.69   $         12.13   $         11.68   $         12.37

                                                                                                   PERSONAL
                                                               MID-CAP          NEW AMERICA        STRATEGY       INTERNATIONAL
                                                               GROWTH             GROWTH           BALANCED           STOCK
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                           ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market           $     2,773,578   $     1,233,529   $     2,464,679   $       386,271

LIABILITIES                                                              -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Net assets                                                 $     2,773,578   $     1,233,529   $     2,464,679   $       386,271
                                                           =====================================================================

NET ASSETS
Accumulation units                                         $     2,773,578   $     1,233,529   $     2,464,679   $       386,271
                                                           ---------------------------------------------------------------------
Total net assets                                           $     2,773,578   $     1,233,529   $     2,464,679   $       386,271
                                                           =====================================================================

Investments in shares of mutual funds, at cost             $     2,472,104   $     1,412,622   $     2,232,910   $       444,981
Shares of mutual fund owned                                     139,375.79         70,286.56        152,800.91         32,351.05

Accumulation units outstanding                                  198,191.40        147,428.79        206,795.59         45,602.24
Accumulation unit value                                    $         13.99   $          8.37   $         11.92   $          8.47

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE ANNUITY ACCOUNT II

                            STATEMENTS OF OPERATIONS

                  YEAR ENDED DECEMBER 31, 2003, EXCEPT AS NOTED

                                                                                                                   DEVELOPING
                                                                ULTRA            VISTA         APPRECIATION          LEADERS
                                                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                           ---------------------------------------------------------------------
Income:
  Dividends                                                $             -   $             -   $        48,921   $           671
Expenses:
  Mortality and expense risk                                        (2,712)           (1,691)          (47,592)          (31,168)
                                                           ---------------------------------------------------------------------
Net investment income (loss)                                        (2,712)           (1,691)            1,329           (30,497)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                       (2,893)               36          (100,560)         (314,644)
  Realized gain distributions                                            -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Total realized gain (loss) on investments                           (2,893)               36          (100,560)         (314,644)

Change in unrealized appreciation/depreciation of
  investments                                                       47,607            45,377           731,852           944,928
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $        42,002   $        43,722   $       632,621   $       599,787
                                                           =====================================================================

                                                                                  DREYFUS
                                                             DISCIPLINED         GROWTH &       INTERNATIONAL
                                                                STOCK             INCOME           EQUITY
                                                             SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                           ---------------------------------------------------
Income:
  Dividends                                                $        18,358   $        11,712   $        29,599
Expenses:
  Mortality and expense risk                                       (31,651)          (19,332)           (8,561)
                                                           ---------------------------------------------------
Net investment income (loss)                                       (13,293)           (7,620)           21,038

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                     (257,865)          (81,679)         (137,191)
  Realized gain distributions                                            -                 -                 -
                                                           ---------------------------------------------------
Total realized gain (loss) on investments                         (257,865)          (81,679)         (137,191)

Change in unrealized appreciation/depreciation of
  investments                                                      722,728           408,863           334,918
                                                           ---------------------------------------------------
Net increase (decrease) in net assets from operations      $       451,570   $       319,564   $       218,765
                                                           ===================================================

SEE ACCOMPANYING NOTES.

                                                              SOCIALLY
                                                             RESPONSIBLE                         HIGH GRADE
                                                                GROWTH           BLUE CHIP          BOND            MANAGED
                                                              SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------------------------
Income:
  Dividends                                                $             3   $        45,517   $        85,782   $        10,511
Expenses:
  Mortality and expense risk                                          (693)          (37,031)          (26,492)           (7,466)
                                                           ---------------------------------------------------------------------
Net investment income (loss)                                          (690)            8,486            59,290             3,045

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                       (3,029)         (311,859)           31,847             1,040
  Realized gain distributions                                            -                 -             9,123                 -
                                                           ---------------------------------------------------------------------
Total realized gain (loss) on investments                           (3,029)         (311,859)           40,970             1,040

Change in unrealized appreciation/depreciation of
  investments                                                       14,591           859,879           (25,996)          111,259
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $        10,872   $       556,506   $        74,264   $       115,344
                                                           =====================================================================

                                                                MONEY                              VALUE
                                                                MARKET       STRATEGIC YIELD       GROWTH
                                                              SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                           ---------------------------------------------------
Income:
  Dividends                                                $         3,071   $        67,267   $        11,150
Expenses:
  Mortality and expense risk                                        (8,064)          (13,267)          (11,227)
                                                           ---------------------------------------------------
Net investment income (loss)                                        (4,993)           54,000               (77)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                            -            (1,369)           10,408
  Realized gain distributions                                            -                 -                 -
                                                           ---------------------------------------------------
Total realized gain (loss) on investments                                -            (1,369)           10,408

Change in unrealized appreciation/depreciation of
  investments                                                            -            43,003           205,783
                                                           ---------------------------------------------------
Net increase (decrease) in net assets from operations      $        (4,993)  $        95,634   $       216,114
                                                           ===================================================

SEE ACCOMPANYING NOTES.

                                                                                                   FIDELITY
                                                                                                   GROWTH &
                                                              CONTRAFUND          GROWTH            INCOME         HIGH INCOME
                                                              SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------------------------
Income:
  Dividends                                                $         1,082   $           630   $         1,521   $         1,179
Expenses:
  Mortality and expense risk                                        (5,971)           (4,081)           (2,430)             (322)
                                                           ---------------------------------------------------------------------
Net investment income (loss)                                        (4,889)           (3,451)             (909)              857

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                        5,189           (13,910)           (2,079)              129
  Realized gain distributions                                            -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Total realized gain (loss) on investments                            5,189           (13,910)           (2,079)              129

Change in unrealized appreciation/depreciation of
  investments                                                      119,703           103,391            37,367             4,178
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $       120,003   $        86,030   $        34,379   $         5,164
                                                           =====================================================================

                                                              INDEX 500           MID-CAP          OVERSEAS
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------
Income:
  Dividends                                                $         6,759   $           475   $           503
Expenses:
  Mortality and expense risk                                        (9,247)           (3,172)           (1,723)
                                                           ---------------------------------------------------
Net investment income (loss)                                        (2,488)           (2,697)           (1,220)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                       (9,501)           (2,843)           (1,096)
  Realized gain distributions                                            -                 -                 -
                                                           ---------------------------------------------------
Total realized gain (loss) on investments                           (9,501)           (2,843)           (1,096)

Change in unrealized appreciation/depreciation of
  investments                                                      189,110            86,627            59,232
                                                           ---------------------------------------------------
Net increase (decrease) in net assets from operations      $       177,121   $        81,087   $        56,916
                                                           ===================================================

SEE ACCOMPANYING NOTES.


                                                                             FRANKLIN SMALL                           MUTUAL
                                                               FRANKLIN        CAP VALUE         FRANKLIN U.S.        SHARES
                                                               SMALL CAP       SECURITIES         GOVERNMENT        SECURITIES
                                                              SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------------------------
Income:
  Dividends                                                $             -   $           375   $        19,054   $         1,114
Expenses:
  Mortality and expense risk                                        (1,829)           (2,412)           (4,898)           (1,472)
                                                           ---------------------------------------------------------------------
Net investment income (loss)                                        (1,829)           (2,037)           14,156              (358)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                         (832)           (1,434)           (1,017)             (257)
  Realized gain distributions                                            -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Total realized gain (loss) on investments                             (832)           (1,434)           (1,017)             (257)

Change in unrealized appreciation/depreciation of
  investments                                                       46,880            62,889           (10,571)           25,216
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $        44,219   $        59,418   $         2,568   $        24,601
                                                           =====================================================================

                                                              TEMPLETON
                                                                GROWTH        FRANKLIN REAL        MID-CAP            SMALL
                                                              SECURITIES         ESTATE             VALUE            COMPANY
                                                              SUBACCOUNT      SUBACCOUNT (1)      SUBACCOUNT       SUBACCOUNT
                                                           ---------------------------------------------------------------------
Income:
  Dividends                                                $         2,692   $             -   $           795   $             -
Expenses:
  Mortality and expense risk                                        (2,579)              (22)           (3,317)           (1,756)
                                                           ---------------------------------------------------------------------
Net investment income (loss)                                           113               (22)           (2,522)           (1,756)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                       (5,246)                2             2,090              (304)
  Realized gain distributions                                            -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Total realized gain (loss) on investments                           (5,246)                2             2,090              (304)

Change in unrealized appreciation/depreciation of
  investments                                                       63,082               538            62,775            49,172
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $        57,949   $           518   $        62,343   $        47,112
                                                           =====================================================================

(1)  Period from May 1, 2003 (date operations commenced) through December 31,
     2003.

SEE ACCOMPANYING NOTES.

                                                                               RUSSELL 2000          S&P
                                                              NASDAQ 100        SMALL CAP         MIDCAP 400          EQUITY
                                                               INDEX              INDEX             INDEX             INCOME
                                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                           ---------------------------------------------------------------------
Income:
  Dividends                                                $             -   $         1,801   $         1,532   $        21,952
Expenses:
  Mortality and expense risk                                          (622)           (4,422)           (4,432)          (17,709)
                                                           ---------------------------------------------------------------------
  Net investment income (loss)                                        (622)           (2,621)           (2,900)            4,243

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                         (994)          (12,815)            2,558           (12,547)
  Realized gain distributions                                            -                 -                 -                 -
                                                           ---------------------------------------------------------------------
Total realized gain (loss) on investments                             (994)          (12,815)            2,558           (12,547)

Change in unrealized appreciation/depreciation of
  investments                                                       18,134           134,932            99,731           293,625
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $        16,518   $       119,496   $        99,389   $       285,321
                                                           =====================================================================

                                                                                                  PERSONAL
                                                               MID-CAP          NEW AMERICA       STRATEGY        INTERNATIONAL
                                                               GROWTH             GROWTH          BALANCED            STOCK
                                                              SUBACCOUNT        SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                           ---------------------------------------------------------------------
Income:
  Dividends                                                $             -   $             -   $        46,023   $         4,164
Expenses:
  Mortality and expense risk                                       (31,954)          (15,240)          (28,488)           (4,322)
                                                           ---------------------------------------------------------------------
  Net investment income (loss)                                     (31,954)          (15,240)           17,535              (158)

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                      (30,540)         (144,337)          (64,052)          (28,727)
  Realized gain distributions                                            -                 -             1,518               320
                                                           ---------------------------------------------------------------------
Total realized gain (loss) on investments                          (30,540)         (144,337)          (62,534)          (28,407)

Change in unrealized appreciation/depreciation of
  investments                                                      777,503           478,441           481,685           111,889
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations      $       715,009   $       318,864   $       436,686   $        83,324
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE ANNUITY ACCOUNT II

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                   ULTRA SUBACCOUNT                    VISTA SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        (2,712)  $        (1,239)  $        (1,691)  $          (614)
  Net realized gain (loss) on investments                           (2,893)           (3,187)               36              (290)
  Change in unrealized appreciation/depreciation of
    investments                                                     47,607           (29,022)           45,377           (11,600)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations               42,002           (33,448)           43,722           (12,504)

Contract transactions:
  Transfers of net premiums                                         23,688            68,474            47,268            22,834
  Transfers of surrenders and death benefits                          (389)           (4,674)           (3,003)           (2,137)
  Transfers of administrative and other charges                       (273)              (36)             (173)              (37)
  Transfers between subaccounts, including
    Declared Interest Option account                                47,923           111,006            49,918            52,565
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                      70,949           174,770            94,010            73,225
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            112,951           141,322           137,732            60,721

Net assets at beginning of period                                  148,224             6,902            66,968             6,247
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       261,175   $       148,224   $       204,700   $        66,968
                                                           =====================================================================

                                                                                                     DEVELOPING LEADERS
                                                               APPRECIATION SUBACCOUNT                   SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $         1,329   $       (10,604)  $       (30,497)  $       (31,094)
  Net realized gain (loss) on investments                         (100,560)          (95,642)         (314,644)         (465,349)
  Change in unrealized appreciation/depreciation of
    investments                                                    731,852          (612,139)          944,928           (27,354)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              632,621          (718,385)          599,787          (523,797)

Contract transactions:
  Transfers of net premiums                                        199,233           275,060           162,502           305,678
  Transfers of surrenders and death benefits                      (156,065)         (208,654)         (101,655)         (151,759)
  Transfers of administrative and other charges                     (9,264)           (9,820)           (7,042)           (7,382)
  Transfers between subaccounts, including
    Declared Interest Option account                               (63,310)          (79,629)         (104,414)           42,454
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     (29,406)          (23,043)          (50,609)          188,991
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            603,215          (741,428)          549,178          (334,806)

Net assets at beginning of period                                3,233,169         3,974,597         2,058,286         2,393,092
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $     3,836,384   $     3,233,169   $     2,607,464   $     2,058,286
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                                                                                                     DREYFUS GROWTH & INCOME
                                                              DISCIPLINED STOCK SUBACCOUNT                 SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $       (13,293)  $       (20,137)  $        (7,620)  $       (11,771)
  Net realized gain (loss) on investments                         (257,865)         (208,063)          (81,679)          (80,414)
  Change in unrealized appreciation/depreciation of
    investments                                                    722,728          (532,229)          408,863          (375,339)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              451,570          (760,429)          319,564          (467,524)

Contract transactions:
  Transfers of net premiums                                        110,799           279,397           116,697           158,493
  Transfers of surrenders and death benefits                      (106,195)         (199,873)         (103,585)         (125,983)
  Transfers of administrative and other charges                     (6,854)           (7,732)           (3,992)           (4,299)
  Transfers between subaccounts, including
    Declared Interest Option account                              (301,194)         (318,521)            5,829           (20,231)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                    (303,444)         (246,729)           14,949             7,980
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            148,126        (1,007,158)          334,513          (459,544)

Net assets at beginning of period                                2,289,309         3,296,467         1,308,437         1,767,981
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $     2,437,435   $     2,289,309   $     1,642,950   $     1,308,437
                                                           =====================================================================

                                                                  INTERNATIONAL EQUITY            SOCIALLY RESPONSIBLE GROWTH
                                                                      SUBACCOUNT                          SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        21,038   $        10,673   $          (690)  $          (212)
  Net realized gain (loss) on investments                         (137,191)         (139,200)           (3,029)             (624)
  Change in unrealized appreciation/depreciation of
    investments                                                    334,918            14,472            14,591            (5,273)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              218,765          (114,055)           10,872            (6,109)

Contract transactions:
  Transfers of net premiums                                         65,788            85,411            33,330            19,562
  Transfers of surrenders and death benefits                       (48,025)          (43,407)           (2,160)                -
  Transfers of administrative and other charges                     (2,183)           (2,309)              (66)               (7)
  Transfers between subaccounts, including
    Declared Interest Option account                               (37,124)          (27,014)            3,777             3,924
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     (21,544)           12,681            34,881            23,479
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            197,221          (101,374)           45,753            17,370

Net assets at beginning of period                                  577,004           678,378            22,140             4,770
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       774,225   $       577,004   $        67,893   $        22,140
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                                                                                                       HIGH GRADE BOND
                                                                 BLUE CHIP SUBACCOUNT                     SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $         8,486   $         7,181   $        59,290   $        54,714
  Net realized gain (loss) on investments                         (311,859)         (266,279)           40,970            16,994
  Change in unrealized appreciation/depreciation of
    investments                                                    859,879          (457,224)          (25,996)           30,248
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              556,506          (716,322)           74,264           101,956

Contract transactions:
  Transfers of net premiums                                        214,527           366,182           226,684           304,838
  Transfers of surrenders and death benefits                      (114,880)         (145,499)         (115,972)          (83,113)
  Transfers of administrative and other charges                     (8,552)           (8,982)           (3,794)           (2,915)
  Transfers between subaccounts, including
    Declared Interest Option account                              (367,433)         (243,907)          (68,219)          127,685
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                    (276,338)          (32,206)           38,699           346,495
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            280,168          (748,528)          112,963           448,451

Net assets at beginning of period                                2,720,553         3,469,081         1,795,900         1,347,449
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $     3,000,721   $     2,720,553   $     1,908,863   $     1,795,900
                                                           =====================================================================

                                                                  MANAGED SUBACCOUNT                MONEY MARKET SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $         3,045   $        (1,937)  $        (4,993)  $        (1,621)
  Net realized gain (loss) on investments                            1,040            (2,750)                -                 -
  Change in unrealized appreciation/depreciation of
    investments                                                    111,259            (4,842)                -                 -
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              115,344            (9,529)           (4,993)           (1,621)

Contract transactions:
  Transfers of net premiums                                        183,894           258,598         2,347,868         2,392,802
  Transfers of surrenders and death benefits                       (13,599)           (3,166)          (47,991)          (19,714)
  Transfers of administrative and other charges                       (742)              (95)             (884)             (890)
  Transfers between subaccounts, including
    Declared Interest Option account                               139,757           110,099        (2,444,438)       (2,346,817)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     309,310           365,436          (145,445)           25,381
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            424,654           355,907          (150,438)           23,760

Net assets at beginning of period                                  380,875            24,968           644,713           620,953
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       805,529   $       380,875   $       494,275   $       644,713
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                                                              STRATEGIC YIELD SUBACCOUNT            VALUE GROWTH SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        54,000   $        43,577   $           (77)  $         1,992
  Net realized gain (loss) on investments                           (1,369)          (15,066)           10,408               (33)
  Change in unrealized appreciation/depreciation of
    investments                                                     43,003             1,637           205,783           (97,828)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations               95,634            30,148           216,114           (95,869)

Contract transactions:
  Transfers of net premiums                                        132,685           154,979            89,607           113,807
  Transfers of surrenders and death benefits                       (62,559)          (33,221)          (42,041)          (21,691)
  Transfers of administrative and other charges                     (1,843)           (1,353)           (2,214)           (1,956)
  Transfers between subaccounts, including
    Declared Interest Option account                                13,471            42,972             2,181            60,035
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                      81,754           163,377            47,533           150,195
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            177,388           193,525           263,647            54,326

Net assets at beginning of period                                  854,846           661,321           723,689           669,363
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $     1,032,234   $       854,846   $       987,336   $       723,689
                                                           =====================================================================

                                                                 CONTRAFUND SUBACCOUNT                GROWTH SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        (4,889)  $        (1,452)  $        (3,451)  $        (1,839)
  Net realized gain (loss) on investments                            5,189            (2,159)          (13,910)           (8,404)
  Change in unrealized appreciation/depreciation of
    investments                                                    119,703           (18,110)          103,391           (44,894)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              120,003           (21,721)           86,030           (55,137)

Contract transactions:
  Transfers of net premiums                                        130,631            75,087            52,605           125,158
  Transfers of surrenders and death benefits                       (15,535)           (3,354)           (8,383)           (8,857)
  Transfers of administrative and other charges                       (510)             (122)             (353)              (91)
  Transfers between subaccounts, including
    Declared Interest Option account                               259,683            75,474            51,462            87,507
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     374,269           147,085            95,331           203,717
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            494,272           125,364           181,361           148,580

Net assets at beginning of period                                  189,363            63,999           203,020            54,440
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       683,635   $       189,363   $       384,381   $       203,020
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                                                               FIDELITY GROWTH & INCOME
                                                                      SUBACCOUNT                    HIGH INCOME SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $          (909)  $          (589)  $           857   $          (140)
  Net realized gain (loss) on investments                           (2,079)           (1,993)              129                (3)
  Change in unrealized appreciation/depreciation of
    investments                                                     37,367            (9,380)            4,178               449
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations               34,379           (11,962)            5,164               306

Contract transactions:
  Transfers of net premiums                                         88,061            60,511            27,997            14,469
  Transfers of surrenders and death benefits                       (10,038)           (8,191)           (2,357)              (78)
  Transfers of administrative and other charges                       (447)              (85)              (38)              (10)
  Transfers between subaccounts, including
    Declared Interest Option account                                91,255            36,837             6,491               340
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     168,831            89,072            32,093            14,721
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            203,210            77,110            37,257            15,027

Net assets at beginning of period                                   96,238            19,128            15,027                 -
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       299,448   $        96,238   $        52,284   $        15,027
                                                           =====================================================================

                                                                 INDEX 500 SUBACCOUNT                  MID-CAP SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31               YEAR ENDED DECEMBER 31
                                                                2003              2002               2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        (2,488)  $        (2,744)  $        (2,697)  $        (1,076)
  Net realized gain (loss) on investments                           (9,501)          (10,647)           (2,843)             (262)
  Change in unrealized appreciation/depreciation of
    investments                                                    189,110           (66,910)           86,627           (13,829)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              177,121           (80,301)           81,087           (15,167)

Contract transactions:
  Transfers of net premiums                                        239,351           154,245            51,854            89,032
  Transfers of surrenders and death benefits                       (22,268)           (8,453)           (6,117)           (2,929)
  Transfers of administrative and other charges                       (902)             (154)             (550)             (106)
  Transfers between subaccounts, including
    Declared Interest Option account                               286,523           241,854            70,189            65,791
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     502,704           387,492           115,376           151,788
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            679,825           307,191           196,463           136,621

Net assets at beginning of period                                  379,667            72,476           154,248            17,627
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $     1,059,492   $       379,667   $       350,711   $       154,248
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                                                                                                       FRANKLIN SMALL CAP
                                                                 OVERSEAS SUBACCOUNT                       SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        (1,220)  $          (515)  $        (1,829)  $          (511)
  Net realized gain (loss) on investments                           (1,096)             (600)             (832)             (825)
  Change in unrealized appreciation/depreciation of
   investments                                                      59,232           (13,300)           46,880           (13,181)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations               56,916           (14,415)           44,219           (14,517)

Contract transactions:
  Transfers of net premiums                                          8,154            41,556            41,574            80,734
  Transfers of surrenders and death benefits                        (3,532)                -            (2,144)           (1,559)
  Transfers of administrative and other charges                        (95)                -              (246)              (35)
  Transfers between subaccounts, including
    Declared Interest Option account                                60,506            27,540            45,173            17,778
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                      65,033            69,096            84,357            96,918
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            121,949            54,681           128,576            82,401

Net assets at beginning of period                                   54,681                 -            82,705               304
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       176,630   $        54,681   $       211,281   $        82,705
                                                           =====================================================================

                                                              FRANKLIN SMALL CAP VALUE              FRANKLIN U.S. GOVERNMENT
                                                                SECURITIES SUBACCOUNT                      SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        (2,037)  $          (448)  $        14,156   $         2,827
  Net realized gain (loss) on investments                           (1,434)              576            (1,017)              482
  Change in unrealized appreciation/depreciation of
   investments                                                      62,889            (4,544)          (10,571)            4,141
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations               59,418            (4,416)            2,568             7,450

Contract transactions:
  Transfers of net premiums                                         60,616            62,434           128,783            84,788
  Transfers of surrenders and death benefits                        (3,402)           (1,979)           (6,086)           (4,935)
  Transfers of administrative and other charges                       (150)              (30)             (525)              (65)
  Transfers between subaccounts, including
    Declared Interest Option account                                97,501            27,143           114,434           114,344
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     154,565            87,568           236,606           194,132
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            213,983            83,152           239,174           201,582

Net assets at beginning of period                                   85,328             2,176           210,352             8,770
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       299,311   $        85,328   $       449,526   $       210,352
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                                                                MUTUAL SHARES SECURITIES                TEMPLETON GROWTH
                                                                       SUBACCOUNT                    SECURITIES SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $          (358)  $          (238)  $           113   $           841
  Net realized gain (loss) on investments                             (257)           (2,087)           (5,246)              415
  Change in unrealized appreciation/depreciation of
    investments                                                     25,216            (5,867)           63,082           (23,180)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations               24,601            (8,192)           57,949           (21,924)

Contract transactions:
  Transfers of net premiums                                         17,020            46,342            64,582            66,410
  Transfers of surrenders and death benefits                        (1,161)           (2,454)           (5,938)           (1,231)
  Transfers of administrative and other charges                       (134)              (38)             (233)              (39)
  Transfers between subaccounts, including
    Declared Interest Option account                                37,623            20,936            54,758            77,342
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                      53,348            64,786           113,169           142,482
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                             77,949            56,594           171,118           120,558

Net assets at beginning of period                                   69,242            12,648           124,171             3,613
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       147,191   $        69,242   $       295,289   $       124,171
                                                           =====================================================================

                                                              FRANKLIN
                                                            REAL ESTATE
                                                             SUBACCOUNT           MID-CAP VALUE SUBACCOUNT
                                                           ---------------------------------------------------
                                                           PERIOD FROM MAY
                                                            1, 2003 (DATE
                                                              OPERATIONS
                                                              COMMENCED)
                                                               THROUGH
                                                             DECEMBER 31,          YEAR ENDED DECEMBER 31
                                                                2003               2003              2002
                                                           ---------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $           (22)  $        (2,522)  $        (1,182)
  Net realized gain (loss) on investments                                2             2,090               281
  Change in unrealized appreciation/depreciation of
    investments                                                        538            62,775            (4,754)
                                                           ---------------------------------------------------
Net increase (decrease) in net assets from operations                  518            62,343            (5,655)

Contract transactions:
  Transfers of net premiums                                              -            94,497            82,277
  Transfers of surrenders and death benefits                             -           (10,376)           (8,859)
  Transfers of administrative and other charges                          -              (376)              (57)
  Transfers between subaccounts, including
    Declared Interest Option account                                 9,155            28,147            76,168
                                                           ---------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                       9,155           111,892           149,529
                                                           ---------------------------------------------------
Total increase (decrease) in net assets                              9,673           174,235           143,874

Net assets at beginning of period                                        -           144,223               349
                                                           ---------------------------------------------------
Net assets at end of period                                $         9,673   $       318,458   $       144,223
                                                           ===================================================

SEE ACCOMPANYING NOTES.

                                                                                                       NASDAQ 100 INDEX
                                                               SMALL COMPANY SUBACCOUNT                   SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        (1,756)  $          (435)  $          (622)  $          (270)
  Net realized gain (loss) on investments                             (304)           (1,101)             (994)           (5,925)
  Change in unrealized appreciation/depreciation of
    investments                                                     49,172            (9,057)           18,134            (3,142)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations               47,112           (10,593)           16,518            (9,337)

Contract transactions:
  Transfers of net premiums                                         10,514            34,391            21,466            22,081
  Transfers of surrenders and death benefits                        (3,414)                -            (1,416)           (1,000)
  Transfers of administrative and other charges                        (92)              (18)             (109)              (15)
  Transfers between subaccounts, including
    Declared Interest Option account                                85,057            21,997            39,840            11,074
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                      92,065            56,370            59,781            32,140
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            139,177            45,777            76,299            22,803

Net assets at beginning of period                                   49,005             3,228            24,525             1,722
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       188,182   $        49,005   $       100,824   $        24,525
                                                           =====================================================================

                                                                RUSSELL 2000 SMALL CAP               S&P MIDCAP 400 INDEX
                                                                   INDEX SUBACCOUNT                       SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $        (2,621)  $        (2,328)  $        (2,900)  $        (1,511)
  Net realized gain (loss) on investments                          (12,815)           (1,691)            2,558            (1,788)
  Change in unrealized appreciation/depreciation of
    investments                                                    134,932           (50,445)           99,731           (30,890)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              119,496           (54,464)           99,389           (34,189)

Contract transactions:
  Transfers of net premiums                                         89,903           115,602            72,618           100,678
  Transfers of surrenders and death benefits                        (9,412)             (456)          (12,976)           (2,524)
  Transfers of administrative and other charges                       (288)              (69)             (301)              (38)
  Transfers between subaccounts, including
    Declared Interest Option account                                82,488           107,909           129,294            92,864
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     162,691           222,986           188,635           190,980
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            282,187           168,522           288,024           156,791

Net assets at beginning of period                                  243,128            74,606           216,887            60,096
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $       525,315   $       243,128   $       504,911   $       216,887
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                                                                                                         MID-CAP GROWTH
                                                               EQUITY INCOME SUBACCOUNT                    SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $         4,243   $         3,269   $       (31,954)  $       (33,274)
  Net realized gain (loss) on investments                          (12,547)          (15,063)          (30,540)           27,153
  Change in unrealized appreciation/depreciation of
   investments                                                     293,625          (167,741)          777,503          (607,785)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              285,321          (179,535)          715,009          (613,906)

Contract transactions:
  Transfers of net premiums                                        208,059           178,980           171,268           245,241
  Transfers of surrenders and death benefits                      (100,426)          (23,426)         (101,464)         (149,704)
  Transfers of administrative and other charges                     (3,062)           (2,817)           (6,459)           (6,700)
  Transfers between subaccounts, including
    Declared Interest Option account                                (5,472)           97,114          (136,159)          (88,810)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                      99,099           249,851           (72,814)               27
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            384,420            70,316           642,195          (613,879)

Net assets at beginning of period                                1,198,499         1,128,183         2,131,383         2,745,262
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $     1,582,919   $     1,198,499   $     2,773,578   $     2,131,383
                                                           =====================================================================

                                                                  NEW AMERICA GROWTH                PERSONAL STRATEGY BALANCED
                                                                      SUBACCOUNT                            SUBACCOUNT
                                                           ---------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31              YEAR ENDED DECEMBER 31
                                                                2003              2002              2003              2002
                                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $       (15,240)  $       (15,899)  $        17,535   $        22,794
  Net realized gain (loss) on investments                         (144,337)         (142,877)          (62,534)          (36,825)
  Change in unrealized appreciation/depreciation of
   investments                                                     478,441          (258,753)          481,685          (163,519)
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from operations              318,864          (417,529)          436,686          (177,550)

Contract transactions:
  Transfers of net premiums                                         83,515           113,374           232,588           385,522
  Transfers of surrenders and death benefits                       (52,185)          (34,247)         (151,112)          (97,656)
  Transfers of administrative and other charges                     (3,210)           (3,342)           (4,676)           (3,958)
  Transfers between subaccounts, including
    Declared Interest Option account                              (110,899)          (28,045)           38,074           138,425
                                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                     (82,779)           47,740           114,874           422,333
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets                            236,085          (369,789)          551,560           244,783

Net assets at beginning of period                                  997,444         1,367,233         1,913,119         1,668,336
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $     1,233,529   $       997,444   $     2,464,679   $     1,913,119
                                                           =====================================================================

SEE ACCOMPANYING NOTES.

                                                                 INTERNATIONAL STOCK
                                                                     SUBACCOUNT
                                                           ---------------------------------
                                                                YEAR ENDED DECEMBER 31
                                                                2003              2002
                                                           ---------------------------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                             $          (158)  $        (1,439)
  Net realized gain (loss) on investments                          (28,407)          (55,645)
  Change in unrealized appreciation/depreciation of
    investments                                                    111,889           (14,274)
                                                           ---------------------------------
Net increase (decrease) in net assets from operations               83,324           (71,358)

Contract transactions:
  Transfers of net premiums                                         20,576            33,164
  Transfers of surrenders and death benefits                       (21,396)          (11,814)
  Transfers of administrative and other charges                     (1,057)           (1,082)
  Transfers between subaccounts, including
    Declared Interest Option account                                12,755           (33,567)
                                                           ---------------------------------
Net increase (decrease) in net assets from contract
  transactions                                                      10,878           (13,299)
                                                           ---------------------------------
Total increase (decrease) in net assets                             94,202           (84,657)

Net assets at beginning of period                                  292,069           376,726
                                                           ---------------------------------
Net assets at end of period                                $       386,271   $       292,069
                                                           =================================

SEE ACCOMPANYING NOTES.

                        EquiTrust Life Annuity Account II

                          Notes to Financial Statements

                                December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

EquiTrust Life Annuity Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in thirty-seven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

  SUBACCOUNT                                  INVESTS EXCLUSIVELY IN SHARES OF
  --------------------------------------------------------------------------------------------------------
                                              American Century Variable Portfolios, Inc.:
  Ultra                                         VP Ultra(R) Fund
  Vista                                         VP Vista(SM) Fund

                                              Dreyfus Variable Investment Fund:
  Appreciation                                  Appreciation Portfolio
  Developing Leaders (2)                        Developing Leaders Portfolio
  Disciplined Stock                             Disciplined Stock Portfolio
  Dreyfus Growth & Income                       Growth and Income Portfolio
  International Equity                          International Equity Portfolio

  Socially Responsible Growth                 The Dreyfus Socially Responsible Growth Fund, Inc.

                                              EquiTrust Variable Insurance Series Fund:
  Blue Chip                                     Blue Chip Portfolio
  High Grade Bond                               High Grade Bond Portfolio
  Managed                                       Managed Portfolio
  Money Market                                  Money Market Portfolio
  Strategic Yield                               Strategic Yield Portfolio
  Value Growth                                  Value Growth Portfolio

                                              Fidelity Variable Insurance Products Funds:
  Contrafund                                    Contrafund(R) Portfolio
  Growth                                        Growth Portfolio
  Fidelity Growth & Income                      Growth & Income Portfolio
  High Income                                   High Income Portfolio
  Index 500                                     Index 500 Portfolio
  Mid-Cap                                       Mid Cap Portfolio
  Overseas                                      Overseas Portfolio

  SUBACCOUNT                                  INVESTS EXCLUSIVELY IN SHARES OF
  --------------------------------------------------------------------------------------------------------
                                              Franklin Templeton Variable Insurance Products Trust:
  Franklin Small Cap                            Franklin Small Cap Fund
  Franklin Small Cap Value Securities           Franklin Small Cap Value Securities Fund
  Franklin U.S. Government                      Franklin U.S. Government Fund
  Mutual Shares Securities                      Mutual Shares Securities Fund
  Templeton Growth Securities                   Templeton Growth Securities Fund
  Franklin Real Estate (1)                      Franklin Real Estate Fund

                                              J.P. Morgan Series Trust II:
  Mid-Cap Value                                 J.P. Morgan Mid Cap Value Portfolio
  Small Company                                 J.P. Morgan Small Company Portfolio

                                              Summit Mutual Funds, Inc. - Pinnacle Series:
  NASDAQ 100 Index                              NASDAQ - 100 Index Portfolio
  Russell 2000 Small Cap Index                  Russell 2000 Small Cap Index Portfolio
  S&P MidCap 400 Index                          S&P MidCap 400 Index Portfolio

                                              T. Rowe Price Equity Series Inc.:
  Equity Income                                 Equity Income Portfolio
  Mid-Cap Growth                                Mid-Cap Growth Portfolio
  New America Growth                            New America Growth Portfolio
  Personal Strategy Balanced                    Personal Strategy Balanced Portfolio

                                              T. Rowe Price International Series, Inc.:
  International Stock                           International Stock Portfolio

  (1) Commenced operations on May 1, 2003.
  (2) Formerly Dreyfus Small Cap.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option
(DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

CONTRACTS IN ANNUITIZATION PERIOD

As of December 31, 2003, there are no net assets allocated to contracts in the annuitization period as there are no contracts that have matured and are in the payout stage. Net assets allocated to contracts in the annuitization period will be computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first six contract years. During the second through sixth contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 6% of the amount surrendered during the first contract year and declines by 1% in each of the next five contract years. No surrender charge is deducted if the partial surrender or surrender occurs after six full contract years.

TRANSFER CHARGE: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio - 0.20%; High Grade Bond Portfolio - 0.30%; Managed Portfolio - 0.45%; Money Market Portfolio - 0.25%; Strategic Yield Portfolio - 0.45%; and Value Growth Portfolio - 0.45%.

3. FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the periods ended December 31, 2003:

                                                               COST OF        PROCEEDS FROM
SUBACCOUNT                                                    PURCHASES          SALES
--------------------------------------------------------------------------------------------
Ultra                                                      $        79,661   $        11,424
Vista                                                               98,241             5,922
Appreciation                                                       353,426           381,503
Developing Leaders                                                 213,687           294,793
Disciplined Stock                                                  188,344           505,081
Dreyfus Growth & Income                                            176,375           169,046
International Equity                                               122,601           123,107
Socially Responsible Growth                                         47,328            13,137
Blue Chip                                                          272,992           540,844
High Grade Bond                                                    522,376           415,264
Managed                                                            370,494            58,139
Money Market                                                     2,271,918         2,422,356
Strategic Yield                                                    285,206           149,452
Value Growth                                                       158,580           111,124
Contrafund                                                         451,166            81,786
Growth                                                             140,900            49,020
Fidelity Growth & Income                                           193,735            25,813
High Income                                                         36,105             3,155
Index 500                                                          570,718            70,502
Mid-Cap                                                            153,624            40,945
Overseas                                                            89,810            25,997

                                                               COST OF        PROCEEDS FROM
SUBACCOUNT                                                    PURCHASES          SALES
--------------------------------------------------------------------------------------------
Franklin Small Cap                                         $        89,376   $         6,848
Franklin Small Cap Value Securities                                162,497             9,969
Franklin U.S. Government                                           311,447            60,685
Mutual Shares Securities                                            55,745             2,755
Templeton Growth Securities                                        141,014            27,732
Franklin Real Estate                                                 9,155                22
Mid-Cap Growth                                                     309,851           414,619
New America Growth                                                 117,750           215,769
Personal Strategy Balanced                                         518,271           384,344
International Stock                                                 39,530            28,490

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2003 and 2002:

                                                                    PERIOD ENDED DECEMBER 31
                                                          2003                                    2002
                                          --------------------------------------  --------------------------------------
                                                                         NET                                      NET
                                                                      INCREASE                                 INCREASE
SUBACCOUNT                                 PURCHASED     REDEEMED    (DECREASE)    PURCHASED     REDEEMED     (DECREASE)
--------------------------------------------------------------------------------  --------------------------------------
Ultra                                          9,317        1,153          8,164      21,456        3,161         18,295
Vista                                         10,340          437          9,903       8,457          677          7,780
Appreciation                                  37,941       40,810         (2,869)     48,156       52,065         (3,909)
Developing Leaders                            18,488       23,353         (4,865)     43,646       29,319         14,327
Disciplined Stock                             23,217       65,783        (42,566)     37,459       70,806        (33,347)
Dreyfus Growth & Income                       20,211       19,191          1,020      26,804       25,918            886
International Equity                          11,110       14,818         (3,708)     13,474       11,508          1,966
Socially Responsible Growth                    6,308        1,646          4,662       3,119          430          2,689
Blue Chip                                     28,725       70,174        (41,449)     69,083       75,695         (6,612)
High Grade Bond                               34,129       30,899          3,230      49,238       20,471         28,767
Managed                                       33,972        4,796         29,176      41,339        4,775         36,564
Money Market                                 207,436      220,738        (13,302)    233,857      231,563          2,294
Strategic Yield                               18,695       11,560          7,135      31,467       16,554         14,913

                                                                    PERIOD ENDED DECEMBER 31
                                                          2003                                    2002
                                          --------------------------------------  --------------------------------------
                                                                                                                 NET
                                                                    NET INCREASE                               INCREASE
SUBACCOUNT                                 PURCHASED     REDEEMED    (DECREASE)    PURCHASED     REDEEMED     (DECREASE)
--------------------------------------------------------------------------------  --------------------------------------
Value Growth                                  13,674        9,456          4,218      23,407       10,213         13,194
Contrafund                                    44,889        6,956         37,933      19,144        4,829         14,315
Growth                                        18,852        5,852         13,000      27,863        4,048         23,815
Fidelity Growth & Income                      20,833        2,556         18,277      13,846        3,974          9,872
High Income                                    2,843          252          2,591       1,461            8          1,453
Index 500                                     66,409        7,079         59,330      48,833        6,750         42,083
Mid-Cap                                       14,967        3,851         11,116      19,878        4,909         14,969
Overseas                                      11,044        2,392          8,652       7,381          645          6,736
Franklin Small Cap                            10,702          596         10,106      11,713          350         11,363
Franklin Small Cap Value Securities           15,813          746         15,067       9,952        1,248          8,704
Franklin U.S. Government                      27,283        5,218         22,065      23,289        4,477         18,812
Mutual Shares Securities                       5,830          144          5,686       9,040        2,418          6,622
Templeton Growth Securities                   15,759        2,861         12,898      16,348        1,078         15,270
Franklin Real Estate                             855            -            855          NA           NA             NA
Mid-Cap Value                                 15,420        5,303         10,117      17,091        3,208         13,883
Small Company                                 11,531          364         11,167       6,612          924          5,688
S&P MidCap 400 Index                          22,119        3,568         18,551      22,228        3,271         18,957
Nasdaq 100 Index                               8,107          645          7,462       5,552        1,595          3,957
Russell 2000 Small Cap Index                  23,678        9,278         14,400      25,060        3,057         22,003
Equity Income                                 28,052       20,009          8,043      33,869       10,654         23,215
Mid-Cap Growth                                25,190       34,894         (9,704)     31,479       31,530            (51)
New America Growth                            16,499       27,929        (11,430)     31,461       26,521          4,940
Personal Strategy Balanced                    45,235       36,021          9,214      60,669       19,746         40,923
International Stock                            4,788        3,572          1,216       7,381        9,123         (1,742)

6. UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2003, 2002 and 2001, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

                                                      AS OF DECEMBER 31
                                        -------------------------------------- INVESTMENT
                                                         UNIT                    INCOME        EXPENSE      TOTAL
SUBACCOUNT                                   UNITS       VALUE     NET ASSETS   RATIO (1)     RATIO (2)   RETURN (3)
---------------------------------------------------------------------------------------------------------------------
Ultra :
  2003                                        27,132  $     9.63  $    261,175         -%        1.40%      23.30%
  2002                                        18,968        7.81       148,224      0.26         1.40      (23.80)
  2001 (4)                                       673       10.25         6,902         -         1.40        2.50
Vista:
  2003                                        18,303       11.18       204,700         -         1.40       40.28
  2002                                         8,400        7.97        66,968         -         1.40      (20.85)
  2001 (4)                                       620       10.07         6,247         -         1.40        0.70
Appreciation:
  2003                                       404,170        9.49     3,836,384      1.43         1.40       19.52
  2002                                       407,039        7.94     3,233,169      1.10         1.40      (17.89)
  2001                                       410,948        9.67     3,974,597      0.92         1.40      (10.55)
Developing Leaders:
  2003                                       192,119       13.57     2,607,464      0.03         1.40       29.86
  2002                                       196,984       10.45     2,058,286      0.05         1.40      (20.23)
  2001                                       182,657       13.10     2,393,092      0.45         1.40       (7.42)
Disciplined Stock:
  2003                                       295,074        8.26     2,437,435      0.81         1.40       21.83
  2002                                       337,640        6.78     2,289,309      0.66         1.40      (23.73)
  2001                                       370,987        8.89     3,296,467      0.44         1.40      (14.44)
Dreyfus Growth & Income:
  2003                                       174,053        9.44     1,642,950      0.84         1.40       24.87
  2002                                       173,033        7.56     1,308,437      0.61         1.40      (26.39)
  2001                                       172,147       10.27     1,767,981      0.51         1.40       (7.14)
International Equity:
  2003                                        73,672       10.51       774,225      4.80         1.40       40.88
  2002                                        77,380        7.46       577,004      3.08         1.40      (17.11)
  2001                                        75,414        9.00       678,378      0.91         1.40      (30.12)
Socially Responsible Growth:
  2003                                         7,828        8.67        67,893      0.01         1.40       24.03
  2002                                         3,166        6.99        22,140      0.03         1.40      (30.17)
  2001 (4)                                       477       10.01         4,770         -         1.40        0.10

                                                      AS OF DECEMBER 31
                                        -------------------------------------- INVESTMENT
                                                         UNIT                    INCOME        EXPENSE      TOTAL
SUBACCOUNT                                   UNITS       VALUE     NET ASSETS   RATIO (1)     RATIO (2)   RETURN (3)
---------------------------------------------------------------------------------------------------------------------
Blue Chip:
  2003                                       334,432  $     8.97  $  3,000,721      1.71%        1.40%      23.90%
  2002                                       375,881        7.24     2,720,553      1.62         1.40      (20.18)
  2001                                       382,493        9.07     3,469,081      1.44         1.40      (12.54)
High Grade Bond:
  2003                                       148,449       12.86     1,908,863      4.50         1.40        3.96
  2002                                       145,219       12.37     1,795,900      4.91         1.40        6.91
  2001                                       116,452       11.57     1,347,449      6.07         1.40        7.63
Managed:
  2003                                        68,219       11.81       805,529      1.95         1.40       21.00
  2002                                        39,043        9.76       380,875      0.54         1.40       (3.08)
  2001 (4)                                     2,479       10.07        24,968         -         1.40        0.70
Money Market:
  2003                                        45,386       10.89       494,275      0.53         1.40       (0.91)
  2002                                        58,688       10.99       644,713      1.16         1.40       (0.18)
  2001                                        56,394       11.01       620,953      3.37         1.40        2.13
Strategic Yield:
  2003                                        83,450       12.37     1,032,234      7.05         1.40       10.45
  2002                                        76,315       11.20       854,846      7.04         1.40        3.99
  2001                                        61,402       10.77       661,321      7.86         1.40        7.70
Value Growth:
  2003                                        76,306       12.94       987,336      1.38         1.40       28.88
  2002                                        72,088       10.04       723,689      1.66         1.40      (11.70)
  2001                                        58,894       11.37       669,363      1.55         1.40        5.57
Contrafund:
  2003                                        58,446       11.70       683,635      0.25         1.40       26.76
  2002                                        20,513        9.23       189,363      0.41         1.40      (10.65)
  2001 (4)                                     6,198       10.33        63,999         -         1.40        3.30
Growth:
  2003                                        42,214        9.11       384,381      0.21         1.40       31.08
  2002                                        29,214        6.95       203,020      0.09         1.40      (31.05)
  2001 (4)                                     5,399       10.08        54,440         -         1.40        0.80
Fidelity Growth & Income:
  2003                                        30,077        9.96       299,448      0.87         1.40       22.06
  2002                                        11,800        8.16        96,238      0.47         1.40      (17.74)
  2001 (4)                                     1,928        9.92        19,128         -         1.40       (0.80)
High Income:
  2003                                         4,044       12.93        52,284      5.06         1.40       25.05
  2002                                         1,453       10.34        15,027      0.01         1.40        3.40
  2001 (4)                                         -           -             -         -            -           -

                                                      AS OF DECEMBER 31
                                        -------------------------------------- INVESTMENT
                                                         UNIT                    INCOME        EXPENSE      TOTAL
SUBACCOUNT                                   UNITS       VALUE     NET ASSETS   RATIO (1)     RATIO (2)   RETURN (3)
---------------------------------------------------------------------------------------------------------------------
Index 500:
  2003                                       108,628  $     9.75  $  1,059,492      1.01%        1.40%      26.62%
  2002                                        49,298        7.70       379,667      0.42         1.40      (23.38)
  2001 (4)                                     7,215       10.05        72,476         -         1.40        0.50
Mid-Cap:
  2003                                        27,774       12.63       350,711      0.21         1.40       36.39
  2002                                        16,658        9.26       154,248      0.28         1.40      (11.30)
  2001 (4)                                     1,689       10.44        17,627         -         1.40        4.40
Overseas:
  2003                                        15,388       11.48       176,630      0.40         1.40       41.38
  2002                                         6,736        8.12        54,681      0.01         1.40      (18.80)
  2001 (4)                                         -           -             -         -            -           -
Franklin Small Cap:
  2003                                        21,498        9.83       211,281         -         1.40       35.40
  2002                                        11,392        7.26        82,705      0.28         1.40      (29.65)
  2001 (4)                                        29       10.32           304         -         1.40        3.20
Franklin Small Cap Value Securities:
  2003                                        23,974       12.48       299,311      0.22         1.40       30.27
  2002                                         8,907        9.58        85,328      0.31         1.40      (10.55)
  2001 (4)                                       203       10.71         2,176         -         1.40        7.10
Franklin U.S. Government:
  2003                                        41,766       10.76       449,526      5.40         1.40        0.75
  2002                                        19,701       10.68       210,352      4.37         1.40        8.32
  2001 (4)                                       889        9.86         8,770         -         1.40       (1.40)
Mutual Shares Securities:
  2003                                        13,559       10.86       147,191      1.05         1.40       23.55
  2002                                         7,873        8.79        69,242      0.94         1.40      (13.06)
  2001 (4)                                     1,251       10.11        12,648         -         1.40        1.10
Templeton Growth Securities:
  2003                                        28,534       10.35       295,289      1.45         1.40       30.35
  2002                                        15,636        7.94       124,171      2.51         1.40      (19.64)
  2001 (4)                                       366        9.88         3,613         -         1.40       (1.20)
Franklin Real Estate:
  2003 (5)                                       855       11.31         9,673         -         1.40       13.10
Mid-Cap Value:
  2003                                        24,033       13.25       318,458      0.33         1.40       27.90
  2002                                        13,916       10.36       144,223      0.04         1.40       (0.58)
  2001 (4)                                        33       10.42           349         -         1.40        4.20

                                                      AS OF DECEMBER 31
                                        -------------------------------------- INVESTMENT
                                                         UNIT                    INCOME        EXPENSE      TOTAL
SUBACCOUNT                                   UNITS       VALUE     NET ASSETS   RATIO (1)     RATIO (2)   RETURN (3)
---------------------------------------------------------------------------------------------------------------------
Small Company:
  2003                                        17,160  $    10.97  $    188,182         -%        1.40%      34.11%
  2002                                         5,993        8.18        49,005      0.11         1.40      (22.68)
  2001 (4)                                       305       10.58         3,228         -         1.40        5.80
NASDAQ 100 Index:
  2003                                        11,598        8.69       100,824         -         1.40       46.54
  2002                                         4,136        5.93        24,525         -         1.40      (38.36)
  2001 (4)                                       179        9.62         1,722         -         1.40       (3.80)
Russell 2000 Small Cap Index:
  2003                                        43,309       12.13       525,315      0.57         1.40       44.23
  2002                                        28,909        8.41       243,128      0.12         1.40      (22.13)
  2001 (4)                                     6,906       10.80        74,606         -         1.40        8.00
S&P MidCap 400 Index:
  2003                                        43,230       11.68       504,911      0.48         1.40       32.88
  2002                                        24,679        8.79       216,887      0.36         1.40      (16.29)
  2001 (4)                                     5,722       10.50        60,096         -         1.40        5.00
Equity Income:
  2003                                       128,009       12.37     1,582,919      1.72         1.40       23.82
  2002                                       119,966        9.99     1,198,499      1.67         1.40      (14.32)
  2001                                        96,751       11.66     1,128,183      1.55         1.40        0.09
Mid-Cap Growth:
  2003                                       198,191       13.99     2,773,578         -         1.40       36.49
  2002                                       207,895       10.25     2,131,383         -         1.40      (22.35)
  2001                                       207,946       13.20     2,745,262         -         1.40       (2.29)
New America Growth:
  2003                                       147,429        8.37     1,233,529         -         1.40       33.28
  2002                                       158,859        6.28       997,444         -         1.40      (29.28)
  2001                                       153,919        8.88     1,367,233         -         1.40      (13.11)
Personal Strategy Balanced:
  2003                                       206,796       11.92     2,464,679      2.24         1.40       23.14
  2002                                       197,582        9.68     1,913,119      2.64         1.40       (9.11)
  2001                                       156,659       10.65     1,668,336      2.99         1.40       (3.79)
International Stock:
  2003                                        45,602        8.47       386,271      1.34         1.40       28.72
  2002                                        44,386        6.58       292,069      0.96         1.40      (19.46)
  2001                                        46,128        8.17       376,726      2.04         1.40      (23.29)

    (1) These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

    (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

    (3) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

    (4)  Subaccount commenced operations on October 1, 2001.

    (5)  Subaccount commenced operations on May 1, 2003.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2003 and 2002, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2002 the Company changed its method of accounting for goodwill and in 2001 the Company changed its method of accounting for derivative instruments.


                                                     /s/ Ernst & Young LLP


Des Moines, Iowa
January 30, 2004

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                      DECEMBER 31,
                                                                               -------------------------
                                                                                  2003          2002
                                                                               -----------   -----------
ASSETS
Investments:
  Fixed maturities - available for sale, at market (amortized cost: 2003 -
    $1,879,776; 2002 - $1,377,395)                                             $ 1,916,404   $ 1,440,847
  Equity securities - available for sale, at market (cost: 2002 - $386)                  -           386
  Mortgage loans on real estate                                                    168,669        88,381
  Policy loans                                                                      21,746        23,364
  Short-term investments                                                             7,057         6,198
                                                                               -----------   -----------
Total investments                                                                2,113,876     1,559,176

Cash and cash equivalents                                                           70,234        29,895
Accrued investment income                                                           14,316        11,075
Reinsurance recoverable                                                             46,168        30,124
Deferred policy acquisition costs                                                  256,091       178,933
Deferred income taxes                                                                4,669             -
Goodwill                                                                             1,231         1,231
Other assets                                                                        11,547         6,014
Assets held in separate accounts                                                    62,719        44,366

                                                                               -----------   -----------
       Total assets                                                            $ 2,580,851   $ 1,860,814
                                                                               ===========   ===========

                                                                                          DECEMBER 31,
                                                                                   -------------------------
                                                                                      2003          2002
                                                                                   -----------   -----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy liabilities and accruals:
    Future policy benefits:
       Interest sensitive and index products                                       $ 2,223,225   $ 1,572,178
       Traditional life insurance                                                       55,306        55,492
       Unearned revenue reserve                                                          1,651         1,595
    Other policy claims and benefits                                                     7,930         6,498
                                                                                   -----------   -----------
                                                                                     2,288,112     1,635,763

  Other policyholders' funds:
    Supplementary contracts without life contingencies                                   1,668         1,751
    Advance premiums and other deposits                                                  9,558         9,646
    Accrued dividends                                                                      633           643
                                                                                   -----------   -----------
                                                                                        11,859        12,040

  Amounts payable to affiliates                                                          3,688           857
  Current income taxes                                                                  17,380         6,862
  Deferred income taxes                                                                      -         8,605
  Other liabilities                                                                     44,335        27,056
  Liabilities related to separate accounts                                              62,719        44,366
                                                                                   -----------   -----------
       Total liabilities                                                             2,428,093     1,735,549

Stockholder's equity:
  Common stock, par value $1,500 per share - authorized 2,500 shares, issued
    and outstanding 2,000 shares                                                         3,000         3,000
  Additional paid-in capital                                                           108,817        88,817
  Accumulated other comprehensive income                                                13,895        20,832
  Retained earnings                                                                     27,046        12,616
                                                                                   -----------   -----------
    Total stockholder's equity                                                         152,758       125,265
                                                                                   -----------   -----------
       Total liabilities and stockholder's equity                                  $ 2,580,851   $ 1,860,814
                                                                                   ===========   ===========

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                               YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------
                                                                        2003           2002           2001
                                                                     -----------    -----------    -----------
Revenues:
  Interest sensitive and index product charges                       $    17,803    $    13,490    $     8,237
  Traditional life insurance premiums                                      4,932          4,996          3,688
  Net investment income                                                  120,329         78,427         20,566
  Derivative income (loss)                                                17,779         (9,819)         1,132
  Realized losses on investments                                          (1,605)        (3,631)          (610)
  Other income                                                               121            284             57
                                                                     -----------    -----------    -----------
    Total revenues                                                       159,359         83,747         33,070
Benefits and expenses:
  Interest sensitive and index product benefits                           95,692         51,520         18,189
  Traditional life insurance benefits                                      4,976          4,306          3,145
  Increase (decrease) in traditional life future policy benefits            (675)            22            (41)
  Distributions to participating policyholders                             1,220          1,229            837
  Underwriting, acquisition and insurance expenses                        36,094         14,785          5,694
                                                                     -----------    -----------    -----------
    Total benefits and expenses                                          137,307         71,862         27,824
                                                                     -----------    -----------    -----------
                                                                          22,052         11,885          5,246
Income taxes                                                              (7,622)        (4,058)        (1,989)
                                                                     -----------    -----------    -----------
Income before cumulative effect of change in accounting
  principle                                                               14,430          7,827          3,257
Cumulative effect of change in accounting for derivative
  instruments                                                                  -              -             31
                                                                     -----------    -----------    -----------
Net income                                                           $    14,430    $     7,827    $     3,288
                                                                     ===========    ===========    ===========

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                           ACCUMULATED
                                                             ADDITIONAL       OTHER                       TOTAL
                                                  COMMON      PAID-IN     COMPREHENSIVE    RETAINED   STOCKHOLDER'S
                                                   STOCK      CAPITAL     INCOME (LOSS)    EARNINGS      EQUITY
                                                  -------   -----------   -------------    --------   -------------
Balance at January 1, 2001                        $ 3,000   $    28,998   $        (179)   $  1,501   $      33,320
  Comprehensive income (loss):
    Net income for 2001                                 -             -               -       3,288           3,288
    Cumulative effect of change in accounting
      for derivative instruments                        -             -             (31)          -             (31)
    Change in net unrealized investment
      gains/losses                                      -             -           2,945           -           2,945
                                                                                                      -------------
  Total comprehensive income                                                                                  6,202
  Capital contributions from parent                     -        34,819               -           -          34,819
                                                  -------   -----------   -------------    --------   -------------
Balance at December 31, 2001                        3,000        63,817           2,735       4,789          74,341
  Comprehensive income:
    Net income for 2002                                 -             -               -       7,827           7,827
    Change in net unrealized investment
      gains/losses                                      -             -          18,097           -          18,097
                                                                                                      -------------
  Total comprehensive income                                                                                 25,924
  Capital contributions from parent                     -        25,000               -           -          25,000
                                                  -------   -----------   -------------    --------   -------------
Balance at December 31, 2002                        3,000        88,817          20,832      12,616         125,265
  Comprehensive income (loss):
    Net income for 2003                                 -             -               -      14,430          14,430
    Change in net unrealized investment
      gains/losses                                      -             -          (6,937)          -          (6,937)
                                                                                                      -------------
  Total comprehensive income                                                                                  7,493
  Capital contribution from parent                      -        20,000               -           -          20,000
                                                  -------   -----------   -------------    --------   -------------
Balance at December 31, 2003                      $ 3,000   $   108,817   $      13,895    $ 27,046   $     152,758
                                                  =======   ===========   =============    ========   =============

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                             YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------
                                                                      2003            2002            2001
                                                                  ------------    ------------    ------------
OPERATING ACTIVITIES
Net income                                                        $     14,430    $      7,827    $      3,288
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Adjustments related to interest sensitive and index
      products:
      Interest credited to account balances, excluding bonus
         interest                                                       74,916          44,138          12,550
      Changes in fair value of embedded derivatives                     14,203           1,005           1,153
      Charges for mortality and administration                         (17,164)        (13,247)         (8,178)
      Deferral of unearned revenues                                        261             367             256
      Amortization of unearned revenue reserve                            (205)            (16)              2
   Provision for amortization                                          (22,674)         (9,469)            154
   Realized losses on investments                                        1,605           3,631             610
   Increase (decrease) in traditional life benefit accruals               (447)             22             (41)
   Policy acquisition costs deferred                                   (67,911)       (102,760)        (36,714)
   Amortization of deferred policy acquisition costs                    26,667           7,708             399
   Provision for deferred income taxes                                  (9,538)         (3,468)            554
   Other                                                               (12,782)         20,851         (12,707)
                                                                  ------------    ------------    ------------
Net cash provided by (used in) operating activities                      1,361         (43,411)        (38,674)

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
   Fixed maturities - available for sale                               665,599         109,265          37,489
   Equity securities - available for sale                                  386               -               -
   Mortgage loans on real estate                                        10,850           4,824           1,487
   Policy loans                                                          4,649           3,617           2,771
   Short-term investments - net                                              -               -           1,358
                                                                  ------------    ------------    ------------
                                                                       681,484         117,706          43,105
Acquisition of investments:
   Fixed maturities - available for sale                            (1,127,312)       (976,015)       (241,437)
   Equity securities - available for sale                                    -            (386)              -
   Mortgage loans on real estate                                       (90,998)        (63,660)         (1,600)
   Policy loans                                                         (3,031)         (3,439)         (2,383)
   Short-term investments - net                                           (859)         (2,641)              -
                                                                  ------------    ------------    ------------
                                                                    (1,222,200)     (1,046,141)       (245,420)
Net cash received in coinsurance transaction                                 -               -             340
                                                                  ------------    ------------    ------------
Net cash used in investing activities                                 (540,716)       (928,435)       (201,975)

                                                                            YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------
                                                                       2003          2002          2001
                                                                    ----------    ----------    ----------
FINANCING ACTIVITIES
Receipts from interest sensitive and index products credited to
  policyholder account balances                                     $  686,469    $  871,891    $  424,323
Return of policyholder account balances on interest sensitive
  and index products                                                  (126,775)      (65,185)      (34,429)
Capital contributions from parent                                       20,000        25,000        20,000
                                                                    ----------    ----------    ----------
Net cash provided by financing activities                              579,694       831,706       409,894
                                                                    ----------    ----------    ----------
Increase (decrease) in cash and cash equivalents                        40,339      (140,140)      169,245
Cash and cash equivalents at beginning of year                          29,895       170,035           790
                                                                    ----------    ----------    ----------
Cash and cash equivalents at end of year                            $   70,234    $   29,895    $  170,035
                                                                    ==========    ==========    ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid (received) for income taxes during the year               $    6,642    $    1,931    $     (326)
Non-cash operating activity - deferral of bonus interest credited
  to account balances                                                   19,763        19,079         5,241

                             See accompanying notes.

                        EQUITRUST LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.   SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

EquiTrust Life Insurance Company (we or the Company) operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 47 states and the District of Columbia. During 2003, we expanded our distribution and began marketing individual annuity products through independent agents and brokers. In addition to writing direct insurance business, we assume through coinsurance agreements a percentage of certain business written by American Equity Investment Life Insurance Company (American Equity) and a percentage of an inforce block of business written by EMC National Life Company (NTL), formerly known as National Travelers Life Company.

Prior to December 31, 2003, the Company was a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which in turn, is wholly-owned by FBL Financial Group, Inc. At December 31, 2003, our stock was transferred by Farm Bureau Life to FBL Financial Group, Inc. through an "extraordinary" dividend totaling $152,758,000, which was approved by the Iowa Insurance Commissioner.

ACCOUNTING CHANGES

Effective July 1, 2003, we adopted Statement of Financial Accounting Standards (Statement) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." Statement No. 149 codifies several Derivatives Implementation Group (DIG) issues, including DIG Issue C18, "Scope Exceptions:
Shortest Period Criterion for Applying the Regular-Way Security Trades Exception to When-Issued Securities or Other Securities That Do Not Yet Exist." DIG Issue C18 clarifies the applicability of Statement No. 133 to when-issued securities by holding that the regular-way security trade exception may not be applied to securities which are not settled within the shortest period possible for that security. If settlement does not occur within the shortest period possible, there is deemed to be a forward contract for the purchase of that security which is subject to fair value accounting under Statement No. 133. We occasionally purchase asset-backed securities and agree to settle at a future date, even though the same security or an essentially similar security could be settled at an earlier date. For these securities, any changes in the market value of the security from the trade date through the settlement date are recorded as derivative income (loss) rather than as a component of accumulated other comprehensive income (loss). The adoption of Statement No. 149 resulted in a $164,000 increase to net income for 2003.

Effective October 1, 2003, we adopted the DIG's Statement 133 Implementation Issue No. B36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether Statement No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, a modified coinsurance agreement where interest on funds withheld is determined by reference to a pool of fixed maturity assets is an example of an arrangement containing embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are to be recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as income or expense. This guidance applies to general account investments supporting our variable alliance business. At December 31, 2003, the fair value of the embedded derivatives pertaining to funds withheld on variable business assumed by us totaled $465,000, and the fair value of the embedded derivatives pertaining to funds withheld on variable business ceded by us was $29,000. Net income for 2003 was increased by $213,000 as a result of adopting DIG B36.

As discussed in the "Goodwill" section that follows, effective January 1, 2002 we changed our method of accounting for goodwill.

Effective January 1, 2001, we adopted Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" and Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Without hedge accounting, these gains or losses are recorded as a component of net income. Statement No. 133 also allowed companies to transfer securities classified as held for investment to either available-for-sale or trading categories in connection with the adoption of the new standard. Statement No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions.

In addition to the embedded derivatives relating to our modified coinsurance contracts and when-issued security trading noted above, we have the following different forms of derivatives on our balance sheets which are subject to Statement No. 133:

- the feature of a convertible fixed maturity security that allows the conversion of a fixed maturity security into an equity security is considered an embedded derivative,
- the rights of an index annuity contract holder to participate in the index returns available under the contract are considered embedded derivatives, and
- our reinsurance recoverable as it relates to call options purchased to fund returns to index annuity contract holders is considered an embedded derivative.

These derivatives are described more fully in this note under the captions "Investments - Fixed Maturities and Equity Securities," "Reinsurance Recoverable" and "Future Policy Benefits."

The cumulative effect of adopting these Statements on net income was $31,000 in 2001. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities.

In June 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." The SOP provides guidance on separate account presentation and valuation, the accounting for sales inducements (including bonus interest) and the classification and valuation of long-duration contract liabilities. We expect to adopt this SOP when it becomes effective in the first quarter of 2004. While we currently comply with most of the guidance presented in this SOP, we will need to change our method of computing reserves for guaranteed minimum death benefits (GMDB) associated with our variable annuities and change our presentation of deferred expenses relating to sales inducements. We have not quantified the impact of adoption on our financial statements; however, the impact is not expected to be material due to our limited exposure to GMDBs. Our exposure to GMDBs (GMDB exceeds account value), net of reinsurance ceded, totaled $3,805,000 at December 31, 2003. Our recorded reserves for this benefit, which take into account the probability of death before the account value increases to an amount equal to or greater than the GMDB, totaled $65,000 at December 31, 2003. We currently include bonus interest as a component of deferred policy acquisition costs and the related amortization expense. The amount of bonus interest included as a component of deferred policy acquisition costs totaled $40,829,000 at December 31, 2003 and $25,106,000 at December 31, 2002.

INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

All of our fixed maturity securities, comprised of bonds, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities, with the exception of unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities, are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. Unrealized gains and losses relating to the conversion feature embedded in convertible fixed maturity securities are recorded as a component of derivative income (loss) in the statements of income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs that would have been required as a charge or credit to income had such amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

Equity securities, comprised of common stocks, are designated as "available for sale" and reported at market value. The change in unrealized appreciation and depreciation of equity securities is included directly in stockholder's equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income or loss.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis.

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

OTHER INVESTMENTS

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its fair value and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Market values of the conversion features embedded in convertible fixed maturity securities are estimated using an option-pricing model. Market values of equity securities are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues. Market values for the embedded derivatives in our modified coinsurance contracts and relating to our when-issued securities trading are based on the difference between the fair value and the cost basis of the underlying investments. Market values for the embedded derivatives in our reinsurance recoverable relating to call options are based on quoted market prices.

CASH AND CASH EQUIVALENTS

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

REINSURANCE RECOVERABLE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers' share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We assume, under a coinsurance agreement, certain index annuity contracts issued by American Equity. The call options used to fund the index credits on the index annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the balance sheets. This component of the reinsurance contract is an embedded derivative and we record our share of the call options at market value. Our share of the call options totaled $30,645,000 at December 31, 2003 and $17,176,000 at December 31, 2002. Changes in market value of the call options, as well as option proceeds, are included as a component of derivative income (loss) on our statements of income. See Note 4, "Reinsurance," for additional information regarding this reinsurance agreement.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs includes certain costs of acquiring new insurance business, principally commissions, first-year bonus interest and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Effective January 1, 2002, we adopted Statement No. 141, "Business Combinations," and Statement No. 142, "Goodwill and Other Intangible Assets." Under these Statements, goodwill is not amortized but is subject to annual impairment tests in accordance with the Statements. In addition, Statement No. 142 requires the identification and amortization of certain intangible assets that had previously been included as a component of goodwill. We have performed impairment testing and determined none of our goodwill was impaired as of December 31, 2003 or December 31, 2002. In addition, we have no intangible assets included as a component of goodwill that require separate accounting.

Through December 31, 2001, goodwill was being amortized on a straight-line basis generally over a period of 20 years. The carrying value of goodwill was regularly reviewed for indicators of impairment in value, which in the view of management were other than temporary. If facts and circumstances suggested that goodwill was impaired, we would have assessed the fair value of the underlying business and would have reduced goodwill to an amount that resulted in the book value of the underlying business approximating fair value. We did not record any impairments in 2001. Goodwill totaled $1,231,000 at December 31, 2003 and 2002. On a pro forma basis without goodwill amortization, net income for 2001 would have been $3,365,000.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive product benefits. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

For our direct business, interest crediting rates for interest sensitive products ranged from 3.00% to 5.50% in 2003, from 4.00% to 5.75% in 2002 and from 5.25% to 5.75% in 2001. For interest sensitive products assumed from through coinsurance agreements, interest crediting rates ranged from 3.25% to 12.00% in 2003, from 3.50% to 12.00% in 2002 and from 4.80% to 12.00% in 2001. A portion of the interest assumed from American Equity ($19,763,000 in 2003, $19,079,000 in 2002 and $5,241,000 in 2001) represents an additional interest credit on first-year premiums, payable until the first contract anniversary date (first-year bonus interest). These amounts have been deferred as policy acquisition costs.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Accrued dividends for participating business assumed from NTL are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of NTL's Board of Directors. Participating business accounted for less than 1.0% of direct receipts from policyholders during 2003, 2002 and 2001 and represented less than 1.0% of life insurance in force at December 31, 2003, 2002 and 2001.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $25,000 at December 31, 2003 and December 31, 2002 to cover estimated future assessments on known insolvencies. We had assets of $252,000 at December 31, 2003 and $291,000 at December 31, 2002 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled $13,000 in 2003, ($2,000) in 2002 and $4,000 in 2001. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2004 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2008. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

GUARANTY

Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest or index amounts credited to policyholder account balances, changes in the reserves for the embedded derivatives in the index annuities, benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

COMPREHENSIVE INCOME

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income in stockholder's equity. Also included in comprehensive income for 2001 is ($31,000) resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities on the date of adoption of Statement No. 133. Other comprehensive income excludes net investment losses included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled $571,000 in 2003, $2,105,000 in 2002 and $141,000 in 2001. These
amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve totaling $1,033,000 in 2003, $1,555,000 in 2002 and $471,000 in 2001.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

2.   INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and estimated market value information on fixed maturities and equity securities:

                                                                  GROSS       GROSS
                                                               UNREALIZED   UNREALIZED     ESTIMATED
                                              AMORTIZED COST      GAINS       LOSSES      MARKET VALUE
                                              --------------   ----------   ----------    ------------
                                                               (DOLLARS IN THOUSANDS)
DECEMBER 31, 2003
Bonds:
  United States Government and agencies       $      265,665   $    3,477   $   (8,489)   $    260,653
  State, municipal and other governments              56,918        1,709         (362)         58,265
  Public utilities                                    56,403        2,744       (1,084)         58,063
  Corporate securities                               333,533       25,211       (1,336)        357,408
  Mortgage and asset-backed securities             1,167,257       22,703       (7,945)      1,182,015
                                              --------------   ----------   ----------    ------------
Total fixed maturities                        $    1,879,776   $   55,844   $  (19,216)   $  1,916,404
                                              ==============   ==========   ==========    ============

DECEMBER 31, 2002
Bonds:
  United States Government and agencies       $      159,482   $      611   $   (3,077)   $    157,016
  State, municipal and other governments              12,781        1,481         (333)         13,929
  Public utilities                                    20,429        2,046         (280)         22,195
  Corporate securities                               264,167       20,733       (3,166)        281,734
  Mortgage and asset-backed securities               920,536       45,693         (256)        965,973
                                              --------------   ----------   ----------    ------------
Total fixed maturities                        $    1,377,395   $   70,564   $   (7,112)   $  1,440,847
                                              ==============   ==========   ==========    ============

Equity securities                             $          386   $        -   $        -    $        386
                                              ==============   ==========   ==========    ============

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                              ESTIMATED
                                                                           AMORTIZED COST   MARKET VALUE
                                                                           --------------   -------------
                                                                               (DOLLARS IN THOUSANDS)
Due in one year or less                                                    $       15,619   $      15,916
Due after one year through five years                                              81,720          89,349
Due after five years through ten years                                            126,802         138,716
Due after ten years                                                               488,378         490,408
                                                                           --------------   -------------
                                                                                  712,519         734,389
Mortgage and asset-backed securities                                            1,167,257       1,182,015
                                                                           --------------   -------------
                                                                           $    1,879,776   $   1,916,404
                                                                           ==============   =============

Net unrealized investment gains on fixed maturity and equity securities classified as available for sale, recorded directly to stockholder's equity, were comprised of the following:

                                                                                      DECEMBER 31,
                                                                                ----------------------
                                                                                  2003         2002
                                                                                ---------    ---------
                                                                                (DOLLARS IN THOUSANDS)
Unrealized appreciation on fixed maturity and equity securities - available
  for sale                                                                      $  36,628    $  63,452
Adjustment for assumed changes in amortization pattern of deferred policy
  acquisition costs                                                               (15,251)     (31,402)
Provision for deferred income taxes                                                (7,482)     (11,218)
                                                                                ---------    ---------
Net unrealized investment gains                                                 $  13,895    $  20,832
                                                                                =========    =========

The changes in net unrealized investment gains/losses are recorded net of deferred income taxes and adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs totaling ($19,887,000) in 2003, $38,846,000 in 2002 and $3,869,000 in 2001.

The following table sets forth the estimated market value and unrealized losses of securities in an unrealized loss position as of December 31, 2003, listed by the length of time the securities have been in an unrealized loss position:

                                               LESS THAN ONE YEAR         ONE YEAR OR MORE               TOTAL
                                             ----------------------    ----------------------    ----------------------
                                             ESTIMATED                 ESTIMATED                 ESTIMATED
                                               MARKET    UNREALIZED      MARKET    UNREALIZED      MARKET    UNREALIZED
    DESCRIPTION OF SECURITIES                  VALUE       LOSSES        VALUE       LOSSES        VALUE       LOSSES
---------------------------------            ---------   ----------    ---------   ----------    ---------   ----------
                                                                       (DOLLARS IN THOUSANDS)
     United States Government
       and agencies                          $ 104,990   $   (8,489)   $       -   $        -    $ 104,990   $   (8,489)
     State, municipal and
       other governments                        17,961         (362)           -            -       17,961         (362)
     Public utilities                           13,644       (1,059)         397          (25)      14,041       (1,084)
     Corporate securities                       31,721         (728)      11,039         (608)      42,760       (1,336)
     Mortgage and asset-backed
       securities                              309,430       (7,945)           -            -      309,430       (7,945)
                                             ---------   ----------    ---------   ----------    ---------   ----------
     Total fixed maturities                  $ 477,746   $  (18,583)   $  11,436   $     (633)   $ 489,182   $  (19,216)
                                             =========   ==========    =========   ==========    =========   ==========

Included in the above table are 77 securities from 48 issuers. Approximately 97.2% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the National Association of Insurance Commissioners. Unrealized losses on investment grade securities principally relate to changes in market interest rates or changes in credit spreads since the securities were acquired. Approximately 2.8% of the unrealized losses on fixed maturity securities are on securities that are rated below investment grade. We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

     -    historical operating trends;
     -    business prospects;
     -    status of the industry in which the company operates;
     -    analyst ratings on the issuer and sector;
     -    quality of management;
     -    size of the unrealized loss;
     -    length of time the security has been in an unrealized loss position;
          and
     -    our intent and ability to hold the security.

We believe the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and we have the ability and intent to hold these securities until they recover in value or mature.

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                               YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------
                                                         2003           2002           2001
                                                      -----------    -----------    -----------
                                                               (DOLLARS IN THOUSANDS)
Fixed maturity securities - available for sale        $   111,124    $    72,308    $    15,345
Equity securities - available for sale                          6              3              -
Mortgage loans on real estate                               9,093          4,477          1,641
Policy loans                                                1,343          1,429            960
Short-term investments, cash and cash equivalents             774          1,339            517
Prepayment fee income and other                               507            818          2,520
                                                      -----------    -----------    -----------
                                                          122,847         80,374         20,983
Less investment expenses                                   (2,518)        (1,947)          (417)
                                                      -----------    -----------    -----------
Net investment income                                 $   120,329    $    78,427    $    20,566
                                                      ===========    ===========    ===========

Other investment income in 2001 includes $2,504,000 earned in connection with the American Equity coinsurance agreement on investment income due but not yet received under the terms of the reinsurance agreement.

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                                    YEAR ENDED DECEMBER 31,
                                                            --------------------------------------
                                                               2003          2002          2001
                                                            ----------    ----------    ----------
                                                                    (DOLLARS IN THOUSANDS)
REALIZED
Fixed maturities - available for sale                       $   (1,604)   $   (3,660)   $     (612)
Mortgage loans on real estate                                        -            29             -
Short-term investments                                              (1)            -             2
                                                            ----------    ----------    ----------
Realized losses on investments                              $   (1,605)   $   (3,631)   $     (610)
                                                            ==========    ==========    ==========

UNREALIZED
Change in unrealized appreciation/depreciation of fixed
  maturities - available for sale                           $  (26,824)   $   56,943    $    6,783
                                                            ==========    ==========    ==========

An analysis of sales, maturities and principal repayments of our fixed maturities classified as available for sale is as follows:

                                                              GROSS REALIZED   GROSS REALIZED
                                             AMORTIZED COST        GAINS           LOSSES        PROCEEDS
                                             --------------   --------------   --------------    ---------
                                                                  (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2003
Scheduled principal repayments and calls     $      634,882   $            -   $            -    $ 634,882
Sales                                                31,317              281             (881)      30,717
                                             --------------   --------------   --------------    ---------
    Total                                    $      666,199   $          281   $         (881)   $ 665,599
                                             ==============   ==============   ==============    =========

YEAR ENDED DECEMBER 31, 2002
Scheduled principal repayments and calls     $       61,514   $            -   $            -    $  61,514
Sales                                                47,786              667             (702)      47,751
                                             --------------   --------------   --------------    ---------
    Total                                    $      109,300   $          667   $         (702)   $ 109,265
                                             ==============   ==============   ==============    =========

YEAR ENDED DECEMBER 31, 2001
Scheduled principal repayments and calls     $       20,541   $            -   $            -    $  20,541
Sales                                                17,560              442           (1,054)      16,948
                                             --------------   --------------   --------------    ---------
    Total                                    $       38,101   $          442   $       (1,054)   $  37,489
                                             ==============   ==============   ==============    =========

Realized losses on fixed maturities totaling $1,004,000 in 2003 and $3,625,000 in 2002 were incurred as a result of writedowns for other than temporary impairment of fixed maturity securities. There were no impairments in 2001.

Income taxes include a credit of $562,000 in 2003, $1,271,000 in 2002 and $214,000 in 2001 for the tax effect of realized gains and losses on investments.

OTHER

At December 31, 2003, affidavits of deposits covering investments with a carrying value totaling $2,111,591,000 were on deposit with state agencies to meet regulatory requirements.

At December 31, 2003, we had committed to provide additional funding for mortgage loans on real estate aggregating $18,717,000. These commitments arose in the normal course of business at terms that are comparable to similar investments.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2003 include a fixed maturity security with a carrying value totaling $10,000.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2003.

During 2001, our parent contributed fixed maturity securities to us with a book value of $14,819,000 and fair value of $14,810,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.

3.   FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds. Fair values for fixed maturity securities include the embedded derivatives relating to our when-issued securities trading. Fair value for these embedded derivatives is equal to the difference between the fair value of the underlying fixed maturity securities and the original cost.

EQUITY SECURITIES: The fair values for equity securities are based on quoted market prices, where available. For equity securities that are not actively traded, estimated fair values are based on values of comparable issues.

MORTGAGE LOANS ON REAL ESTATE AND POLICY LOANS: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar loans.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

REINSURANCE RECOVERABLE: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the index annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices for the call options. Reinsurance recoverable also includes the embedded derivatives in our modified coinsurance contracts under which we assume business. Market values for these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying investments. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

OTHER LIABILITIES: Market values for embedded derivatives in our modified coinsurance contracts under which we cede business are based on the difference between the fair value and the cost basis of the underlying investments. We are not required to estimate fair value for the remainder of the other liabilities balance.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                      DECEMBER 31,
                                             -------------------------------------------------------------
                                                         2003                             2002
                                             -----------------------------   -----------------------------
                                             CARRYING VALUE    FAIR VALUE    CARRYING VALUE    FAIR VALUE
                                             --------------   ------------   --------------   ------------
                                                                 (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities - available for sale        $    1,916,404   $  1,916,404   $    1,440,847   $  1,440,847
Equity securities - available for sale                    -              -              386            386
Mortgage loans on real estate                       168,669        170,862           88,381         97,131
Policy loans                                         21,746         24,825           23,364         28,036
Cash and short-term investments                      77,291         77,291           36,093         36,093
Reinsurance recoverable                              31,109         31,109           17,176         17,176
Assets held in separate accounts                     62,719         62,719           44,366         44,366

LIABILITIES
Future policy benefits                       $    2,060,254   $  1,759,531   $    1,407,352   $  1,238,077
Other policyholders' funds                           11,195         11,195           11,374         11,374
Other liabilities                                        29             29                -              -
Liabilities related to separate accounts             62,719         57,788           44,366         40,048

4.   REINSURANCE

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to an affiliate, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $342,317,000 (60.3% of direct life insurance in force) at December 31, 2003 and $318,399,000 (59.9% of direct life insurance in force) at December 31, 2002.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2003, 2002 and 2001.

In total, insurance premiums and product charges have been reduced by $1,320,000 in 2003, $1,302,000 in 2002 and $1,203,000 in 2001 and insurance benefits have been reduced by $847,000 in 2003, $560,000 in 2002 and $837,000 in 2001 as a
result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

During 2001, we entered into a coinsurance agreement with American Equity whereby we assumed 70% of certain fixed and index annuity business written from August 1, 2001 to December 31, 2001 and 40% of certain annuity business written during 2002 and 2003. The reinsurance of the business written prior to October 1, 2001 was accounted for as the acquisition of an in force block of business on October 1, 2001. With the reinsurance of the in force block, we recorded cash and reinsurance recoverable totaling $120,391,000, deferred acquisition costs of $18,313,000 and policy liabilities of $138,704,000. Premiums collected on this assumed business, not included in revenues in the statements of income, totaled $649,528,000 in 2003, $837,925,000 in 2002 and $280,016,000 in the fourth quarter of 2001.

Our initial coinsurance agreement with American Equity expired effective December 31, 2003. Effective January 1, 2004, we reached an agreement to continue our coinsurance relationship under which we will assume 20% of selected fixed and index annuities with a limit, or cap, on annual premiums assumed. The cap will become effective at the end of any month in which the annual premiums assumed for the year exceed $500,000,000. The agreement will renew automatically every two years unless terminated by either party.

The index annuities assumed guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. A portion of the premium assumed is invested in investment grade fixed income securities to cover our share of the minimum guaranteed value due to the contract holder at the end of the contract term. A portion of the premium received from the contract holder is used to purchase derivatives consisting of call options on the applicable market indices to fund the index credits due to the index annuity contract holders. As described in Note 1, "Significant Accounting Policies - Reinsurance Recoverable," the call options are purchased by and maintained on the books of American Equity and we record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable. Changes in market value of the call options, as well as option proceeds and gain on early termination of options, are included as a component of derivative income (loss).

The call options are designed to fund the index credits owed to contract holders who elect to participate in one or more market indices. Prior to 2003, the options purchased were intended to fund the full amount of the annual index credits. During 2003, the methodology for purchasing options was changed, allowing for a decrease in the cost of the options. New options purchased are intended to fund the amount of the annual index credits in excess of the minimum guaranteed interest on the contracts. On the respective anniversary dates of the index annuity contracts, the market index used to compute the annual index credits is reset and new one-year call options are purchased to fund the next annual index credit. American Equity manages the cost of these purchases through the terms of the index annuities, which permit changes to annual participation rates, asset fees, and/or caps, subject to guaranteed minimums. By reducing participation rates and caps, or increasing asset fees, American Equity can limit option costs to budgeted amounts except in cases where the minimum guarantees prevent further reductions in these contract terms.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contact holder's right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next contract anniversary date.

Effective May 1, 2001, we entered into a coinsurance agreement with NTL, whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued on an ongoing basis. Effective October 1, 2003, our coinsurance agreement with NTL was amended so that we now assume 90% of NTL's traditional life, universal life and annuity business in force as of December 31, 2002, with no assumption of new business on an ongoing basis. Assets and liabilities recorded in connection with this agreement as of May 1, 2001, were as follows (dollars in thousands):

ASSETS
Investments                           $  299,252
Cash                                         340
Deferred policy acquisition costs         32,539
Other assets                               5,048
                                      ----------
      Total                           $  337,179
                                      ==========

LIABILITIES
Policy liabilities and accruals       $  324,592
Other policyholder funds                  11,872
Other liabilities                            715

                                      ----------
      Total                           $  337,179
                                      ==========

In addition to these reinsurance assumption agreements, we also assume variable annuity business from American Equity and two other alliance partners through modified coinsurance arrangements. Variable life business is also assumed from one of these partners through a similar modified coinsurance arrangement.

Life insurance in force assumed totaled $1,977,059,000 (89.8% of total life insurance in force) at December 31, 2003, $1,999,178,000 (90.4% of total life insurance in force) at December 31, 2002 and $1,944,915,000 (91.6% of total life insurance in force) at December 31, 2001. In total, premiums and product charges assumed totaled $21,098,000 in 2003, $17,365,000 in 2002 and $10,937,000 in
2001.

5.   INCOME TAXES

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------
                                                                    2003         2002         2001
                                                                 ---------    ---------    ---------
                                                                        (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
   Current                                                       $  17,160    $   7,526    $   1,435
   Deferred                                                         (9,538)      (3,468)         554
                                                                 ---------    ---------    ---------
                                                                     7,622        4,058        1,989

Cumulative effect of change in accounting for derivative
   instruments - deferred                                                -            -           16

Taxes provided in statement of changes in stockholder's
   equity:
   Cumulative effect of change in accounting for derivative
      instruments - deferred                                             -            -          (16)
   Change in net unrealized investment gains/losses -
      deferred                                                      (3,736)       9,745        1,584
                                                                 ---------    ---------    ---------
                                                                    (3,736)       9,745        1,568
                                                                 ---------    ---------    ---------
                                                                 $   3,886    $  13,803    $   3,573
                                                                 =========    =========    =========

The effective tax rate on income before income taxes and cumulative effect of change in accounting principle is different from the prevailing federal income tax rate as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                               -----------------------------------
                                                                  2003         2002         2001
                                                               ---------    ---------    ---------
                                                                     (DOLLARS IN THOUSANDS)
Income before income taxes and cumulative effect of change
   in accounting principle                                     $  22,052    $  11,885    $   5,246
                                                               =========    =========    =========

Income tax at federal statutory rate (35%)                     $   7,718    $   4,160    $   1,836
Tax effect (decrease) of:
   Tax-exempt dividend income                                        (82)         (69)         (51)
   Adjustment to tax-exempt dividend income                            -            -          160
   Other items                                                       (14)         (33)          44
                                                               ---------    ---------    ---------
Income tax expense                                             $   7,622    $   4,058    $   1,989
                                                               =========    =========    =========

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                 DECEMBER 31,
                                            ----------------------
                                              2003         2002
                                            ---------    ---------
                                            (DOLLARS IN THOUSANDS)
Deferred income tax assets:
   Future policy benefits                   $  96,587    $  65,933
   Recoverable from reinsurers                      -          992
   Transfers to separate accounts               1,292          923
   Other                                        1,411          891
                                            ---------    ---------
                                               99,290       68,739

Deferred income tax liabilities:
   Fixed maturity and equity securities       (13,368)     (23,250)
   Deferred policy acquisition costs          (80,649)     (53,743)
   Other                                         (604)        (351)
                                            ---------    ---------
                                              (94,621)     (77,344)
                                            ---------    ---------
Deferred income tax asset (liability)       $   4,669    $  (8,605)
                                            =========    =========

6.   CREDIT ARRANGEMENT

Farm Bureau Life has extended a line of credit to us in the amount of $10.0 million. Interest on any borrowings under this arrangement is charged at a variable rate equal to the one month London Interbank Offered Rate. We do not have any outstanding borrowings on this line of credit at December 31, 2003.

7.   RETIREMENT PLANS

We participate with several affiliates in various multiemployer defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $134,000 in 2003, $99,000 in 2002 and $115,000 in 2001.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Prior to 2002, we contributed FBL Financial Group, Inc. stock in the amount equal to 50% of an employee's contributions up to 4% of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Related expense totaled $20,000 in 2003, $17,000 in 2002 and $10,000 in 2001.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $1,000 for 2003, 2002 and 2001.

8.   MANAGEMENT AND OTHER AGREEMENTS

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), the majority owner of FBL Financial Group, Inc. and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $102,000 in 2003, $384,000 in 2002 and $359,000 in 2001 for these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $103,000 during 2003, $82,000 during 2002 and $77,000 during 2001 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $1,622,000 during 2003, $1,144,000 during 2002 and $262,000 during 2001 relating to these services.

9.   COMMITMENTS AND CONTINGENCIES

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2003, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life -U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to, the business with us prior to December 30, 1997.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2003 are as follows: 2004 - $54,000; 2005 - $54,000; 2006 -
$54,000; 2007 - $54,000; 2008 - $59,000 and thereafter, through 2013 - $257,000.
Rent expense for the lease totaled $79,000 in 2003, $64,000 in 2002 and $62,000 in 2001. We also lease additional space under a 34-month operating lease. Our expected share of future remaining lease payments under this lease as of December 31, 2003 are as follows: 2004 - $64,000; 2005 - $66,000 and 2006 -
$38,000. Rent expense for this lease totaled $10,000 for 2003.

10.  STATUTORY INFORMATION

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as available-for-sale (carried at fair value) rather than generally being carried at amortized cost; (b) acquisition costs of acquiring new business, including certain commission and expense allowances on reinsurance assumed, are deferred and amortized over the life of the policies rather than charged to operations as incurred; (c) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (d) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (f) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (g) certain deferred income tax assets and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus;
(h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized for all employees in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than for vested employees only; and (j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), as determined in accordance with statutory accounting practices, was $27,836,000 in 2003, $10,619,000 in 2002 and ($23,191,000) in
2001. The net loss in 2001 is primarily attributable to the payment of ceding commissions on the NTL and American Equity coinsurance transactions. Our statutory net gain (loss) from operations, which excludes realized gains and losses, totaled $33,075,000 in 2003, $12,090,000 in 2002 and ($22,537,000) in
2001. Our total statutory capital and surplus was $123,992,000 at December 31, 2003 and $78,287,000 at December 31, 2002.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2004, the maximum legally available for distribution that we could pay to our parent company without further regulatory approval is $13,425,000.

11.  SEGMENT INFORMATION

Management analyzes operations by reviewing financial information regarding products that are aggregated into three product segments. The product segments are: (1) traditional annuity, (2) traditional and universal life insurance and
(3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of fixed annuities, index annuities and supplementary contracts (some of which involve life contingencies). Fixed and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to the greater of a guaranteed interest rate or a percentage of the gain in a specified market index.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

  Financial information concerning our operating segments is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------
                                                                    2003            2002            2001
                                                                ------------    ------------    ------------
                                                                           (DOLLARS IN THOUSANDS)
  Operating revenues:
    Traditional annuity                                         $    126,498    $     53,039    $     10,266
    Traditional and universal life                                    30,734          30,849          20,680
    Variable                                                           3,362           2,961           1,727
    Corporate and other                                                  370             529           1,007
                                                                ------------    ------------    ------------
                                                                     160,964          87,378          33,680
  Realized losses on investments (A)                                  (1,605)         (3,631)           (610)
                                                                ------------    ------------    ------------
    Total revenues                                              $    159,359    $     83,747    $     33,070
                                                                ============    ============    ============

  Net investment income:
    Traditional annuity                                         $    103,594    $     61,795    $      8,995
    Traditional and universal life                                    15,930          15,999          10,362
    Variable                                                             682             445             273
    Corporate and other                                                  123             188             936
                                                                ------------    ------------    ------------
      Total net investment income                               $    120,329    $     78,427    $     20,566
                                                                ============    ============    ============

  Amortization:
    Traditional annuity                                         $    (19,717)   $     (7,579)   $         70
    Traditional and universal life                                    (2,792)         (1,805)             (2)
    Variable                                                            (130)            (54)             79
    Corporate and other                                                  (35)            (31)              7
                                                                ------------    ------------    ------------
      Total amortization                                        $    (22,674)   $     (9,469)   $        154
                                                                ============    ============    ============

  Pre-tax operating income (loss):
    Traditional annuity                                         $     18,824    $      7,163    $      1,073
    Traditional and universal life                                     4,955           7,367           4,593
    Variable                                                          (1,218)             36          (1,213)
    Corporate and other                                                  370             530           1,007
                                                                ------------    ------------    ------------
                                                                      22,931          15,096           5,460
  Income taxes on operating income                                    (7,930)         (5,182)         (2,064)
  Realized losses on investments, net (A)                               (571)         (2,087)           (139)
                                                                ------------    ------------    ------------
    Income before cumulative effect of change in accounting
      principle                                                 $     14,430    $      7,827    $      3,257
                                                                ============    ============    ============

  Assets:
    Traditional annuity                                         $  2,151,781    $  1,456,960    $    700,048
    Traditional and universal life                                   279,606         287,424         270,924
    Variable                                                          92,766          71,930          56,891
    Corporate and other                                               38,438          12,450          13,890
                                                                ------------    ------------    ------------
                                                                   2,562,591       1,828,764       1,041,753
  Unrealized gains on investments, net (A)                            21,377          32,050           4,208
  Other classification adjustments                                    (3,117)              -               -
                                                                ------------    ------------    ------------
    Total assets                                                $  2,580,851    $  1,860,814    $  1,045,961
                                                                ============    ============    ============

  (A) Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs and income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $689,199,000 in 2003, $875,766,000 in 2002 and

$310,142,000 in 2001. Total premiums collected include premiums assumed from American Equity totaling $649,528,000 in 2003 ($837,925,000 in 2002,
$280,016,000 in 2001) and premiums assumed from NTL totaling $18,749,000 in 2003 ($20,774,000 in 2002 and $13,301,000 in 2001).

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a)(1) All Financial Statements are included in either the Prospectus or the Statement of Additional Information as indicated herein.(6)
    (2)  Financial Statement Schedules(6)
         Schedule I--Summary of Investments
         Schedule III--Supplementary Insurance Information
         Schedule IV--Reinsurance

 (b)   Exhibits

       (1) Certified resolution of the board of directors of EquiTrust Life Insurance Company (the "Company") establishing EquiTrust Life Annuity Account II (the "Account").(1)
       (2) Not Applicable.
       (3) (a) Underwriting Agreement.(4)
           (b) Form of Sales Agreement.(1)
           (c) Form of Wholesaling Agreement.(1)
           (d) Paying Agent Agreement.(4)
       (4) (a) Contract Form.(1)
           (b) Variable Settlement Agreement(2)
           (c) Incremental Death Benefit Rider(3)
       (5) Contract Application.(1)
       (6) (a) Articles of Incorporation of the Company.(1)
           (b) By-Laws of the Company.(1)
       (7) Not Applicable.
       (8) (a) Participation agreement relating to EquiTrust Variable Insurance Series Fund.(1)
           (a)(1) Amended Schedule to Participation Agreement.(5)
           (b) Participation agreement relating to Dreyfus Variable Investment Fund.(1)
           (b)(1) Form of Amended Schedule to Participation Agreement.(5)
           (c) Participation agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(1)
           (d) Form of Participation agreement relating to American Century Funds.(5)
           (e) Participation agreement relating to Fidelity Variable Insurance Products Funds.(5)
           (f) Participation agreement relating to Franklin Templeton Funds.(5)
           (g) Participation agreement relating to JP Morgan Series Trust II.(5)
           (h) Participation agreement relating to Summit Pinnacle Series.(5)
       (9) Opinion and Consent of Stephen M. Morain, Esquire.(6)
      (10) (a) Consent of Sutherland Asbill & Brennan LLP.(6)
           (b) Consent of Ernst & Young LLP.(6)
           (c) Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(6)
      (11) Not Applicable.
      (12) Not Applicable.

      (13) Not Applicable.

      (14) Powers of Attorney.(6)


----------
(1) Incorporated by reference to the Initial Filing of this Registration Statement on Form N-4 (File No. 333-61899) on August 20, 1998.

(2) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-61899) filed on February 23, 2000.

(3) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-61899) filed on February 23, 2001

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-61899) filed on April 26, 2001.

(5) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 333-46597) filed on September 27, 2001.

(6)  Filed herein.

ITEM 25. DIRECTORS AND OFFICERS OF THE COMPANY

NAME AND PRINCIPAL BUSINESS
ADDRESS*                       POSITIONS AND OFFICES
----------------------------   ----------------------------------------------------------------
Steve L. Baccus                Director

Craig D. Hill                  Director

Craig A. Lang                  President and Director

William J. Oddy                Chief Executive Officer and Director

Jerry C. Downin                Senior Vice President, Secretary--Treasurer and Director

Stephen M. Morain              Senior Vice President and General Counsel

John M. Paule                  Executive Vice President

James W. Noyce                 Chief Financial Officer and Chief Administrative Officer

James P. Brannen               Vice President--Finance

Doug W. Gumm                   Vice President--Information Technology

JoAnn Rumelhart                Vice President

Barbara J. Moore               Vice President

Lou Ann Sandburg               Vice President--Investments and Assistant Treasurer

John E. Tatum                  Vice President

NAME AND PRINCIPAL BUSINESS
ADDRESS*                       POSITIONS AND OFFICES
----------------------------   ----------------------------------------------------------------
Bob Gray                       Vice President--Agency Development and Training

Paul Grinvalds                 Vice President--Life Administration

David A. McNeill               Vice President--Assistant General Counsel

Dennis M. Marker               Vice President--Investment Administration

Thomas L. May                  Vice President--Alliance Marketing

James M. Mincks                Vice President--Human Resources

James A. Pugh                  Vice President--Assistant General Counsel

Roland Schobert                Vice President--Agency

David T. Sebastian             Vice President--Sales and Business Development

Don Seibel                     Vice President--Accounting

Scott Shuck                    Vice President--Marketing Services

Jim Streck                     Vice President--Life Underwriting/Issue/Alliance Administration

Lynn E. Wilson                 Vice President--Life Sales

Christopher G. Daniels         Life Product Development and Pricing Vice President,
                               Illustration Actuary

Laura Beebe                    Securities Vice President

Charles T. Happel              Securities Vice President

James E. McCarthy              Trust Sales Vice President

Rosemary Parson                Operations Vice President

Robert J. Rummelhart           Investment Vice President

Jan Sewright                   Insurance Accounting Vice President

Douglas V. Shelton             Tax Vice President

Roger PJ Soener                Investment Vice President, Real Estate

Blake D. Weber                 Sales Services Vice President

Rod Bubke                      Life Financial Vice President and Appointed Actuary


     * The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                            FBL FINANCIAL GROUP, INC.
                                 OWNERSHIP CHART

                                    01/01/04


                                                              -------------
                                                              FBL Financial
                                                               Group, Inc.
                                                                (an Iowa
                                                              corporation)
                                                              -------------
                                                                    |
       -------------------------------------------------------------
       |                |                |                  |
---------------  ---------------  ---------------   -----------------
   EquiTrust       Farm Bureau                            FBL
Life Insurance   Life Insurance    FBL Financial       Financial
   Company           Company       Group Capital     Services, Inc.
  (an Iowa          (an Iowa          Trust             (an Iowa
 corporation)      corporation)   (a wholly-owned      corporation)
(a wholly-owned  (a wholly-owned     subsidiary)     (a wholly-owned
  subsidiary)       subsidiary)                        subsidiary)
---------------  ---------------  ---------------   -----------------
                        |                                  |
                 ---------------                           |
                      FBL                                  |
                   Real Estate                             |
                 Ventures, Ltd.                            |
                    (an Iowa                               |
                   corporation)                            |
                 (a wholly-owned                           |
                    subsidiary)                            |
                 ---------------                           |------------------------------------------------------
                                                           |                  |                |                  |
                                                    -----------------  ---------------  -----------------  ---------------
                                                           FBL           EquiTrust         EquiTrust          EquiTrust
                                                         Leasing         Investment        Marketing          Assigned
                                                      Services, Inc.     Management       Services, LLC        Benefit
                                                        (an Iowa       Services, Inc.     (a Delaware          Company
                                                       corporation)     (a Delaware     limited liability     (an Iowa
                                                     (a wholly-owned     corporation)       company)         corporation)
                                                        subsidiary)    (a wholly-owned  (a wholly-owned    (a wholly-owned
                                                                         subsidiary)      subsidiary)         subsidiary)
                                                    -----------------  ---------------  -----------------  ---------------
                                                                              |
                                                           ------------------------------------
                                                           |                  |                |
                                                    ......................................................
                                                        EquiTrust         EquiTrust        EquiTrust
                                                    Series Fund, Inc.    Money Market       Variable
                                                      (a Maryland            Fund             Ins
                                                      corporation)       (a Maryland      Series Fund
                                                                         corporation)   (a Massachusetts
                                                                                        business trust)
                                                    -----------------  ---------------  -----------------

                                                    .................  Management Agreement

ITEM 27. NUMBER OF CONTRACT OWNERS


As of March 11, 2004, there were 2,959 Owners.


ITEM 28. INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) EquiTrust Marketing Services, LLC is the registrant's principal underwriter and also serves as the principal underwriter to EquiTrust Life Annuity Account II, EquiTrust Life Variable Account and EquiTrust Life Variable Account II and the separate accounts of Farm Bureau Life Insurance Company, an affiliate of the Company, including Farm Bureau Life Annuity Account, and Farm Bureau Life Variable Account.

   (b) Officers and Managers of EquiTrust Marketing Services, LLC


NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
---------------------------------------------------------------------------------------------------------
Lynn E. Wilson                              President and Manager

William J. Oddy                             Chief Executive Officer and Manager

James P. Brannen                            Chief Financial Officer and Manager

Jo Ann Rumelhart                            Executive Vice President and Manager

Stephen M. Morain                           Senior Vice President, General Counsel and Manager

James W. Noyce                              Chief Administrative Officer, Treasurer and Manager

John M. Paule                               Chief Marketing Officer and Manager

Lou Ann Sandburg                            Vice President--Investments, Assistant Treasurer and Manager

Dennis M. Marker                            Vice President--Investment Administration and Manager

Robert A. Simons                            Assistant General Counsel, Securities

Kristi Rojohn                               Investment Compliance Vice President and Secretary

Julie M. McGonegle                          Investment Product Vice President

Deborah K. Peters                           Director of Broker/Dealer Compliance and Market Conduct

Susan M. Coombs                             Mutual Fund Accounting Director

Barbara A. Bennett                          Treasury Administrator

Larry J. Patterson                          Vice President

Thomas J. Faulconer                         Indiana OSJ Principal

Rebecca Howe                                Assistant Secretary


   * The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

   (c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                          NET UNDERWRITING
NAME OF PRINCIPAL           DISCOUNTS AND         COMPENSATION ON          BROKERAGE
UNDERWRITER                  COMMISSIONS            REDEMPTION             COMMISSION          COMPENSATION
-------------------------------------------------------------------------------------------------------------
EquiTrust Marketing
 Services, Inc.              $ 495,202                  NA                     NA                   NA

ITEM 30. LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, EquiTrust Life Annuity Account II, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 26th day of April, 2004.


                                     EQUITRUST LIFE INSURANCE COMPANY
                                     EQUITRUST LIFE ANNUITY ACCOUNT II


                                     By:            /s/ CRAIG A. LANG
                                          -------------------------------------
                                                      Craig A. Lang
                                                       PRESIDENT
                                            EquiTrust Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


               SIGNATURE                                 TITLE                      DATE
               ---------                                 -----                      ----
           /s/ CRAIG A. LANG              President and Director [Principal
----------------------------------------    Executive Officer]                  April 26, 2004
             Craig A. Lang

          /s/ JERRY C. DOWNIN             Senior Vice President,
----------------------------------------    Secretary-Treasurer and Director    April 26, 2004
            Jerry C. Downin                 [Principal Financial Officer]

           /s/ JAMES W. NOYCE             Chief Financial Officer and Chief
----------------------------------------    Administrative Officer              April 26, 2004
             James W. Noyce                 [Principal Financial Officer]

                   *
----------------------------------------  Director                              April 26, 2004
            Steve L. Baccus

                   *
----------------------------------------  Director                              April 26, 2004
             Craig D. Hill

                   *
----------------------------------------  Chief Executive Officer and Director  April 26, 2004
            William J. Oddy

*By:        /s/ STEPHEN M. MORAIN
     -----------------------------------
              Stephen M. Morain
              ATTORNEY-IN-FACT
        PURSUANT TO POWER OF ATTORNEY

                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION
-------       -----------
(2)           Financial Statement Schedules I, III, IV
(b)(9)        Opinion and Consent of Stephen M. Morain, Esquire
(b)(10)(a)    Consent of Sutherland Asbill & Brennan LLP
(b)(10)(b)    Consent of Ernst & Young LLP
(b)(10)(c)    Opinion and Consent of Christopher G. Daniels, FSA, MAAA
(b)(14)       Powers of Attorney